UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2018
Columbia AMT-Free California Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free California Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free California Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and California individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Co-Portfolio Manager
Managed Fund since 2012
Deborah Vargo
Co-Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/09/02	1.10	1.85	3.75
	Including sales charges		-1.92	1.23	3.44
Advisor Class*		03/19/13	1.25	2.12	4.00
Class C	Excluding sales charges	09/11/02	0.25	1.09	2.96
	Including sales charges		-0.74	1.09	2.96
Institutional Class		08/19/02	1.35	2.12	4.00
Institutional 2 Class*		11/08/12	1.42	2.19	4.05
Institutional 3 Class*		03/01/17	1.46	2.15	4.01
Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index			0.96	2.27	4.20
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.87	2.10	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of investment-grade bonds issued from the state of California and its municipalities.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free California Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2018)
AAA rating	0.5
AA rating	45.3
A rating	32.8
BBB rating	17.5
BB rating	1.3
Not rated	2.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
During the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 1.10% excluding sales charges. Institutional Class shares of the Fund returned 1.35%. During the same time period, the Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index returned 0.96% and the broader national index, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.87%. The Fund benefited from its overweight in lower rated investment-grade bonds, which outperformed higher quality issues.
Market overview
The national municipal bond market posted a small gain in the 12-month period, as the contribution from income helped offset a moderate decline in prices. The period began on a positive note, reflecting the ongoing rebound from the post-election sell-off of late 2016. During this time, prices were supported by a generally positive tone to the financial markets, muted concerns about U.S. Federal Reserve (Fed) policy and a favorable balance of supply and demand stemming from strong mutual fund inflows and lower new issuance. Although unfunded pension liabilities and budgetary stress among notable issuers such as Illinois, New Jersey, Pennsylvania, Connecticut and Kentucky persisted, overall credit conditions for municipal bonds remained on sound footing. In addition, Illinois passed a budget for the first time in two years in July 2017, preventing the state from being downgraded to a below investment-grade rating. The passage of Illinois’ budget took some risk out of the broader market, providing additional support for prices through the middle of 2017.
The market landscape became more challenging in the autumn after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code. The initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt, and it stripped private activity bonds (PABs) of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally as investors anticipated a dramatic reduction in future supply. However, municipalities responded to the proposed tax bill by pulling forward an estimated $35 billion of new bond issuance into December in an effort to beat any negative consequences from the potential changes. Fourth-quarter supply therefore jumped to the highest level in history, weighing on prices. The final bill, signed into law on December 22, spared PABs and only marginally reduced top personal tax rates.
Municipal bonds nevertheless remained under pressure in early 2018 as expectations for higher inflation weighed heavily on all segments of the fixed-income market. Investors worried that the introduction of fiscal stimulus, coming at a time when the economy appeared to be operating near full capacity, would force the Fed to raise interest rates further and faster than expected in order to tame inflation. The 10-year U.S. Treasury yield rose sharply during the first half of the quarter as a result, and municipal yields followed suit. Tax reform lessened the value proposition of municipals for banks and insurance companies, leading some to reduce their holdings of municipal bonds, but this potential headwind was offset by a sharp reduction in supply stemming from the surge of new issuance in December. This factor, together with a slowing rate of increase in Treasury yields late in the period, helped stabilize the municipal bond market in March and April. Still, the broad-based national indexes closed roughly flat for the full 12 months due to the earlier sell-off. Lower quality bonds outpaced higher quality issues, reflecting investors’ ongoing search for yield.
California municipal bond market delivered competitive results
California’s economy continued to boom in conjunction with the strength in the information technology sector. The expansion in technology led to personal income growth that was well above the U.S. average, which in turn fueled a surge in housing prices. Against this favorable backdrop, the California intermediate municipal market outperformed the broader national index by a small margin during the year. State and local general obligations, which comprise roughly 40% of the California intermediate index, finished narrowly ahead of the national market. Nevertheless, the state’s debt underperformed the national index by a wide margin within the BBB category due to the strong outperformance of Illinois and New Jersey.
Contributors and detractors
The Fund benefited from its overweight in lower rated investment-grade issues due to their outperformance versus higher quality securities. At the sector level, local general obligation bonds outperformed. Lower rated sectors such as hospitals and transportation, which continued to be sought after by yield-hungry investors, also performed well.
4	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund’s positions in pre-refunded bonds and holdings with maturities of between two and eight years detracted from results. At a time in which the yield curve flattened — indicating outperformance for longer term issues — the two- to eight-year area lagged considerably. Pre-refunded bonds, which are very short-dated, high-quality and low-yielding securities, contributed very little to total return. As a result, we looked for opportunities to reinvest in other areas as existing holdings in this space matured.
Fund positioning
Our strategy was largely unchanged during the period. We retained an overweight in A and BBB rated securities, as we did not anticipate a dramatic widening of yield spreads versus higher quality debt. However, given that spreads are very tight for lower-rated investment-grade issues, we remained on the lookout for opportunities to increase the portfolio’s credit quality when reinvesting the proceeds of maturing securities. We targeted a neutral duration profile — i.e., an interest-rate sensitivity in line with the benchmark — in order to maintain a balanced stance within the portfolio. At period’s end, the Fund’s positioning continued to reflect our expectation for gradual Fed tightening and a flattening bias to the yield curve.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically-diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	987.70	1,021.12	3.65	3.71	0.74
Advisor Class	1,000.00	1,000.00	988.90	1,022.36	2.42	2.46	0.49
Class C	1,000.00	1,000.00	984.00	1,017.41	7.33	7.45	1.49
Institutional Class	1,000.00	1,000.00	989.90	1,022.36	2.42	2.46	0.49
Institutional 2 Class	1,000.00	1,000.00	990.10	1,022.71	2.07	2.11	0.42
Institutional 3 Class	1,000.00	1,000.00	989.40	1,022.91	1.87	1.91	0.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.7%
State of California(a),(b)
Unlimited General Obligation Bonds
Kindergarten
Series 2013A2 (State Street)
05/01/2034	1.200%	3,000,000	3,000,000
Total Floating Rate Notes (Cost $3,000,000)			3,000,000

Municipal Bonds 96.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.9%
City of Los Angeles Department of Airports
Revenue Bonds
Subordinated Series 2017B
05/15/2029	5.000%	330,000	389,915
05/15/2030	5.000%	500,000	588,590
Subordinated Refunding Revenue Bonds
Series 2015C
05/15/2029	5.000%	2,410,000	2,758,028
County of Orange Airport
Revenue Bonds
Series 2009A
07/01/2025	5.250%	1,500,000	1,558,590
County of Sacramento Airport System
Refunding Revenue Bonds
Subordinated Series 2016B
07/01/2036	5.000%	1,750,000	1,978,690
Unrefunded Revenue Bonds
Series 2008A (AGM)
07/01/2023	5.000%	870,000	874,698
County of Sacramento Airport System(c)
Refunding Revenue Bonds
Subordinated Series 2018E
07/01/2034	5.000%	1,000,000	1,163,540
Norman Y. Mineta San Jose International Airport
Refunding Revenue Bonds
Series 2014B
03/01/2027	5.000%	2,000,000	2,265,000
Series 2014C
03/01/2030	5.000%	2,500,000	2,815,375
San Diego County Regional Airport Authority
Refunding Revenue Bonds
Subordinated Series 2017A
07/01/2033	5.000%	1,000,000	1,160,040
07/01/2034	5.000%	700,000	808,381
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Revenue Bonds
Series 2010A
07/01/2024	5.000%	1,000,000	1,063,420
San Francisco City & County Airport Commission - San Francisco International Airport
Refunding Revenue Bonds
2nd Series 2011
05/01/2026	5.250%	555,000	607,392
San Francisco City & County Airports Commission - San Francisco International Airport
Refunding Revenue Bonds
2nd Series 2016A
05/01/2026	5.000%	1,975,000	2,332,455
Total			20,364,114
Charter Schools 3.5%
California School Finance Authority(d)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2029	5.000%	1,100,000	1,206,227
08/01/2030	5.000%	1,505,000	1,645,296
08/01/2031	5.000%	925,000	1,008,148
Revenue Bonds
Alliance College-Ready Public Schools
Series 2015
07/01/2030	5.000%	1,700,000	1,876,885
Green Dot Public School Project
Series 2015A
08/01/2035	5.000%	1,010,000	1,079,488
KIPP Los Angeles Projects
Series 2015A
07/01/2035	5.000%	1,250,000	1,356,300
Series 2017
07/01/2037	5.000%	3,090,000	3,403,357
River Springs Charter School Project
Series 2015
07/01/2025	5.250%	2,000,000	2,197,380
California School Finance Authority
Revenue Bonds
KIPP Los Angeles Projects
Series 2014A
07/01/2034	5.000%	600,000	649,830
Total			14,422,911
Health Services 0.3%
California Municipal Finance Authority
Refunding Revenue Bonds
Harbor Regional Center Project
Series 2015
11/01/2032	5.000%	1,120,000	1,255,027
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 4.3%
California Educational Facilities Authority
Refunding Revenue Bonds
Loma Linda University
Series 2017A
04/01/2034	5.000%	1,485,000	1,671,219
04/01/2035	5.000%	2,000,000	2,245,880
Revenue Bonds
California Lutheran University
Series 2008
10/01/2021	5.250%	1,230,000	1,247,749
Chapman University
Series 2015
04/01/2026	5.000%	1,000,000	1,146,870
University of Southern California
Series 2009C
10/01/2024	5.250%	3,000,000	3,538,590
California Municipal Finance Authority
Refunding Revenue Bonds
Azusa Pacific University
Series 2015B
04/01/2025	5.000%	395,000	449,538
04/01/2026	5.000%	1,000,000	1,132,020
Biola University
Series 2017
10/01/2031	5.000%	540,000	626,551
10/01/2032	5.000%	615,000	709,759
Revenue Bonds
Biola University
Series 2013
10/01/2024	5.000%	505,000	565,287
10/01/2028	5.000%	840,000	926,890
California Municipal Finance Authority(d)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2026	4.000%	1,000,000	1,027,350
California Statewide Communities Development Authority(d)
Refunding Revenue Bonds
California Baptist University
Series 2017A
11/01/2032	5.000%	1,135,000	1,237,059
Revenue Bonds
California Baptist University
Series 2014A
11/01/2023	5.125%	715,000	761,182
Lancer Plaza Project
Series 2013
11/01/2023	5.125%	670,000	709,724
Total			17,995,668
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 9.8%
ABAG Finance Authority for Nonprofit Corps.
Revenue Bonds
Sharp Healthcare
Series 2011A
08/01/2024	5.250%	2,750,000	3,003,247
California Health Facilities Financing Authority
Refunding Revenue Bonds
Cedars Sinai Medical Center
Series 2015
11/15/2028	5.000%	1,000,000	1,181,280
El Camino Hospital
Series 2015A
02/01/2027	5.000%	1,500,000	1,705,500
Marshall Medical Center
Series 2015
11/01/2023	5.000%	325,000	365,957
Sutter Health
Series 2017A
11/15/2033	5.000%	1,000,000	1,157,600
Sutter Health Obligation Group
Series 2011D
08/15/2026	5.000%	2,250,000	2,462,827
Revenue Bonds
Children’s Hospital of Orange County
Series 2009
11/01/2021	6.000%	2,000,000	2,130,900
City of Hope Obligation Group
Series 2012A
11/15/2021	5.000%	600,000	659,214
Dignity Health
Series 2009E
07/01/2025	5.625%	1,500,000	1,560,435
El Camino Hospital
Series 2017
02/01/2033	5.000%	2,500,000	2,844,950
02/01/2034	5.000%	500,000	566,130
Kaiser Permanente
Subordinated Series 2017A-1-G
11/01/2027	5.000%	1,875,000	2,269,106
Lucile Salter Packard Children’s Hospital
Series 2014
08/15/2028	5.000%	300,000	339,081
Series 2017
11/15/2034	5.000%	250,000	289,178
11/15/2035	5.000%	270,000	311,588
Providence Health & Services
Series 2014A
10/01/2030	5.000%	1,500,000	1,709,475

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sutter Health
Series 2018A
11/15/2034	5.000%	1,000,000	1,146,920
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2015A
02/01/2027	5.000%	1,200,000	1,354,944
Series 2017A
02/01/2033	5.000%	2,770,000	3,093,896
California Statewide Communities Development Authority
Refunding Revenue Bonds
Enloe Medical Center
Series 2015
08/15/2030	5.000%	1,990,000	2,294,291
Huntington Memorial Hospital
Series 2014B
07/01/2033	5.000%	2,300,000	2,554,288
Revenue Bonds
Henry Mayo Newhall Memorial
Series 2014A (AGM)
10/01/2027	5.000%	1,000,000	1,117,120
Kaiser Permanente
Series 2009A
04/01/2019	5.000%	2,000,000	2,058,640
Loma Linda University Medical Center
Series 2014
12/01/2034	5.250%	3,000,000	3,245,640
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2034	5.000%	500,000	555,820
01/01/2036	4.000%	1,000,000	1,004,740
Total			40,982,767
Joint Power Authority 2.9%
M-S-R Public Power Agency
Subordinated Revenue Bonds
Lien
Series 2008L (AGM)
07/01/2021	5.000%	2,500,000	2,513,200
Northern California Transmission Agency
Refunding Revenue Bonds
California-Oregon Project
Series 2016
05/01/2032	5.000%	1,500,000	1,724,550
Southern California Public Power Authority
Refunding Revenue Bonds
Series 2008A
07/01/2022	5.000%	2,000,000	2,011,320
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015C
07/01/2026	5.000%	5,000,000	5,812,750
Total			12,061,820
Local Appropriation 2.7%
City & County of San Francisco
Certificate of Participation
Multiple Capital Improvement Projects
Series 2009B
04/01/2024	5.000%	1,495,000	1,538,280
Los Angeles County Public Works Financing Authority
Refunding Revenue Bonds
Series 2015B
12/01/2025	5.000%	1,750,000	2,068,938
Oakland Joint Powers Financing Authority
Refunding Revenue Bonds
Oakland Administration Buildings
Series 2008B (AGM)
08/01/2022	5.000%	2,000,000	2,014,240
Riverside Public Financing Authority
Refunding Revenue Bonds
Series 2012A
11/01/2027	5.000%	2,145,000	2,359,285
11/01/2028	5.000%	1,155,000	1,268,329
San Rafael Joint Powers Financing Authority
Revenue Bonds
Public Safety Facilities Project
Series 2018
06/01/2033	5.000%	850,000	1,002,592
06/01/2034	5.000%	775,000	907,486
Total			11,159,150
Local General Obligation 11.1%
Compton Community College District
Unlimited General Obligation Refunding Bonds
Series 2012
07/01/2022	5.000%	2,095,000	2,331,546
Compton Unified School District(e)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C (AMBAC)
06/01/2023	0.000%	2,025,000	1,775,925
06/01/2024	0.000%	1,925,000	1,629,455
Corona-Norco Unified School District
Unlimited General Obligation Bonds
Election 2014
Series 2018B
08/01/2034	4.000%	500,000	527,970

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Culver City School Facilities Financing Authority
Revenue Bonds
Unified School District
Series 2005 (AGM)
08/01/2023	5.500%	1,490,000	1,739,605
East Side Union High School District
Unlimited General Obligation Refunding Bonds
2012 Crossover
Series 2006 (AGM)
09/01/2020	5.250%	1,280,000	1,378,483
Long Beach Unified School District(e)
Unlimited General Obligation Bonds
Series 2015D-1
08/01/2031	0.000%	1,375,000	829,537
Los Angeles Unified School District
Unlimited General Obligation Bonds
Election 2008
Series 2018B-1
07/01/2032	5.000%	4,000,000	4,751,600
Monterey Peninsula Community College District(e)
Unlimited General Obligation Refunding Bonds
Series 2016
08/01/2028	0.000%	2,125,000	1,517,144
Oakland Unified School District/Alameda County
Unlimited General Obligation Bonds
Series 2015A
08/01/2025	5.000%	650,000	766,994
Palomar Community College District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2006
Series 2010B
08/01/2022	0.000%	2,140,000	1,943,548
Pomona Unified School District(e)
Unlimited General Obligation Bonds
Election 2008
Series 2016G (AGM)
08/01/2032	0.000%	1,000,000	586,540
Rancho Santiago Community College District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2002
Series 2006C (AGM)
09/01/2031	0.000%	3,785,000	2,399,009
Rancho Santiago Community College District
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
09/01/2019	5.250%	1,000,000	1,047,160
Rescue Union School District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 1998
Series 2005 (NPFGC)
09/01/2026	0.000%	1,100,000	871,123
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Salinas Union High School District(e)
Unlimited General Obligation Bonds
BAN Series 2015
08/01/2020	0.000%	4,725,000	4,509,115
San Mateo Foster City School District
Revenue Bonds
Series 2005 (AGM)
08/15/2019	5.500%	2,000,000	2,097,000
Santa Monica Community College District
Unlimited General Obligation Bonds
Election 2016
Series 2018A
08/01/2034	4.000%	500,000	533,790
Saugus Union School District
Unlimited General Obligation Refunding Bonds
Series 2006 (NPFGC)
08/01/2021	5.250%	2,375,000	2,625,111
Sierra Kings Health Care District
Unlimited General Obligation Refunding Bonds
Series 2015
08/01/2028	5.000%	1,000,000	1,130,750
08/01/2032	5.000%	1,500,000	1,674,360
Simi Valley Unified School District
Unlimited General Obligation Refunding Bonds
Series 2017
08/01/2025	5.000%	1,000,000	1,182,920
08/01/2026	5.000%	2,000,000	2,401,820
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2011 (AGM)
08/01/2023	5.250%	3,000,000	3,301,980
Series 2012
08/01/2027	5.000%	2,365,000	2,634,066
Total			46,186,551
Multi-Family 1.1%
California Municipal Finance Authority
Revenue Bonds
Bowles Hall Foundation
Series 2015A
06/01/2035	5.000%	400,000	432,896
Caritas Affordable Housing
Senior Series 2014
08/15/2030	5.000%	1,000,000	1,099,440
California Statewide Communities Development Authority
Refunding Revenue Bonds
University of California Irvine East Campus Apartments
Series 2012
05/15/2019	5.000%	1,000,000	1,031,430
05/15/2020	5.000%	750,000	794,048

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2017
05/15/2032	5.000%	1,000,000	1,132,720
Total			4,490,534
Municipal Power 4.8%
City of Redding Electric System
Refunding Revenue Bonds
Series 2017
06/01/2029	5.000%	1,250,000	1,492,350
City of Riverside Electric
Revenue Bonds
Series 2008D (AGM)
10/01/2023	5.000%	1,000,000	1,013,280
City of Santa Clara Electric
Refunding Revenue Bonds
Series 2011A
07/01/2029	5.375%	1,000,000	1,098,750
City of Vernon Electric System
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	1,910,000	1,980,192
Imperial Irrigation District Electric System
Refunding Revenue Bonds
Series 2011D
11/01/2022	5.000%	2,860,000	3,145,371
11/01/2023	5.000%	1,040,000	1,143,033
Los Angeles Department of Water & Power System
Refunding Revenue Bonds
Series 2018A
07/01/2035	5.000%	1,750,000	2,054,500
Revenue Bonds
Power System
Series 2009B
07/01/2023	5.250%	2,000,000	2,081,900
Series 2014D
07/01/2033	5.000%	1,700,000	1,931,965
Redding Joint Powers Financing Authority
Refunding Revenue Bonds
Series 2015A
06/01/2031	5.000%	1,045,000	1,201,018
Sacramento Municipal Utility District
Unrefunded Revenue Bonds
Series 2008U (AGM)
08/15/2021	5.000%	920,000	929,136
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Turlock Irrigation District
Refunding Revenue Bonds
First Priority
Subordinated Series 2014
01/01/2030	5.000%	850,000	961,843
01/01/2031	5.000%	1,000,000	1,127,940
Total			20,161,278
Other Bond Issue 1.3%
California Infrastructure & Economic Development Bank
Refunding Revenue Bonds
Salvation Army Western Territory (The)
Series 2016
09/01/2033	4.000%	400,000	418,156
09/01/2034	4.000%	600,000	623,694
Walt Disney Family Museum
Series 2016
02/01/2032	4.000%	350,000	368,081
02/01/2033	4.000%	500,000	522,340
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2028	5.000%	635,000	717,588
County of San Diego
Refunding Revenue Bonds
Sanford Burnham Prebys Medical Discovery Group
Series 2015
11/01/2025	5.000%	350,000	405,594
Long Beach Bond Finance Authority
Refunding Revenue Bonds
Aquarium of the Pacific
Series 2012
11/01/2027	5.000%	2,210,000	2,412,525
Total			5,467,978
Ports 1.1%
Port of Los Angeles
Revenue Bonds
Series 2009A
08/01/2023	5.250%	2,000,000	2,086,180
San Diego Unified Port District
Refunding Revenue Bonds
Series 2013A
09/01/2027	5.000%	1,000,000	1,118,710
09/01/2028	5.000%	1,100,000	1,230,581
Total			4,435,471
Prepaid Gas 0.6%
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2029	6.125%	2,000,000	2,459,280

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Recreation 1.0%
California Infrastructure & Economic Development Bank
Refunding Revenue Bonds
Segerstrom Center for the Arts
Series 2016
07/01/2026	5.000%	2,000,000	2,336,540
Del Mar Race Track Authority
Refunding Revenue Bonds
Series 2015
10/01/2025	5.000%	1,665,000	1,894,887
Total			4,231,427
Refunded / Escrowed 8.6%
California Educational Facilities Authority
Revenue Bonds
Pitzer College
Series 2009 Escrowed to Maturity
04/01/2019	5.000%	1,610,000	1,656,915
California Health Facilities Financing Authority
Prerefunded 07/01/19 Revenue Bonds
Dignity Health
Series 2009A
07/01/2029	6.000%	1,250,000	1,310,162
Revenue Bonds
Insured Episcopal Home
Series 2010B Escrowed to Maturity
02/01/2019	5.100%	140,000	143,590
California State Public Works Board
Prerefunded 03/01/20 Revenue Bonds
Various Capital Projects
Subordinated Series 2010A-1
03/01/2022	5.250%	2,000,000	2,124,020
California State University
Prerefunded 05/01/19 Revenue Bonds
Systemwide
Series 2009A
11/01/2022	5.250%	2,500,000	2,587,900
California Statewide Communities Development Authority
Prerefunded 08/15/20 Revenue Bonds
Sutter Health
Series 2011A
08/15/2026	5.500%	1,000,000	1,080,840
City & County of San Francisco
Prerefunded 06/15/20 Unlimited General Obligation Bonds
Earthquake Safety
Series 2010E
06/15/2027	5.000%	3,380,000	3,603,147
City of Los Angeles
Prerefunded 09/01/21 Unlimited General Obligation Bonds
Series 2011A
09/01/2025	5.000%	3,000,000	3,295,620
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Los Angeles Wastewater System
Prerefunded 06/01/19 Revenue Bonds
Series 2009A
06/01/2025	5.750%	1,110,000	1,156,809
06/01/2025	5.750%	890,000	928,519
City of Newport Beach
Prerefunded 12/01/21 Revenue Bonds
Hoag Memorial Hospital Presbyterian
Series 2011
12/01/2030	5.875%	1,000,000	1,131,010
Long Beach Community College District
Prerefunded 08/01/22 Unlimited General Obligation Bonds
2008 Election
Series 2012B
08/01/2023	5.000%	700,000	785,078
Pasadena Public Financing Authority
Prerefunded 03/01/21 Revenue Bonds
Rose Bowl Renovation
Series 2010A
03/01/2026	5.000%	2,500,000	2,713,250
Pico Rivera Public Financing Authority
Prerefunded 09/01/19 Revenue Bonds
Series 2009
09/01/2026	5.250%	1,085,000	1,133,673
San Diego Public Facilities Financing Authority Sewer
Prerefunded 05/15/19 Revenue Bonds
Senior Series 2009B
05/15/2025	5.250%	1,500,000	1,553,970
San Diego Public Facilities Financing Authority Water
Prerefunded 08/01/20 Revenue Bonds
Series 2010A
08/01/2024	5.000%	2,000,000	2,137,080
San Francisco City & County Airport Commission - San Francisco International Airport
Prerefunded 05/03/21 Revenue Bonds
Series 2011-2
05/01/2026	5.250%	1,445,000	1,581,206
San Francisco City & County Redevelopment Agency
Tax Allocation Bonds
San Francisco Redevelopment Projects
Series 2009B Escrowed to Maturity
08/01/2018	5.000%	1,255,000	1,265,191
San Mateo Joint Powers Financing Authority
Prerefunded 07/15/18 Revenue Bonds
Youth Services Campus
Series 2008A
07/15/2028	5.250%	2,275,000	2,291,585
Sulphur Springs Union School District
Prerefunded 09/01/22 Special Tax Bonds
Community Facilities District
Series 2012
09/01/2028	5.000%	520,000	580,726
09/01/2029	5.000%	585,000	653,316

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tuolumne Wind Project Authority
Prerefunded 01/01/19 Revenue Bonds
Tuolumne Co. Project
Series 2009
01/01/2022	5.000%	1,000,000	1,021,870
University of California
Prerefunded 05/15/19 Revenue Bonds
Series 2009O
05/15/2020	5.000%	1,000,000	1,033,430
Total			35,768,907
Retirement Communities 5.4%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2024	5.375%	2,795,000	3,079,112
Series 2012
07/01/2021	5.000%	1,000,000	1,095,370
Revenue Bonds
Odd Fellows Home of California
Series 2012-A
04/01/2032	5.000%	4,750,000	5,242,575
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2028	5.000%	310,000	352,687
07/01/2029	5.000%	300,000	340,062
California Municipal Finance Authority
Refunding Revenue Bonds
Retirement Housing Foundation
Series 2017
11/15/2029	5.000%	390,000	461,818
11/15/2030	5.000%	600,000	714,912
California Statewide Communities Development Authority(d)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2019	5.000%	375,000	384,604
California Statewide Communities Development Authority
Refunding Revenue Bonds
American Baptist Homes West
Series 2015
10/01/2024	5.000%	2,575,000	2,921,595
10/01/2026	5.000%	1,000,000	1,141,310
Episcopal Communities and Services
Series 2012
05/15/2027	5.000%	1,520,000	1,651,602
Front Porch Communities and Services
Series 2017
04/01/2030	5.000%	150,000	171,541
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Insured Redwoods Project
Series 2013
11/15/2028	5.000%	1,000,000	1,123,540
City of La Verne
Refunding Certificate of Participation
Brethren Hillcrest Homes
Series 2014
05/15/2024	5.000%	310,000	340,120
05/15/2025	5.000%	530,000	573,232
05/15/2026	5.000%	700,000	752,675
05/15/2029	5.000%	1,135,000	1,203,565
Los Angeles County Regional Financing Authority
Revenue Bonds
Montecedro, Inc. Project
Series 2014A
11/15/2034	5.000%	1,000,000	1,102,060
Total			22,652,380
Special Non Property Tax 0.3%
Berkeley Joint Powers Financing Authority
Revenue Bonds
Series 2016 (BAM)
06/01/2032	4.000%	500,000	526,450
06/01/2033	4.000%	415,000	435,447
06/01/2034	4.000%	250,000	260,695
Total			1,222,592
Special Property Tax 14.2%
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2023	5.000%	1,070,000	1,178,188
City of Irvine
Refunding Special Assessment Bonds
Limited Obligation Reassessment District
Series 2015
09/02/2025	5.000%	1,300,000	1,534,624
Concord Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2014 (BAM)
03/01/2025	5.000%	840,000	972,224
County of El Dorado
Refunding Special Tax Bonds
Community Facilities District No. 92-1
Series 2012
09/01/2026	5.000%	630,000	689,365
09/01/2027	5.000%	805,000	880,509

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Emeryville Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2014A (AGM)
09/01/2023	5.000%	2,415,000	2,741,581
09/01/2026	5.000%	1,000,000	1,142,990
09/01/2027	5.000%	1,000,000	1,139,850
09/01/2030	5.000%	815,000	921,349
09/01/2031	5.000%	590,000	665,166
Garden Grove Agency Community Development Successor Agency
Refunding Tax Allocation Bonds
Garden Grove Community Project
Series 2016 (BAM)
10/01/2030	5.000%	1,040,000	1,189,469
10/01/2031	5.000%	1,640,000	1,868,255
Glendale Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Central Glendale Redevelopment
Subordinated Series 2013 (AGM)
12/01/2021	5.000%	755,000	829,307
Inglewood Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Merged Redevelopment Project
Subordinated Series 2017 (BAM)
05/01/2032	5.000%	500,000	572,825
05/01/2033	5.000%	1,000,000	1,138,080
Irvine Unified School District
Refunding Special Tax Bonds
Series 2015
09/01/2030	5.000%	2,065,000	2,310,157
09/01/2031	5.000%	2,720,000	3,035,819
Jurupa Public Financing Authority
Refunding Special Tax Bonds
Series 2014A
09/01/2029	5.000%	530,000	596,536
09/01/2030	5.000%	625,000	701,156
09/01/2032	5.000%	625,000	696,556
La Quinta Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Redevelopment Project
Subordinated Series 2013A
09/01/2030	5.000%	1,500,000	1,663,875
Long Beach Bond Finance Authority
Tax Allocation Bonds
Industrial Redevelopment Project Areas
Series 2002B (AMBAC)
11/01/2019	5.500%	1,070,000	1,127,085
Los Angeles Community Facilities District
Refunding Special Tax Bonds
Playa Vista-Phase 1
Series 2014
09/01/2030	5.000%	1,000,000	1,118,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles County Redevelopment Authority
Refunding Tax Allocation Bonds
Los Angeles Bunker Hill Project
Series 2014C (AGM)
12/01/2028	5.000%	3,000,000	3,428,940
Oakland Redevelopment Successor Agency
Subordinated Refunding Tax Allocation Bonds
Series 2013
09/01/2022	5.000%	2,000,000	2,222,180
Palm Desert Redevelopment Agency
Refunding Tax Allocation Bonds
Series 2017A (BAM)
10/01/2029	5.000%	890,000	1,048,100
10/01/2030	5.000%	350,000	410,060
Poway Unified School District
Special Tax Bonds
Community Facilities District No. 6-4S Ranch
Series 2012
09/01/2028	5.000%	1,770,000	1,918,680
09/01/2029	5.000%	1,200,000	1,296,732
Poway Unified School District Public Financing Authority
Special Tax Refunding Bonds
Series 2015B
09/01/2026	5.000%	995,000	1,148,389
Rancho Cucamonga Redevelopment Agency Successor Agency
Tax Allocation Bonds
Rancho Redevelopment Project Area
Series 2014
09/01/2030	5.000%	700,000	792,218
Series 2014 (AGM)
09/01/2027	5.000%	2,200,000	2,514,578
Riverside County Public Financing Authority
Tax Allocation Bonds
Project Area #1-Desert Communities
Series 2016 (BAM)
10/01/2031	4.000%	2,500,000	2,619,225
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay North Redevelopment Project
Series 2016
08/01/2030	5.000%	275,000	319,487
08/01/2031	5.000%	355,000	410,728
Mission Bay South Redevelopment Project
Series 2016
08/01/2031	5.000%	670,000	771,987
08/01/2032	5.000%	580,000	665,080
Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2014A
08/01/2029	5.000%	225,000	255,944
08/01/2030	5.000%	175,000	198,744

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Mateo Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2015A
08/01/2028	5.000%	1,860,000	2,101,893
08/01/2029	5.000%	1,000,000	1,125,890
Semitropic Improvement District
Refunding Revenue Bonds
Series 2015A 2nd Lien (AGM)
12/01/2023	5.000%	300,000	343,203
12/01/2024	5.000%	400,000	464,008
Sulphur Springs Union School District
Unrefunded Special Tax Bonds
Community Facilities District
Series 2012
09/01/2028	5.000%	530,000	569,602
09/01/2029	5.000%	595,000	638,465
Tustin Community Facilities District
Refunding Special Tax Bonds
Legacy Villages of Columbus #06-1
Series 2015
09/01/2029	5.000%	1,200,000	1,360,212
Tustin Community Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2016
09/01/2032	4.000%	2,295,000	2,421,363
Vista Redevelopment Agency Successor Agency
Tax Allocation Refunding Bonds
Series 2015B1 (AGM)
09/01/2024	5.000%	580,000	666,588
09/01/2026	5.000%	700,000	806,904
Total			59,232,946
State Appropriated 3.8%
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2028	5.000%	1,500,000	1,672,770
Revenue Bonds
Department of Corrections and Rehabilitation
Series 2014C
10/01/2022	5.000%	1,925,000	2,149,647
Series 2015A
06/01/2028	5.000%	1,175,000	1,353,812
Various Capital Projects
Series 2011A
10/01/2020	5.000%	2,000,000	2,143,120
Series 2013I
11/01/2028	5.250%	3,000,000	3,431,220
Series 2014E
09/01/2030	5.000%	1,500,000	1,693,875
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Correctional Facilities
Series 2014A
09/01/2031	5.000%	3,000,000	3,378,480
Total			15,822,924
State General Obligation 4.0%
State of California
Unlimited General Obligation Bonds
Series 2010
11/01/2024	5.000%	5,000,000	5,364,900
Various Purpose
Series 2009
04/01/2026	5.625%	2,000,000	2,069,360
10/01/2029	5.250%	1,500,000	1,572,120
Series 2011
10/01/2019	5.000%	4,000,000	4,180,120
Unlimited General Obligation Refunding Bonds
Series 2014
08/01/2032	5.000%	3,000,000	3,412,590
Total			16,599,090
Tobacco 3.0%
Golden State Tobacco Securitization Corp.
Asset-Backed Refunding Revenue Bonds
Series 2015A
06/01/2033	5.000%	4,000,000	4,495,960
Refunding Revenue Bonds
Series 2017A-1
06/01/2024	5.000%	4,000,000	4,510,240
Series 2018A
06/01/2022	5.000%	3,000,000	3,311,250
Total			12,317,450
Turnpike / Bridge / Toll Road 2.0%
Bay Area Toll Authority
Refunding Revenue Bonds
Subordinated Series 2017
04/01/2031	4.000%	2,000,000	2,150,520
Foothill-Eastern Transportation Corridor Agency(e)
Refunding Revenue Bonds
Series 2015
01/15/2033	0.000%	5,000,000	2,671,050
Foothill-Eastern Transportation Corridor Agency
Subordinated Refunding Revenue Bonds
Series 2014B-3
01/15/2053	5.500%	3,000,000	3,364,470
Total			8,186,040

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 5.7%
Central Coast Water Authority
Refunding Revenue Bonds
State Water Project Regional Facilities
Series 2016
10/01/2021	5.000%	5,000,000	5,476,900
City of Fresno Sewer System
Revenue Bonds
Series 2008A
09/01/2023	5.000%	1,000,000	1,010,930
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2025	5.000%	700,000	821,093
11/15/2026	5.000%	1,000,000	1,167,750
Kern County Water Agency Improvement District No. 4
Refunding Revenue Bonds
Series 2016A (AGM)
05/01/2027	5.000%	2,300,000	2,714,460
Livermore Valley Water Financing Authority
Refunding Revenue Bonds
Series 2018A
07/01/2034	4.000%	920,000	971,281
Los Angeles County Sanitation Districts Financing Authority
Subordinated Refunding Revenue Bonds
Capital Projects - District #14
Series 2015
10/01/2024	5.000%	1,050,000	1,220,184
10/01/2025	5.000%	1,100,000	1,300,541
Oxnard Financing Authority
Revenue Bonds
Project
Series 2006
06/01/2031	5.000%	4,315,000	4,323,241
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Semitropic Improvement District
Refunding Revenue Bonds
Series 2012A
12/01/2023	5.000%	2,850,000	3,190,575
Stockton Public Financing Authority
Refunding Revenue Bonds
Series 2014 (BAM)
09/01/2028	5.000%	1,500,000	1,703,205
Total			23,900,160
Total Municipal Bonds (Cost $389,960,192)			401,376,465

Money Market Funds 0.6%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.450%(f)	2,375,524	2,375,524
Total Money Market Funds (Cost $2,375,524)		2,375,524
Total Investments in Securities (Cost: $395,335,716)		406,751,989
Other Assets & Liabilities, Net		9,712,229
Net Assets		416,464,218

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2018.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $17,893,000, which represents 4.30% of net assets.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at April 30, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	3,000,000	—	3,000,000
Municipal Bonds	—	401,376,465	—	401,376,465
Money Market Funds	2,375,524	—	—	2,375,524
Total Investments in Securities	2,375,524	404,376,465	—	406,751,989
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $395,335,716)	$406,751,989
Cash	3,035,336
Receivable for:
Investments sold	4,209,218
Capital shares sold	515,341
Interest	4,763,230
Expense reimbursement due from Investment Manager	4,741
Prepaid expenses	788
Total assets	419,280,643
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,163,530
Capital shares purchased	481,607
Distributions to shareholders	981,590
Management services fees	16,009
Distribution and/or service fees	1,664
Transfer agent fees	49,945
Compensation of board members	82,458
Other expenses	39,622
Total liabilities	2,816,425
Net assets applicable to outstanding capital stock	$416,464,218
Represented by
Paid in capital	409,845,537
Excess of distributions over net investment income	(51,885)
Accumulated net realized loss	(4,745,707)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	11,416,273
Total - representing net assets applicable to outstanding capital stock	$416,464,218
Class A
Net assets	$27,340,775
Shares outstanding	2,672,511
Net asset value per share	$10.23
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.55
Advisor Class
Net assets	$1,931,116
Shares outstanding	189,258
Net asset value per share	$10.20
Class C
Net assets	$13,507,665
Shares outstanding	1,321,145
Net asset value per share	$10.22
Institutional Class
Net assets	$365,455,486
Shares outstanding	35,804,511
Net asset value per share	$10.21
Institutional 2 Class
Net assets	$7,363,089
Shares outstanding	723,300
Net asset value per share	$10.18
Institutional 3 Class
Net assets	$866,087
Shares outstanding	84,897
Net asset value per share	$10.20
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	19

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$21,845
Interest	14,084,483
Total income	14,106,328
Expenses:
Management services fees	2,008,129
Distribution and/or service fees
Class A	75,758
Class B	28
Class C	143,095
Transfer agent fees
Class A	40,037
Advisor Class	1,711
Class B	4
Class C	18,950
Institutional Class	497,143
Institutional 2 Class	3,951
Institutional 3 Class	104
Compensation of board members	25,289
Custodian fees	3,870
Printing and postage fees	15,294
Registration fees	15,849
Audit fees	32,083
Legal fees	10,834
Compensation of chief compliance officer	88
Other	16,371
Total expenses	2,908,588
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(605,380)
Expense reduction	(40)
Total net expenses	2,303,168
Net investment income	11,803,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	306,351
Net realized gain	306,351
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,764,353)
Net change in unrealized appreciation (depreciation)	(6,764,353)
Net realized and unrealized loss	(6,458,002)
Net increase in net assets resulting from operations	$5,345,158
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$11,803,160	$11,965,545
Net realized gain (loss)	306,351	(2,186,554)
Net change in unrealized appreciation (depreciation)	(6,764,353)	(14,158,354)
Net increase (decrease) in net assets resulting from operations	5,345,158	(4,379,363)
Distributions to shareholders
Net investment income
Class A	(768,273)	(1,113,563)
Advisor Class	(36,558)	(26,762)
Class B	(48)	(176)
Class C	(255,849)	(266,249)
Institutional Class	(10,485,055)	(10,409,826)
Institutional 2 Class	(177,401)	(180,405)
Institutional 3 Class	(15,152)	(48)
Total distributions to shareholders	(11,738,336)	(11,997,029)
Decrease in net assets from capital stock activity	(839,608)	(9,272,164)
Total decrease in net assets	(7,232,786)	(25,648,556)
Net assets at beginning of year	423,697,004	449,345,560
Net assets at end of year	$416,464,218	$423,697,004
Excess of distributions over net investment income	$(51,885)	$(116,638)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	568,644	5,932,350	1,293,645	13,645,417
Distributions reinvested	63,662	663,365	95,492	1,006,884
Redemptions	(971,417)	(10,117,936)	(3,215,071)	(33,515,366)
Net decrease	(339,111)	(3,522,221)	(1,825,934)	(18,863,065)
Advisor Class
Subscriptions	131,476	1,369,845	78,182	818,869
Distributions reinvested	3,502	36,274	2,481	26,069
Redemptions	(32,922)	(342,003)	(129,751)	(1,374,685)
Net increase (decrease)	102,056	1,064,116	(49,088)	(529,747)
Class B
Redemptions	(971)	(10,245)	—	—
Net decrease	(971)	(10,245)	—	—
Class C
Subscriptions	188,393	1,963,830	478,387	5,070,896
Distributions reinvested	18,690	194,585	17,722	186,202
Redemptions	(379,798)	(3,963,125)	(360,032)	(3,775,035)
Net increase (decrease)	(172,715)	(1,804,710)	136,077	1,482,063
Institutional Class
Subscriptions	7,019,542	73,010,509	15,057,323	157,857,698
Distributions reinvested	203,148	2,109,952	184,865	1,945,719
Redemptions	(7,240,569)	(75,190,123)	(14,814,871)	(153,667,563)
Net increase (decrease)	(17,879)	(69,662)	427,317	6,135,854
Institutional 2 Class
Subscriptions	324,509	3,368,093	1,190,985	12,589,515
Distributions reinvested	17,102	177,111	17,337	180,117
Redemptions	(89,403)	(924,442)	(1,002,463)	(10,276,901)
Net increase	252,208	2,620,762	205,859	2,492,731
Institutional 3 Class
Subscriptions	86,753	911,412	974	10,000
Distributions reinvested	1,437	14,857	—	—
Redemptions	(4,267)	(43,917)	—	—
Net increase	83,923	882,352	974	10,000
Total net decrease	(92,489)	(839,608)	(1,104,795)	(9,272,164)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

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Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
Year Ended 4/30/2018	$10.38	0.27	(0.15)	0.12	(0.27)
Year Ended 4/30/2017	$10.72	0.26	(0.34)	(0.08)	(0.26)
Year Ended 4/30/2016	$10.50	0.27	0.22	0.49	(0.27)
Year Ended 4/30/2015	$10.42	0.29	0.08	0.37	(0.29)
Year Ended 4/30/2014	$10.68	0.32	(0.26)	0.06	(0.32)
Advisor Class
Year Ended 4/30/2018	$10.36	0.29	(0.16)	0.13	(0.29)
Year Ended 4/30/2017	$10.69	0.29	(0.33)	(0.04)	(0.29)
Year Ended 4/30/2016	$10.46	0.29	0.24	0.53	(0.30)
Year Ended 4/30/2015	$10.39	0.32	0.07	0.39	(0.32)
Year Ended 4/30/2014	$10.64	0.34	(0.25)	0.09	(0.34)
Class C
Year Ended 4/30/2018	$10.38	0.19	(0.16)	0.03	(0.19)
Year Ended 4/30/2017	$10.72	0.18	(0.34)	(0.16)	(0.18)
Year Ended 4/30/2016	$10.49	0.19	0.23	0.42	(0.19)
Year Ended 4/30/2015	$10.42	0.21	0.07	0.28	(0.21)
Year Ended 4/30/2014	$10.67	0.24	(0.25)	(0.01)	(0.24)
Institutional Class
Year Ended 4/30/2018	$10.36	0.29	(0.15)	0.14	(0.29)
Year Ended 4/30/2017	$10.70	0.28	(0.33)	(0.05)	(0.29)
Year Ended 4/30/2016	$10.47	0.30	0.23	0.53	(0.30)
Year Ended 4/30/2015	$10.40	0.32	0.07	0.39	(0.32)
Year Ended 4/30/2014	$10.65	0.34	(0.25)	0.09	(0.34)
Institutional 2 Class
Year Ended 4/30/2018	$10.33	0.30	(0.15)	0.15	(0.30)
Year Ended 4/30/2017	$10.67	0.29	(0.34)	(0.05)	(0.29)
Year Ended 4/30/2016	$10.44	0.31	0.23	0.54	(0.31)
Year Ended 4/30/2015	$10.37	0.32	0.08	0.40	(0.33)
Year Ended 4/30/2014	$10.63	0.35	(0.26)	0.09	(0.35)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$10.23	1.10%	0.88%	0.74% (c)	2.56%	5%	$27,341
(0.26)	$10.38	(0.75%)	0.92%	0.74% (c)	2.45%	17%	$31,273
(0.27)	$10.72	4.76%	0.94%	0.74% (c)	2.58%	8%	$51,869
(0.29)	$10.50	3.60%	0.95%	0.74% (c)	2.76%	6%	$47,317
(0.32)	$10.42	0.64%	0.96%	0.74% (c)	3.10%	12%	$33,140

(0.29)	$10.20	1.25%	0.63%	0.49% (c)	2.83%	5%	$1,931
(0.29)	$10.36	(0.42%)	0.67%	0.49% (c)	2.71%	17%	$903
(0.30)	$10.69	5.13%	0.69%	0.49% (c)	2.81%	8%	$1,457
(0.32)	$10.46	3.76%	0.70%	0.49% (c)	3.02%	6%	$529
(0.34)	$10.39	0.98%	0.70%	0.49% (c)	3.46%	12%	$52

(0.19)	$10.22	0.25%	1.63%	1.49% (c)	1.81%	5%	$13,508
(0.18)	$10.38	(1.49%)	1.67%	1.49% (c)	1.71%	17%	$15,503
(0.19)	$10.72	4.08%	1.69%	1.49% (c)	1.83%	8%	$14,549
(0.21)	$10.49	2.72%	1.70%	1.49% (c)	2.01%	6%	$12,965
(0.24)	$10.42	(0.02%)	1.71%	1.49% (c)	2.35%	12%	$9,253

(0.29)	$10.21	1.35%	0.63%	0.49% (c)	2.82%	5%	$365,455
(0.29)	$10.36	(0.51%)	0.67%	0.49% (c)	2.71%	17%	$371,130
(0.30)	$10.70	5.12%	0.69%	0.49% (c)	2.83%	8%	$378,630
(0.32)	$10.47	3.76%	0.70%	0.49% (c)	3.02%	6%	$329,535
(0.34)	$10.40	0.98%	0.71%	0.49% (c)	3.35%	12%	$260,101

(0.30)	$10.18	1.42%	0.56%	0.42%	2.89%	5%	$7,363
(0.29)	$10.33	(0.42%)	0.55%	0.41%	2.80%	17%	$4,867
(0.31)	$10.67	5.23%	0.55%	0.39%	2.93%	8%	$2,829
(0.33)	$10.44	3.85%	0.55%	0.40%	3.09%	6%	$1,738
(0.35)	$10.37	0.98%	0.58%	0.40%	3.47%	12%	$341
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Institutional 3 Class
Year Ended 4/30/2018	$10.35	0.30	(0.15)	0.15	(0.30)
Year Ended 4/30/2017(d)	$10.27	0.05	0.08	0.13	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.30)	$10.20	1.46%	0.52%	0.38%	2.95%	5%	$866
(0.05)	$10.35	1.27%	0.52% (e)	0.36% (e)	2.98% (e)	17%	$10
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	27

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
28	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
April 30, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
30	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended April 30, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $114,900 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.04 (a)
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.02

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
April 30, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	20,671
Class C	2,359
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.74%	0.74%
Advisor Class	0.49	0.49
Class C	1.49	1.49
Institutional Class	0.49	0.49
Institutional 2 Class	0.43	0.41
Institutional 3 Class	0.38	0.36
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
32	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(71)	71	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
18,109	11,720,227	—	11,738,336	19,491	11,977,538	—	11,997,029
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,010,774	—	(4,745,707)	11,416,273
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
395,335,716	13,013,113	(1,596,840)	11,416,273
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	4,745,707	—	4,745,707	306,422	—	—
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
April 30, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $36,434,541 and $21,227,562, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
34	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 70.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia AMT-Free California Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free California Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
99.85%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
38	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
40	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free California Intermediate Muni Bond Fund | Annual Report 2018	43

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Columbia AMT-Free California Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN122_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia Short Term Municipal Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Short Term Municipal Bond Fund   |  Annual Report 2018

Columbia Short Term Municipal Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Short Term Municipal Bond Fund (the Fund) seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal.
Portfolio management
Catherine Stienstra
Co-Portfolio Manager
Managed Fund since 2012
Anders Myhran, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/02/93	0.16	0.35	1.23
	Including sales charges		-0.80	0.14	1.13
Advisor Class*		03/19/13	0.51	0.62	1.49
Class C	Excluding sales charges	05/19/94	-0.59	-0.40	0.48
	Including sales charges		-1.58	-0.40	0.48
Institutional Class		10/07/93	0.40	0.60	1.48
Institutional 2 Class*		11/08/12	0.55	0.70	1.54
Institutional 3 Class*		03/01/17	0.41	0.61	1.49
Bloomberg Barclays 1-3 Year Municipal Bond Index			0.20	0.72	1.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 1-3 Year Municipal Bond Index is an unmanaged index which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2018)
AAA rating	5.6
AA rating	22.0
A rating	34.1
BBB rating	15.5
BB rating	1.2
B rating	0.5
Not rated	21.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at April 30, 2018)
New York	26.8
Illinois	14.0
Connecticut	4.8
Pennsylvania	4.4
New Jersey	4.2
California	4.1
Texas	3.5
Florida	2.9
Tennessee	2.4
Minnesota	2.4
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Short Term Municipal Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 0.16% excluding sales charges. Institutional Class shares of the Fund returned 0.40%. During the same time period, the Bloomberg Barclays 1-3 Year Municipal Bond Index returned 0.20%. Effective duration, yield curve, credit quality and sector positioning overall contributed positively, slightly offset by the mixed results of security selection during the period.
Short-term tax-exempt bond market pressured by first quarter 2018 investor sentiment
The period began strongly in May 2017, with the short-term tax-exempt bond market supported by a change in tone surrounding the Trump Administration’s trade policies and post-election sell-off and concerns about the potential for significant economic growth, increased infrastructure spending and higher inflation waning. The Federal Reserve (the Fed) continued on its path of raising short-term interest rates in June 2017, having done similarly in March 2017. Delays in U.S. tax reform further buoyed the short-term tax-exempt bond market. The technical, or supply/demand, environment also remained supportive, as investment inflows persisted and new issue supply was lower than usual.
Positive performance by the short-term tax-exempt bond market continued into the third calendar quarter, supported by lower than expected supply and consistently strong demand. Concerns about repeal of the Affordable Care Act were reduced, as legislation continued to stall. With the U.S. economy showing rather steady signs of growth and labor market strength during the fourth quarter of 2017, the Fed commenced its unwinding of its expansive balance sheet in October and hiked the targeted federal funds rate again in December. In the process, the difference between short-term and longer term maturity yields collapsed to the lowest level in more than 10 years. Tax reform dominated the municipal landscape after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code during the fourth quarter of 2017. Initial proposals eliminated municipal bond issuers’ ability to advance refund outstanding debt and stripped Private Activity Bonds (PABs) of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally, as investors anticipated a dramatic reduction in future supply. Municipalities responded by pulling forward an estimated $35 billion of new bond issuance into December 2017 in an effort to beat any negative consequences from the proposed tax changes. As a result, fourth quarter supply jumped to the highest level in 20 years. The final bill, signed into law in late December, spared PABs and only marginally reduced top personal tax rates. This preserved the attractiveness of the municipal interest exemption for high income earners, particularly considering the $10,000 cap on state and local tax deductions. The broad tax-exempt bond market absorbed record supply in December without pause, as investor demand remained robust in anticipation of lower issuance in 2018.
While many market participants looked for a strong start to the 2018 calendar year given expected favorable supply/demand technicals, the short-term tax-exempt bond market surprised by declining. Aggressively rising yields characterized the start to 2018, as expectations for higher inflation weighed heavily on bond prices. Investors worried the introduction of fiscal stimulus, at a time when the economy appeared to be operating near full capacity, could force the Fed to raise interest rates even further and faster than had been anticipated to tame inflation. U.S. Treasury yields moved higher in response, with shorter maturities leading the way. The Fed delivered a widely anticipated interest rate hike in March 2018 and guided markets for a steeper ramp up in 2019 and 2020. During this time, there was also reduced demand from some institutional buyers, such as banks and property and casualty insurance companies. In April 2018, interest rates softened, as trade rhetoric materialized into tariffs on steel and aluminum, sowing concerns that a trade war with China could be imminent. New issue volume was down significantly from the high levels seen in the fourth quarter of 2017, and investors largely sat on the sidelines, preferring to wait for interest rates to stabilize even as municipal bond yields approached a three-year high.
From a fundamental perspective, generally stable to positive gains in employment and steady tax revenues supported the municipal bond market throughout the period. Further, municipal bond market defaults remained benign, with no imminent threat to the credit cycle seen as of the end of the period.
Contributors and detractors
The Fund’s duration positioning boosted its relative results during the period. The Fund had a shorter duration stance than that of the benchmark for most of the period, which helped as interest rates rose. Additionally, yield curve positioning proved beneficial, as those segments of the municipal bond market where the Fund has its greatest exposure, i.e. less than one-year maturities and greater than three-year maturities, which are both not part of the benchmark, outperformed the benchmark during the period. The yield curve flattened dramatically, meaning the differential in yields between shorter term and longer term maturities narrowed, during the period.
4	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Further, as lower quality securities overall outperformed higher quality securities during the period, having underweighted allocations to bonds rated AAA and AA, overweighted allocations to lower rated, i.e. A and Baa, investment-grade bonds, and exposure to non-rated securities, added value.
From a sector perspective, having an underweight to pre-refunded bonds contributed positively to the Fund’s relative results. Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly. The pre-refunded sector is generally a higher quality one, which underperformed lower quality sectors during the period. Having an overweight to housing bonds and to Illinois credits, each of which generally outperformed the benchmark during the period, also helped. Security selection within the transportation sector and among state and local general obligation securities of Illinois and Chicago, respectively, proved effective as well.
Security selection amongst housing sector bonds hampered the Fund’s relative results during the period.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period, though it was shorter than the benchmark throughout. From the start of the period in May 2017 through December 2017, we kept the Fund’s duration around 1.65 years. We began to reduce the Fund’s duration to just under 1.60 years in the latter months of the period when short-term yields moved higher. From a credit quality perspective, we marginally increased exposure to bonds rated AAA and BBB and modestly decreased exposure to bonds rated AA and A. Exposure to non-rated notes drifted slightly higher. All that said, the aggregate credit quality of the Fund remained unchanged during the period at A+/A1.
We increased the Fund’s allocations to housing and hospital bonds. We reduced the Fund’s exposure to state appropriation bonds, local general obligation bonds and toll facilities bonds.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.40	1,021.52	3.27	3.31	0.66
Advisor Class	1,000.00	1,000.00	997.60	1,022.76	2.03	2.06	0.41
Class C	1,000.00	1,000.00	991.70	1,017.80	6.96	7.05	1.41
Institutional Class	1,000.00	1,000.00	996.60	1,022.76	2.03	2.06	0.41
Institutional 2 Class	1,000.00	1,000.00	996.80	1,022.91	1.88	1.91	0.38
Institutional 3 Class	1,000.00	1,000.00	997.00	1,023.16	1.63	1.66	0.33
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 3.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.8%
Grossmont Union High School District(a),(b),(c)
Prerefunded 08/01/18 Unlimited General Obligation Bonds
Election of 2004
Series 2008 (JPMorgan Chase Bank)
08/01/2018	1.850%	4,545,000	4,545,000
Unlimited General Obligation Bonds
Election of 2008
Series 2010B (JPMorgan Chase Bank)
08/01/2018	1.850%	4,850,000	4,850,000
Total			9,395,000
Minnesota 0.6%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(b),(c)
Revenue Bonds
Allina Health Systems
Series 2009B-1 (JPMorgan Chase Bank)
11/15/2035	1.520%	6,600,000	6,600,000
New York 0.5%
New York City Transitional Finance Authority Future Tax Secured(b),(c)
Revenue Bonds
Subordinated Series 2015 (Royal Bank of Canada)
08/01/2041	1.550%	4,000,000	4,000,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013DD-2 (JPMorgan Chase Bank)
06/15/2043	1.550%	2,300,000	2,300,000
Total			6,300,000
Pennsylvania 0.4%
Geisinger Authority(b),(c)
Revenue Bonds
Geisinger Health System
Series 2013 (Wells Fargo Bank)
10/01/2043	1.530%	4,400,000	4,400,000
Tennessee 0.7%
Metropolitan Government of Nashville & Davidson County Water & Sewer(b),(c)
Revenue Bonds
Series 1977 Escrowed to Maturity (JPMorgan Chase Bank)
07/01/2021	1.950%	7,500,000	7,500,000
Total Floating Rate Notes (Cost $34,195,000)			34,195,000

Municipal Bonds 82.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 2.1%
Alabama 21st Century Authority
Revenue Bonds
Series 2012A
06/01/2018	5.000%	1,250,000	1,253,935
Alabama Federal Aid Highway Finance Authority
Revenue Bonds
Grant Anticipation - GARVEE
Series 2012
09/01/2020	5.000%	2,210,000	2,356,523
Black Belt Energy Gas District
Revenue Bonds
Series 2016A
07/01/2046	4.000%	5,000,000	5,217,950
Series 2018A
12/01/2048	4.000%	3,000,000	3,194,250
Black Belt Energy Gas District(d)
Revenue Bonds
Series 2018B-2
Muni Swap Index Yield + 0.620% 12/01/2048	2.370%	5,000,000	5,000,000
Industrial Development Board of the City of Mobile
Revenue Bonds
Alabama Power Co.-Barry Plant
Series 2015
07/15/2034	1.625%	3,250,000	3,245,060
State of Alabama Docks Department
Refunding Revenue Bonds
Docks Facilities
Series 2017B
10/01/2018	5.000%	1,295,000	1,309,931
10/01/2019	5.000%	1,275,000	1,322,953
10/01/2020	5.000%	1,280,000	1,359,744
Total			24,260,346
Alaska 0.9%
Alaska Industrial Development & Export Authority
Revenue Bonds
Yukon-Kuskokwim Health Corp. Project
Series 2017
12/01/2020	3.500%	5,300,000	5,358,512
Alaska Railroad Corp.
Refunding Revenue Bonds
Sections 5307 & 5337
Series 2015
08/01/2018	5.000%	4,500,000	4,533,615
Total			9,892,127
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 0.7%
Arizona Health Facilities Authority
Refunding Revenue Bonds
Banner Health
Series 2015A
01/01/2021	5.000%	2,435,000	2,613,680
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017B
01/01/2048	5.000%	4,500,000	4,998,195
Total			7,611,875
Arkansas 0.7%
Arkansas Development Finance Authority
Refunding Revenue Bonds
Baptist Health
Series 2015A
12/01/2019	5.000%	8,095,000	8,478,622
California 2.8%
Brea Redevelopment Agency
Refunding Tax Allocation Bonds
Redevelopment Project
Series 2013
08/01/2018	5.000%	995,000	1,003,259
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2019	5.000%	1,635,000	1,668,321
02/01/2020	5.000%	1,100,000	1,152,085
02/01/2021	5.000%	1,200,000	1,284,408
02/01/2022	5.000%	1,000,000	1,090,360
California Pollution Control Financing Authority(a),(e)
Revenue Bonds
Waste Management Project
Series 2017 AMT
07/01/2031	1.600%	9,000,000	9,000,000
California Statewide Communities Development Authority(a)
Refunding Revenue Bonds
California Baptist University
Series 2017A
11/01/2022	3.000%	2,000,000	1,995,820
County of Los Angeles(f)
Certificate of Participation
Capital Appreciation - Disney Parking Project
Series 1993 (AMBAC)
09/01/2019	0.000%	2,650,000	2,587,910
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Norman Y. Mineta San Jose International Airport(e)
Refunding Revenue Bonds
Series 2017A AMT
03/01/2021	5.000%	2,750,000	2,956,167
03/01/2022	5.000%	1,750,000	1,918,875
Palm Desert Redevelopment Agency
Refunding Tax Allocation Bonds
Series 2017A
10/01/2019	4.000%	950,000	978,899
Series 2017A (BAM)
10/01/2021	5.000%	850,000	932,255
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2018	4.000%	875,000	881,099
11/01/2019	4.000%	1,500,000	1,527,540
11/01/2020	5.000%	2,235,000	2,352,807
Total			31,329,805
Colorado 1.9%
City & County of Denver Airport System(e)
Revenue Bonds
Series 2011A AMT
11/15/2021	5.000%	5,000,000	5,434,600
Colorado Health Facilities Authority
Refunding Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2015
06/01/2018	3.000%	550,000	550,563
06/01/2019	4.000%	900,000	917,289
Series 2017
06/01/2019	5.000%	950,000	976,277
06/01/2021	5.000%	700,000	750,701
Dawson Ridge Metropolitan District No. 1(f)
Limited General Obligation Refunding Bonds
Series 1992B Escrowed to maturity
10/01/2022	0.000%	3,375,000	3,035,036
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2015A
09/01/2019	5.000%	1,000,000	1,039,840
University of Colorado Hospital Authority
Revenue Bonds
Obligation Group
Series 2017
11/15/2038	5.000%	3,650,000	3,953,132
11/15/2047	4.000%	4,700,000	4,817,688
Total			21,475,126

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut 4.6%
City of New Britain
Unlimited General Obligation Refunding Bonds
Series 2016A (BAM)
03/01/2020	5.000%	1,000,000	1,056,040
03/01/2021	5.000%	1,500,000	1,611,180
City of Waterbury
Unlimited General Obligation Bonds
Series 2017A
11/15/2019	3.000%	500,000	506,915
11/15/2020	4.000%	350,000	365,544
11/15/2021	5.000%	500,000	544,880
Unlimited General Obligation Refunding Bonds
Series 2017B
09/01/2019	3.000%	325,000	328,942
09/01/2020	4.000%	330,000	343,646
09/01/2021	5.000%	425,000	461,291
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Subordinated Series 2016E-1
11/15/2046	3.500%	8,870,000	9,095,830
Revenue Bonds
Series 2014A-1
11/15/2044	4.000%	2,775,000	2,864,688
Connecticut Housing Finance Authority(e)
Refunding Revenue Bonds
Subordinated Series 2018A-2 AMT
05/15/2021	2.150%	1,595,000	1,561,983
11/15/2021	2.250%	1,625,000	1,590,371
05/15/2022	2.375%	1,460,000	1,431,048
Revenue Bonds
Subordinated Series 2017 C-2 AMT
05/15/2020	2.750%	1,630,000	1,641,915
05/15/2021	3.000%	2,680,000	2,715,001
11/15/2021	3.000%	4,435,000	4,479,971
Connecticut State Health & Educational Facility Authority(a)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2020	2.875%	390,000	390,152
09/01/2021	3.250%	635,000	635,121
State of Connecticut
Unlimited General Obligation Bonds
Series 2018A
04/15/2020	5.000%	2,000,000	2,102,520
Unlimited General Obligation Refunding Bonds
Series 2014C
12/15/2018	5.000%	5,200,000	5,302,284
Series 2014H
11/15/2019	5.000%	5,000,000	5,213,350
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Connecticut Special Tax Revenue
Revenue Bonds
Transportation Infrastructure
Series 2016A
09/01/2021	5.000%	7,000,000	7,551,040
Total			51,793,712
Florida 2.9%
Citizens Property Insurance Corp.
Revenue Bonds
Series 2015A-1
06/01/2020	5.000%	3,925,000	4,107,866
City of Cape Coral Water & Sewer
Refunding Special Assessment Bonds
Various Areas
Series 2017 (AGM)
09/01/2019	1.650%	995,000	987,766
09/01/2020	1.900%	990,000	973,526
City of Orlando
Refunding Revenue Bonds
Senior Lien Tourist Development Tax
Series 2017 (AGM)
11/01/2020	4.000%	850,000	887,613
11/01/2021	4.000%	900,000	951,444
County of Broward Airport System(e)
Refunding Revenue Bonds
Series 2015C AMT
10/01/2019	5.000%	3,000,000	3,124,800
10/01/2020	5.000%	1,885,000	2,011,144
Revenue Bonds
Series 2017 AMT
10/01/2021	5.000%	1,480,000	1,609,441
County of Lee Solid Waste System(e)
Refunding Revenue Bonds
Series 2016 (NPFGC) AMT
10/01/2022	5.000%	3,100,000	3,371,839
County of Miami-Dade Aviation(e)
Refunding Revenue Bonds
Series 2014 AMT
10/01/2020	5.000%	2,000,000	2,129,940
Florida Housing Finance Corp.
Revenue Bonds
Homeowner Mortgage Special Program
Series 2010A (GNMA / FNMA / FHLMC)
07/01/2028	5.000%	495,000	498,732
Florida Ports Financing Commission(e)
Refunding Revenue Bonds
Transportation Fund
Seris 2011B AMT
06/01/2023	5.000%	3,000,000	3,237,660

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hillsborough County Aviation Authority(e)
Refunding Revenue Bonds
Tampa International
Subordinated Series 2013A AMT
10/01/2019	5.000%	2,000,000	2,083,480
Pasco County School Board
Revenue Bonds
Series 2013
10/01/2018	5.000%	1,000,000	1,013,160
School Board of Miami-Dade County (The)
Refunding Bonds Certificate of Participation
Series 2015D
02/01/2020	5.000%	2,250,000	2,361,690
Refunding Certificate of Participation
Series 2015A
05/01/2019	5.000%	2,000,000	2,059,960
St. John’s County School Board
Refunding Certificate of Participation
Series 2015
07/01/2020	5.000%	2,000,000	2,123,760
Total			33,533,821
Georgia 2.3%
Burke County Development Authority
Refunding Revenue Bonds
Georgia Power Co. Plant Vogtle Project
Series 2015
10/01/2032	2.350%	7,700,000	7,655,494
Georgia Power Company Plant Vogtle
Series 2017
12/01/2049	1.850%	4,350,000	4,314,939
City of Atlanta
Refunding Tax Allocation Bonds
Atlantic Station Project
Series 2017
12/01/2019	5.000%	1,000,000	1,044,520
12/01/2020	5.000%	1,000,000	1,065,180
Georgia Housing & Finance Authority
Refunding Revenue Bonds
Single Family Mortgage
Series 2016A-1
12/01/2046	3.500%	3,190,000	3,271,281
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2007A
03/15/2021	5.000%	5,000,000	5,364,000
Monroe County Development Authority
Revenue Bonds
Georgia Power Co. Plant Scherer
Series 2015
10/01/2048	2.350%	4,000,000	3,976,880
Total			26,692,294
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 13.7%
Chicago Board of Education
Unlimited General Obligation Refunding Bonds
Dedicated
Series 2017F
12/01/2019	5.000%	6,000,000	6,160,320
Chicago O’Hare International Airport(e)
Refunding Revenue Bonds
General Senior Lien
Series 2012B AMT
01/01/2022	5.000%	5,000,000	5,434,900
Series 2013A AMT
01/01/2022	5.000%	5,675,000	6,168,611
Revenue Bonds
General Purpose Senior Lien
Series 2013C AMT
01/01/2021	5.000%	2,035,000	2,173,950
Chicago O’Hare International Airport
Refunding Revenue Bonds
Series 2015B
01/01/2020	5.000%	3,000,000	3,140,940
01/01/2021	5.000%	4,000,000	4,288,120
Chicago Park District
Limited General Obligation Refunding Bonds
Series 2015B
01/01/2019	4.000%	1,750,000	1,767,710
Series 2015C
01/01/2019	4.000%	1,805,000	1,823,267
Limited Tax General Obligation Refunding Bonds
Series 2014D
01/01/2020	5.000%	1,000,000	1,040,960
01/01/2021	5.000%	1,000,000	1,060,020
Chicago Transit Authority
Refunding Revenue Bonds
Federal Transit Administration Section 5307
Series 2015
06/01/2018	5.000%	6,000,000	6,015,612
06/01/2019	5.000%	5,000,000	5,145,900
Federal Transit Administration Section 5307 Urbanized Area Formula Funds
Series 2015
06/01/2020	5.000%	11,250,000	11,844,675
City of Chicago
Prerefunded 01/01/20 Revenue Bonds
Series 2009A
01/01/2022	5.000%	2,090,000	2,192,055
Refunding General Obligation Unlimited Bonds
Project
Series 2014A
01/01/2020	4.000%	1,175,000	1,190,263
Series 2015
01/01/2020	5.000%	1,625,000	1,673,555

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Bonds
Series 2015A
01/01/2019	5.000%	1,300,000	1,318,291
01/01/2020	5.000%	3,480,000	3,583,982
Unlimited General Obligation Notes
Series 2015A
01/01/2021	5.000%	5,000,000	5,213,550
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2021	5.000%	4,875,000	5,083,211
Series 2016C
01/01/2022	5.000%	5,000,000	5,231,050
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2019	5.000%	2,810,000	2,863,362
01/01/2020	5.000%	1,000,000	1,042,630
01/01/2021	5.000%	1,000,000	1,066,940
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2018	5.000%	1,000,000	1,015,070
11/01/2019	5.000%	3,000,000	3,122,610
11/01/2020	5.000%	5,000,000	5,320,800
Revenue Bonds
2nd Lien Project
Series 2014
11/01/2018	4.000%	1,000,000	1,010,140
Second Lien
Series 2012
11/01/2021	4.000%	1,500,000	1,570,275
City of Chicago Waterworks(f)
Revenue Bonds
Capital Appreciation Senior Lien
Series 2000 (AMBAC)
11/01/2019	0.000%	5,550,000	5,341,819
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015
03/01/2019	5.000%	2,000,000	2,047,780
03/01/2020	5.000%	2,000,000	2,098,040
Illinois Finance Authority
Refunding Revenue Bonds
Advocate Health Care
Series 2014
08/01/2019	5.000%	600,000	622,728
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Swedish Covenant Hospital
Series 2016
08/15/2018	5.000%	200,000	201,208
08/15/2019	5.000%	495,000	507,756
08/15/2020	5.000%	400,000	417,800
08/15/2021	5.000%	455,000	482,232
Illinois Finance Authority(d)
Refunding Revenue Bonds
Presbyterian Home
Series 2016
1-month USD LIBOR + 1.350% 05/01/2036	2.671%	2,400,000	2,408,496
Illinois State Toll Highway Authority
Refunding Revenue Bonds
Series 2014A
12/01/2020	5.000%	5,330,000	5,712,001
Kane Cook & DuPage Counties School District No. U-46 Elgin
Unlimited General Obligation Refunding Bonds
Series 2015C
01/01/2019	5.000%	1,250,000	1,274,238
01/01/2020	5.000%	1,500,000	1,568,460
Northern Illinois Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
12/01/2022	5.000%	1,500,000	1,654,485
Regional Transportation Authority
Revenue Bonds
Series 2003A (NPFGC)
07/01/2022	5.500%	3,470,000	3,879,113
Series 2006A (NPFGC)
07/01/2018	5.000%	4,970,000	4,982,673
State of Illinois
Unlimited General Obligation Bonds
Series 2013CR (AGM)
04/01/2021	5.000%	7,180,000	7,633,417
Series 2014
04/01/2019	5.000%	5,000,000	5,092,100
Series 2016
01/01/2020	5.000%	2,500,000	2,563,650
Series 2017D
11/01/2021	5.000%	5,000,000	5,204,750
Unrefunded Revenue Bonds
Build Illinois
Series 2009B
06/15/2020	5.000%	1,415,000	1,462,530
University of Illinois
Refunding Certificate of Participation
Series 2014C
03/15/2019	5.000%	1,555,000	1,589,677
Total			155,307,722

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana 1.2%
Indiana Finance Authority
Refunding Revenue Bonds
Indiana University Health
Series 2016A
12/01/2019	5.000%	1,100,000	1,152,305
Indiana Health & Educational Facilities Financing Authority
Revenue Bonds
Ascension Senior Credit
Series 2016
11/15/2031	1.750%	5,000,000	4,898,100
Indiana Health Facility Financing Authority
Revenue Bonds
Ascension Health Subordinated Credit Group
Series 2016
11/01/2027	1.250%	3,565,000	3,494,378
Indiana Housing & Community Development Authority(e)
Refunding Revenue Bonds
Series 2017A-2 (GNMA) AMT
01/01/2039	4.000%	1,885,000	1,954,104
Series 2017C-2 (GNMA) AMT
01/01/2037	4.000%	2,000,000	2,074,640
Total			13,573,527
Iowa 0.3%
People’s Memorial Hospital of Buchanan County
Revenue Bonds
Series 2016
12/01/2018	1.500%	3,000,000	2,981,760
Kentucky 1.6%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2021	5.000%	1,000,000	1,055,390
06/01/2022	5.000%	1,000,000	1,067,920
Kentucky State Property & Building Commission
Refunding Revenue Bonds
Project #108
Series 2015B
08/01/2019	5.000%	2,500,000	2,589,975
Project #112
Series 2016B
11/01/2021	5.000%	6,000,000	6,516,120
Project #117
Series 2017D
05/01/2020	5.000%	2,500,000	2,634,025
05/01/2021	5.000%	2,000,000	2,151,320
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Project No. 100
Series 2011A
08/01/2018	5.000%	2,500,000	2,519,225
Total			18,533,975
Louisiana 0.2%
State of Louisiana
Unlimited General Obligation Bonds
Series 2015B
05/01/2019	5.000%	2,530,000	2,609,138
Maine 0.3%
Maine State Housing Authority
Revenue Bonds
Series 2016B-1
11/15/2046	3.500%	3,870,000	3,967,331
Maryland 0.1%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2018	5.000%	305,000	306,360
07/01/2019	5.000%	500,000	515,575
Total			821,935
Massachusetts 1.6%
Massachusetts Educational Financing Authority(e)
Refunding Revenue Bonds
Issue K
Senior Series 2017A AMT
07/01/2020	4.000%	375,000	386,685
07/01/2021	4.000%	1,000,000	1,039,450
Series 2016J AMT
07/01/2019	4.000%	2,500,000	2,548,475
07/01/2020	4.000%	2,150,000	2,216,994
Revenue Bonds
Education Loan
Series 2014-I AMT
01/01/2019	5.000%	2,000,000	2,035,580
Series 2015A AMT
01/01/2019	5.000%	3,000,000	3,053,370
01/01/2022	5.000%	3,500,000	3,763,690
Massachusetts Housing Finance Agency(e)
Refunding Revenue Bonds
Single Family
Series 2017-188 AMT
12/01/2020	1.700%	885,000	864,194
06/01/2021	1.800%	685,000	665,464

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Housing Finance Agency
Revenue Bonds
Construction Loan Notes
Series 2017B
12/01/2021	2.050%	2,000,000	1,972,720
Total			18,546,622
Michigan 1.0%
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-5
07/01/2018	5.000%	2,165,000	2,175,717
Series 2014H-1
10/01/2019	5.000%	1,415,000	1,472,251
Michigan Finance Authority(e)
Refunding Revenue Bonds
Student Loan
Series 2014 25-A AMT
11/01/2018	5.000%	2,220,000	2,250,680
11/01/2019	5.000%	1,250,000	1,298,825
Royal Oak School District
Unlimited General Obligation Refunding Bonds
Series 2014
05/01/2019	5.000%	450,000	464,170
Wayne County Airport Authority(e)
Refunding Revenue Bonds
Junior Lien
Series 2017B AMT
12/01/2018	5.000%	350,000	356,066
12/01/2019	5.000%	500,000	522,020
12/01/2020	5.000%	550,000	585,706
12/01/2021	5.000%	1,000,000	1,085,100
12/01/2022	5.000%	1,100,000	1,207,305
Total			11,417,840
Minnesota 1.8%
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2020	4.000%	785,000	812,153
05/01/2021	4.000%	500,000	523,890
05/01/2022	4.000%	500,000	528,950
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017
05/01/2021	3.000%	1,450,000	1,438,748
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2023	0.000%	800,000	708,000
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2021	5.000%	1,460,000	1,597,284
11/15/2022	5.000%	600,000	668,304
Revenue Bonds
Union Flats Apartments Project
Series 2017B
02/01/2022	2.750%	2,125,000	2,088,216
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Non-Ace Residential Housing
Series 2016S (GNMA)
07/01/2046	3.500%	6,815,000	6,990,214
Minnesota Housing Finance Agency(e)
Refunding Revenue Bonds
Residential Housing
Series 2014C (GNMA) AMT
07/01/2019	1.800%	1,440,000	1,435,536
Series 2017D (FNMA) AMT
01/01/2020	2.000%	1,000,000	992,570
Series 2017D (GNMA) AMT
07/01/2019	1.800%	1,000,000	994,720
01/01/2021	2.200%	1,575,000	1,553,800
Total			20,332,385
Mississippi 0.3%
Mississippi Development Bank
Refunding Revenue Bonds
Jackson Public School District Project
Series 2015A
04/01/2020	5.000%	1,000,000	1,052,750
State of Mississippi
Revenue Bonds
Series 2015E
10/15/2018	4.000%	2,080,000	2,098,720
Total			3,151,470
Missouri 1.4%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2019	5.000%	300,000	306,240
03/01/2020	5.000%	325,000	338,904
03/01/2021	5.000%	400,000	423,100

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Louis Airport
Refunding Revenue Bonds
Lambert-St. Louis International Airport
Series 2013
07/01/2018	5.000%	765,000	768,848
Kansas City Planned Industrial Expansion Authority
Revenue Bonds
2nd & DE Apartments
Series 2016
12/01/2018	1.500%	6,430,000	6,414,439
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2014
01/01/2020	5.000%	7,825,000	8,205,764
Total			16,457,295
Nebraska 1.8%
Central Plains Energy Project
Refunding Revenue Bonds
Series 2014 (Royal Bank of Canada)
08/01/2039	5.000%	14,500,000	15,120,165
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit
Series 2015
01/01/2019	5.000%	2,250,000	2,297,093
01/01/2020	5.000%	3,030,000	3,179,985
Total			20,597,243
Nevada 1.7%
County of Clark Department of Aviation(e)
Refunding Revenue Bonds
Airport System Junior Subordinated Lien
Series 2017C AMT
07/01/2021	5.000%	5,000,000	5,382,550
Las Vegas McCarran International Airport
Series 2017 AMT
07/01/2021	5.000%	2,500,000	2,696,825
07/01/2022	5.000%	2,240,000	2,453,562
Subordinated Series 2017A-1 AMT
07/01/2022	5.000%	3,000,000	3,286,020
County of Washoe(e)
Refunding Revenue Bonds
Sierra Pacific Power
Series 2016S AMT
08/01/2031	1.500%	5,500,000	5,452,480
Total			19,271,437
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 4.2%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2019	4.000%	500,000	507,395
03/01/2020	5.000%	400,000	419,016
03/01/2021	5.000%	650,000	691,737
03/01/2022	5.000%	500,000	540,050
New Jersey Building Authority
Refunding Revenue Bonds
Series 2009 Escrowed to Maturity
12/15/2018	5.000%	175,000	178,386
Series 2009A
12/15/2018	5.000%	2,520,000	2,563,898
New Jersey Economic Development Authority
Refunding Revenue Bonds
School Facilities Construction
Series 2013
03/01/2023	5.000%	2,520,000	2,712,074
Series 2014 Escrowed to Maturity
06/15/2018	5.000%	1,400,000	1,405,722
Series 2017B
11/01/2022	5.000%	2,285,000	2,452,034
Revenue Bonds
Series 2017DDD
06/15/2019	5.000%	500,000	515,330
06/15/2020	5.000%	500,000	523,205
Unrefunded Revenue Bonds
School Facilities Construction
Series 2014
06/15/2018	5.000%	3,600,000	3,613,248
New Jersey Health Care Facilities Financing Authority
Refunding Revenue Bonds
Princeton HealthCare System
Series 2016
07/01/2018	5.000%	540,000	542,403
07/01/2019	5.000%	525,000	541,233
07/01/2020	5.000%	650,000	685,692
07/01/2021	5.000%	750,000	806,910
New Jersey Higher Education Student Assistance Authority(e)
Revenue Bonds
Senior Series 2015-1A AMT
12/01/2018	5.000%	4,250,000	4,322,930
Series 2016-1A AMT
12/01/2018	5.000%	645,000	656,068
12/01/2020	5.000%	1,250,000	1,327,275
Student Loan
Series 2012-1A AMT
12/01/2018	5.000%	2,480,000	2,522,557

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Series 2017B
05/01/2021	2.000%	7,675,000	7,549,437
New Jersey Transit Corp
Revenue Bonds
Grant Anticipation Note
Series 2014A
09/15/2018	5.000%	3,500,000	3,537,800
New Jersey Transportation Trust Fund Authority
Revenue Bonds
Transportation System
Series 1999A
06/15/2020	5.750%	5,000,000	5,235,350
Series 2006A (AGM)
12/15/2020	5.250%	2,360,000	2,512,975
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2022	5.000%	1,000,000	1,094,760
Total			47,457,485
New York 14.6%
Chautauqua Utility District
Limited General Obligation Notes
BAN Series 2017
08/02/2018	2.250%	8,000,000	8,007,040
Cincinnatus Central School District
Unlimited General Obligation Notes
BAN Series 2017
07/12/2018	2.250%	8,340,000	8,345,171
City of Poughkeepsie(g)
Limited General Obligation Notes
BAN Series 2018A
05/03/2019	4.000%	1,820,000	1,838,873
County of Broome
Limited General Obligation Notes
BAN Series 2017
05/04/2018	2.500%	10,000,000	10,001,069
County of Madison
Limited General Obligation Notes
BAN Series 2018
04/12/2019	2.100%	3,965,000	3,966,705
County of Monroe
Limited General Obligation Bonds
Series 2016B
06/01/2018	5.000%	4,185,000	4,196,855
06/01/2019	5.000%	5,200,000	5,371,496
County of Rockland
Limited General Obligation Bonds
Series 2014A (AGM)
03/01/2019	5.000%	2,000,000	2,052,980
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
East Ramapo Central School District
Unlimited General Obligation Notes
BAN Series 2018
04/26/2019	3.000%	5,000,000	5,041,250
Housing Development Corp.
Refunding Revenue Bonds
Series 2015G-2
11/01/2019	1.450%	2,500,000	2,474,800
Revenue Bonds
Series 2017C-2
07/01/2021	1.700%	3,000,000	2,962,530
Sustainable Neighborhood
Series 2017G
11/01/2057	2.000%	3,000,000	2,976,870
Metropolitan Transportation Authority
Revenue Bonds
Series 2005A (AMBAC)
11/15/2018	5.500%	5,000,000	5,102,300
New York City Industrial Development Agency(e)
Refunding Revenue Bonds
Senior Trips
Series 2012A AMT
07/01/2019	5.000%	1,730,000	1,787,332
Trips Obligated Group
Senior Series 2012A AMT
07/01/2018	5.000%	4,655,000	4,677,158
New York State Dormitory Authority
Refunding Revenue Bonds
Personal Income Tax
Series 2017B
02/15/2023	5.000%	5,000,000	5,610,750
New York State Urban Development Corp.
Refunding Revenue Bonds
Personal Income Tax
Series 2017
03/15/2024	5.000%	5,000,000	5,701,750
New York Transportation Development Corp.(e)
Refunding Revenue Bonds
American Airlines, Inc.
Series 2016 AMT
08/01/2018	5.000%	5,000,000	5,032,100
Terminal One Group Association
Series 2015 AMT
01/01/2021	5.000%	5,500,000	5,869,655
New York Transportation Development Corp.(e),(g)
Revenue Bonds
Delta Air Lines, Inc., LaGuardia
Series 2018 AMT
01/01/2022	5.000%	2,465,000	2,663,087

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey(e)
Revenue Bonds
Series 2011-106 AMT
10/15/2021	5.000%	2,250,000	2,446,605
Salmon River Central School District
Unlimited General Obligation Notes
RAN Series 2017
06/28/2018	2.000%	9,000,000	8,999,913
Sauquoit Valley Central School District
Unlimited General Obligation Notes
BAN Series 2017
06/20/2018	2.000%	7,000,000	7,000,176
State of New York Mortgage Agency(e)
Refunding Revenue Bonds
Series 2014-189 AMT
04/01/2021	2.450%	1,000,000	994,970
Series 2017-206 AMT
10/01/2019	1.450%	1,470,000	1,450,155
04/01/2020	1.500%	1,340,000	1,316,148
10/01/2020	1.600%	1,490,000	1,456,505
04/01/2021	1.700%	1,730,000	1,683,705
10/01/2021	1.800%	1,165,000	1,126,823
04/01/2022	1.950%	1,300,000	1,256,801
Revenue Bonds
55th Series 2017 AMT
04/01/2019	1.500%	585,000	581,783
10/01/2019	1.650%	845,000	838,561
04/01/2020	1.750%	960,000	951,408
10/01/2020	1.800%	1,725,000	1,705,249
04/01/2021	1.950%	1,815,000	1,791,115
10/01/2021	2.050%	505,000	497,440
Stockbridge Valley Central School District
Unlimited General Obligation Notes
BAN Series 2017
07/06/2018	2.250%	5,250,000	5,253,255
Town of Oyster Bay
General Obligation Limited Notes
BAN Series 2017A
06/01/2018	3.500%	10,000,000	10,012,066
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2019	4.000%	2,000,000	2,041,220
06/01/2020	5.000%	1,000,000	1,056,830
Utica School District
Unlimited General Obligation Notes
RAN Series 2017
06/26/2018	2.000%	10,000,000	10,002,523
Village of Cold Spring
Limited General Obligation Notes
BAN Series 2017
05/11/2018	2.250%	2,984,000	2,984,570
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wappingers Central School District
Unlimited General Obligation Notes
BAN Series 2017A
07/05/2018	2.250%	3,765,262	3,768,312
Westchester County Healthcare Corp.
Revenue Bonds
Senior Lien
Series 2010B
11/01/2019	5.000%	3,135,000	3,259,804
Total			166,155,708
North Carolina 0.2%
North Carolina Housing Finance Agency(e)
Refunding Revenue Bonds
Series 2016-37A AMT
07/01/2039	3.500%	2,220,000	2,271,149
North Dakota 0.2%
North Dakota Housing Finance Agency
Refunding Revenue Bonds
Housing and Home Mortgage Finance Program
Series 2017
07/01/2019	1.700%	435,000	432,551
01/01/2020	1.750%	900,000	892,404
07/01/2020	1.850%	730,000	722,773
01/01/2021	1.950%	645,000	636,260
Total			2,683,988
Ohio 0.5%
Ohio Housing Finance Agency
Refunding Revenue Bonds
Housing and Urban Development Corp., Ltd.
Series 2018A
04/01/2021	3.000%	2,110,000	2,148,972
Revenue Bonds
Series 2010-1 (GNMA / FNMA)
11/01/2028	5.000%	540,000	550,325
State of Ohio(e)
Revenue Bonds
Ohio Water Development Authority Waste Management
Series 2015 AMT
11/01/2022	1.700%	2,980,000	2,974,874
Total			5,674,171
Oklahoma 0.8%
Cleveland County Educational Facilities Authority
Revenue Bonds
Moore Public Schools Project
Series 2016
06/01/2019	5.000%	3,000,000	3,097,320
06/01/2020	5.000%	500,000	529,465

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Norman Public Schools Project
Series 2014
07/01/2018	5.000%	2,400,000	2,412,264
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/2018	4.000%	800,000	804,952
09/01/2019	4.000%	1,005,000	1,028,165
Oklahoma County Finance Authority
Revenue Bonds
Midwest City Public Schools
Series 2018
10/01/2022	5.000%	1,000,000	1,099,890
Total			8,972,056
Pennsylvania 4.1%
City of Philadelphia Airport(e)
Refunding Revenue Bonds
Series 2017B AMT
07/01/2022	5.000%	500,000	550,995
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2020	5.000%	1,000,000	1,053,900
Commonwealth of Pennsylvania
Unlimited General Obligation Bonds
1st Series 2013
04/01/2021	5.000%	5,000,000	5,379,750
Unlimited General Obligation Refunding Bonds
2nd Series 2009
07/01/2019	5.000%	2,335,000	2,417,332
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2019	5.000%	1,000,000	1,016,360
Pennsylvania Economic Development Financing Authority(e)
Revenue Bonds
Waste Management, Inc. Project
Series 2014 AMT
07/01/2041	2.250%	2,775,000	2,770,199
Series 2017A AMT
08/01/2037	1.700%	2,000,000	1,963,420
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-119
10/01/2041	3.500%	4,820,000	4,944,211
Series 2016-120
10/01/2046	3.500%	6,115,000	6,277,231
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Housing Finance Agency(e)
Refunding Revenue Bonds
Series 2017-124A AMT
10/01/2019	1.350%	835,000	821,623
04/01/2020	1.450%	1,000,000	974,760
10/01/2020	1.550%	1,000,000	970,650
04/01/2021	1.650%	1,000,000	962,270
10/01/2021	1.750%	725,000	693,448
Pennsylvania Turnpike Commission(d)
Revenue Bonds
Series 2013B
Muni Swap Index Yield + 1.150% 12/01/2019	1.640%	3,070,000	3,107,700
Pittsburgh Public Parking Authority
Refunding Revenue Bonds
System
Series 2015A
12/01/2018	4.000%	1,750,000	1,770,493
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	2,500,000	2,493,575
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2022	5.000%	560,000	612,769
09/01/2023	5.000%	450,000	497,048
Unlimited General Obligation Refunding Bonds
Series 2015D
09/01/2019	5.000%	3,750,000	3,890,850
State Public School Building Authority
Refunding Revenue Bonds
The School District of Philadelphia Project
Series 2015
06/01/2019	5.000%	2,890,000	2,974,012
Total			46,142,596
Rhode Island 0.6%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Hospital Financing - Lifespan Obligation
Series 2016G
05/15/2018	5.000%	1,250,000	1,251,371
05/15/2019	5.000%	1,500,000	1,540,905
05/15/2022	5.000%	1,250,000	1,357,737
Rhode Island Housing & Mortgage Finance Corp.
Revenue Bonds
Series 2016
10/01/2046	3.500%	1,400,000	1,433,278

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Student Loan Authority(e),(g)
Refunding Revenue Bonds
Series 2018A AMT
12/01/2022	5.000%	1,300,000	1,414,283
Total			6,997,574
South Carolina 1.3%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Series 2009A-4
01/01/2019	5.000%	6,645,000	6,782,751
SCAGO Educational Facilities Corp. for Pickens School District
Refunding Revenue Bonds
Series 2015
12/01/2019	5.000%	1,250,000	1,309,038
South Carolina State Housing Finance & Development Authority
Refunding Revenue Bonds
Series 2016B-1
07/01/2043	3.500%	1,715,000	1,765,438
South Carolina State Housing Finance & Development Authority(e)
Refunding Revenue Bonds
Series 2016B-2 AMT
07/01/2043	4.000%	4,265,000	4,434,875
Total			14,292,102
Tennessee 1.7%
Memphis Health Educational & Housing Facility Board
Revenue Bonds
Forum Flats Apartments Project
Series 2017
12/01/2020	1.800%	1,350,000	1,346,017
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Ascension Senior Credit
Series 2016
11/15/2030	1.550%	3,000,000	2,951,340
East Webster Street Apartments
Series 2018
04/01/2021	2.050%	1,250,000	1,250,463
Tennessee Energy Acquisition Corp.
Revenue Bonds
Series 2006C
02/01/2019	5.000%	9,920,000	10,134,867
02/01/2020	5.000%	3,820,000	4,000,877
Total			19,683,564
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 3.5%
City of Houston
Limited General Obligation Refunding Bonds
Series 2017A
03/01/2020	5.000%	875,000	922,250
03/01/2021	5.000%	1,000,000	1,077,260
Harris County-Houston Sports Authority
Refunding Revenue Bonds
Senior Lien
Series 2014A
11/15/2019	5.000%	3,000,000	3,135,450
Houston Independent School District Public Facility Corp.(f)
Revenue Bonds
Capital Appreciation-Cesar E. Chavez
Series 1998A (AMBAC)
09/15/2020	0.000%	2,685,000	2,550,535
Lewisville Independent School District(f)
Unlimited General Obligation Refunding Bonds
Series 2014B
08/15/2022	0.000%	3,175,000	2,859,119
Matagorda County Navigation District No. 1(e)
Refunding Revenue Bonds
Central Power and Light Co.
Series 2017 AMT
05/01/2030	1.750%	3,000,000	2,939,340
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2019	5.000%	1,350,000	1,378,175
01/01/2020	5.000%	1,105,000	1,159,510
State of Texas(e)
Unlimited General Obligation Bonds
Series 2014 AMT
08/01/2023	6.000%	3,475,000	4,076,939
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
12/01/2018	2.500%	1,480,000	1,479,556
Tarrant County Housing Finance Corp.
Revenue Bonds
Multifamily Housing Reserve Quebec Apartments
Series 2016
08/01/2018	1.000%	5,100,000	5,089,800
Texas Department of Housing & Community Affairs
Revenue Bonds
EMLI Liberty Crossing Housing
Series 2017
12/01/2020	1.800%	3,600,000	3,566,952

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas State University System
Refunding Revenue Bonds
Series 2017A
03/15/2020	5.000%	1,580,000	1,670,708
03/15/2021	5.000%	1,600,000	1,728,512
Travis County Housing Finance Corp.
Revenue Bonds
McKinney Falls Apartments
Series 2018
04/01/2021	2.000%	2,500,000	2,490,650
University of Texas System (The)
Revenue Bonds
Series 2017J
08/15/2021	5.000%	3,895,000	4,256,923
Total			40,381,679
Utah 0.1%
Utah Housing Corp.(e)
Refunding Revenue Bonds
Series 2015D-1 Class III (FHA) AMT
01/01/2019	1.850%	1,500,000	1,496,340
Vermont 0.9%
Vermont Economic Development Authority
Revenue Bonds
Bennington College Real Estate Project
RAN Series 2017
07/01/2020	2.000%	10,000,000	9,719,800
Virgin Islands, U.S. 0.2%
Virgin Islands Public Finance Authority(a),(h)
Revenue Bonds
Series 2015
09/01/2018	5.000%	1,720,000	1,732,711
09/01/2020	5.000%	750,000	781,942
Total			2,514,653
Virginia 2.1%
Louisa Industrial Development Authority
Refunding Revenue Bonds
Series 2015
11/01/2035	1.750%	7,000,000	6,966,400
Wise County Industrial Development Authority
Revenue Bonds
Series 2015A
10/01/2040	2.150%	11,875,000	11,802,563
Virginia Electric & Power Co.
Series 2015A
11/01/2040	1.875%	5,000,000	4,952,000
Total			23,720,963
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 0.3%
Energy Northwest
Refunding Revenue Bonds
Wind Project
Series 2014
07/01/2018	5.000%	1,425,000	1,432,168
Washington State Housing Finance Commission(e)
Refunding Revenue Bonds
Single Family Program
Series 2015 AMT
12/01/2022	2.600%	1,030,000	1,023,377
Series 2017 AMT
06/01/2039	4.000%	1,155,000	1,201,743
Washington State Housing Finance Commission
Revenue Bonds
Series 2010A (GNMA / FNMA / FHLMC)
10/01/2028	4.700%	230,000	233,613
Total			3,890,901
Wisconsin 0.9%
Public Finance Authority
Loan Anticipation Notes
Lake Ocone Academy
Series 2017
10/01/2019	2.300%	3,585,000	3,563,347
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
Tomah Memorial Hospital, Inc.
BAN Series 2017A
11/01/2020	2.650%	2,200,000	2,165,988
Wisconsin Housing & Economic Development Authority(e)
Refunding Revenue Bonds
Series 2017B (FHA) AMT
09/01/2019	1.500%	400,000	394,988
03/01/2020	1.600%	350,000	344,319
03/01/2021	1.850%	525,000	511,591
09/01/2022	2.150%	870,000	839,585
Revenue Bonds
Series 2018A AMT
03/01/2021	2.250%	390,000	385,694
03/01/2022	2.500%	1,265,000	1,249,365
09/01/2022	2.600%	710,000	703,085
Total			10,157,962
Wyoming 0.2%
Wyoming Community Development Authority(e)
Refunding Revenue Bonds
Series 2016-1 AMT
12/01/2038	3.500%	1,920,000	1,964,006
Total Municipal Bonds (Cost $947,375,939)			936,814,105

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
April 30, 2018
Municipal Short Term 15.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.5%
California Pollution Control Financing Authority(a),(e),(g)
Refunding Revenue Bonds
Republic Services, Inc.
Series 2010A AMT
08/01/2023	2.050%	6,000,000	6,000,000
Colorado 0.1%
Colorado Health Facilities Authority
Refunding Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2018	2.050%	500,000	501,248
Connecticut 0.2%
City of New Haven
Unlimited General Obligation Notes
TAN Series 2017
05/15/2018	1.720%	2,000,000	2,000,620
City of Waterbury
Unlimited General Obligation Bonds
Series 2017A
11/15/2018	2.000%	430,000	432,300
Unlimited General Obligation Refunding Bonds
Series 2017B
09/01/2018	2.000%	265,000	265,880
Total			2,698,800
Illinois 0.5%
State of Illinois
Unlimited General Obligation Notes
Series 2017A
11/01/2018	2.720%	5,000,000	5,056,650
Massachusetts 0.1%
Town of Templeton
Limited General Obligation Notes
BAN Series 2017
11/30/2018	1.960%	1,600,000	1,602,464
Michigan 1.2%
Waterford School District
Limited General Obligation Notes
Series 2017 (Qualified School Bond Loan Fund)
09/25/2018	2.110%	13,500,000	13,506,210
New York 11.8%
Alexandria Central School District
Unlimited General Obligation Notes
BAN Series 2017
06/29/2018	2.050%	6,180,000	6,181,641
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Bemus Point Central School District
Unlimited General Obligation Notes
BAN Series 2017
06/27/2018	1.820%	15,430,000	15,439,683
Board of Cooperative Educational Services for the Sole Supervisory District
Revenue Notes
RAN Series 2017
06/29/2018	1.940%	5,000,000	5,002,311
Bolivar-Richburg Central School District
Unlimited General Obligation Notes
BAN Series 2017
07/13/2018	1.920%	5,730,000	5,733,381
City of Batavia(g)
Unlimited General Obligation Notes
BAN Series 2018
05/02/2019	2.500%	4,100,000	4,109,758
City of New York(d)
Unlimited General Obligation Bonds
Fiscal 1995
Subordinated Series 2015F
Muni Swap Index Yield + 0.650% 02/15/2019	2.390%	6,250,000	6,267,875
Frankfort-Schuyler Central School District
Unlimited General Obligation Notes
BAN Series 2017
06/29/2018	1.890%	6,715,000	6,718,633
Holley Central School District
Unlimited General Obligation Notes
BAN Series 2017
07/11/2018	1.880%	6,375,000	6,379,271
Montauk Union Free School District
Limited General Obligation Notes
TAN Series 2017
06/28/2018	1.900%	3,800,000	3,801,985
Norwich City School District
Unlimited General Obligation Notes
BAN Series 2017
06/29/2018	1.950%	7,225,000	7,228,056
Oakfield-Alabama Central School District
Unlimited General Obligation Notes
BAN Series 2017
06/26/2018	1.900%	15,660,000	15,667,609
Owego Appalachian Central School District
Limited General Obligation Notes
RAN Series 2018A
06/28/2018	1.900%	7,443,429	7,441,557
Unlimited General Obligation Notes
RAN Series 2017
10/26/2018	2.120%	4,455,000	4,442,348

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Salmon River Central School District
Unlimited General Obligation Notes
BAN Series 2017
06/29/2018	1.990%	9,113,371	9,116,777
Schenevus Central School District
Unlimited General Obligation Notes
BAN Series 2017
06/29/2018	1.960%	6,700,000	6,702,834
Tompkins-Seneca-Tioga Board of Cooperative Educational Services
Revenue Notes
RAN Series 2017
06/29/2018	2.050%	10,000,000	10,002,951
Town of Oyster Bay
Limited General Obligation Notes
BAN Series 2017C
06/01/2018	2.050%	2,550,000	2,550,896
Unadilla Valley Central School District
Unlimited General Obligation Notes
BAN Series 2017B
07/20/2018	1.960%	7,775,000	7,779,354
Village of Alden
Limited General Obligation Notes
BAN Series 2017
09/13/2018	1.720%	3,561,000	3,557,938
Total			134,124,858
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Wisconsin 0.7%
Public Finance Authority(e),(g)
Refunding Revenue Bonds
Waste Management, Inc. Project
Series 2018 AMT
06/01/2023	2.000%	8,000,000	8,000,000
Total Municipal Short Term (Cost $171,670,825)			171,490,230

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.450%(i)	120,085	120,085
Total Money Market Funds (Cost $120,073)		120,085
Total Investments in Securities (Cost $1,153,361,837)		1,142,619,420
Other Assets & Liabilities, Net		(5,000,507)
Net Assets		$1,137,618,913

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $29,930,746, which represents 2.63% of net assets.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2018.
(d)	Variable rate security. The interest rate shown was the current rate as of April 30, 2018.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2018, the value of these securities amounted to $2,514,653, which represents 0.22% of net assets.
(i)	The rate shown is the seven-day current annualized yield at April 30, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FHA	Federal Housing Authority
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
April 30, 2018
Abbreviation Legend  (continued)
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
TAN	Tax Anticipation Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	34,195,000	—	34,195,000
Municipal Bonds	—	936,814,105	—	936,814,105
Municipal Short Term	—	171,490,230	—	171,490,230
Money Market Funds	120,085	—	—	120,085
Total Investments in Securities	120,085	1,142,499,335	—	1,142,619,420
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	23

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,153,361,837)	$1,142,619,420
Cash	78,779
Receivable for:
Investments sold	1,028,320
Capital shares sold	438,470
Interest	14,180,188
Expense reimbursement due from Investment Manager	11,257
Prepaid expenses	1,458
Total assets	1,158,357,892
Liabilities
Payable for:
Investments purchased	2,448,315
Investments purchased on a delayed delivery basis	15,529,720
Capital shares purchased	979,553
Distributions to shareholders	1,506,802
Management services fees	39,879
Distribution and/or service fees	2,562
Transfer agent fees	24,379
Compensation of board members	162,543
Other expenses	45,226
Total liabilities	20,738,979
Net assets applicable to outstanding capital stock	$1,137,618,913
Represented by
Paid in capital	1,149,823,829
Undistributed net investment income	727,538
Accumulated net realized loss	(2,190,037)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(10,742,417)
Total - representing net assets applicable to outstanding capital stock	$1,137,618,913
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$83,579,819
Shares outstanding	8,147,003
Net asset value per share	$10.26
Maximum sales charge	1.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.36
Advisor Class
Net assets	$606,529
Shares outstanding	59,073
Net asset value per share	$10.27
Class C
Net assets	$10,327,152
Shares outstanding	1,007,220
Net asset value per share	$10.25
Institutional Class
Net assets	$112,698,560
Shares outstanding	10,984,838
Net asset value per share	$10.26
Institutional 2 Class
Net assets	$18,813,238
Shares outstanding	1,834,389
Net asset value per share	$10.26
Institutional 3 Class
Net assets	$911,593,615
Shares outstanding	88,893,249
Net asset value per share	$10.25
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	25

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$13,319
Interest	23,527,055
Total income	23,540,374
Expenses:
Management services fees	5,698,822
Distribution and/or service fees
Class A	247,436
Class B	41
Class C	119,294
Transfer agent fees
Class A	112,127
Advisor Class	1,112
Class B	6
Class C	13,636
Institutional Class	755,488
Institutional 2 Class	8,973
Institutional 3 Class	56,326
Compensation of board members	47,110
Custodian fees	12,100
Printing and postage fees	21,197
Registration fees	115,843
Audit fees	32,083
Legal fees	18,870
Compensation of chief compliance officer	301
Other	45,022
Total expenses	7,305,787
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,832,498)
Expense reduction	(40)
Total net expenses	5,473,249
Net investment income	18,067,125
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,175,235)
Futures contracts	39,865
Net realized loss	(1,135,370)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,538,429)
Net change in unrealized appreciation (depreciation)	(9,538,429)
Net realized and unrealized loss	(10,673,799)
Net increase in net assets resulting from operations	$7,393,326
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$18,067,125	$18,029,218
Net realized loss	(1,135,370)	(712,683)
Net change in unrealized appreciation (depreciation)	(9,538,429)	(9,950,490)
Net increase in net assets resulting from operations	7,393,326	7,366,045
Distributions to shareholders
Net investment income
Class A	(1,103,543)	(1,090,308)
Advisor Class	(13,684)	(6,089)
Class B	(8)	(98)
Class C	(43,285)	(30,979)
Institutional Class	(6,394,562)	(17,749,792)
Institutional 2 Class	(205,669)	(210,368)
Institutional 3 Class	(10,736,230)	(23)
Total distributions to shareholders	(18,496,981)	(19,087,657)
Decrease in net assets from capital stock activity	(354,956,693)	(278,087,530)
Total decrease in net assets	(366,060,348)	(289,809,142)
Net assets at beginning of year	1,503,679,261	1,793,488,403
Net assets at end of year	$1,137,618,913	$1,503,679,261
Undistributed net investment income	$727,538	$1,157,394

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	27

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,449,058	25,363,429	6,366,818	65,879,168
Distributions reinvested	89,887	929,330	88,329	915,766
Redemptions	(4,698,890)	(48,652,288)	(8,402,406)	(87,086,042)
Net decrease	(2,159,945)	(22,359,529)	(1,947,259)	(20,291,108)
Advisor Class
Subscriptions	112,053	1,163,795	113,247	1,169,951
Distributions reinvested	1,307	13,526	577	5,975
Redemptions	(154,797)	(1,602,924)	(65,491)	(679,453)
Net increase (decrease)	(41,437)	(425,603)	48,333	496,473
Class B
Subscriptions	—	—	2	18
Distributions reinvested	—	—	1	15
Redemptions	(1,591)	(16,497)	(11,432)	(117,674)
Net decrease	(1,591)	(16,497)	(11,429)	(117,641)
Class C
Subscriptions	109,723	1,132,629	229,616	2,375,122
Distributions reinvested	2,693	27,796	1,582	16,334
Redemptions	(518,913)	(5,367,897)	(648,322)	(6,709,101)
Net decrease	(406,497)	(4,207,472)	(417,124)	(4,317,645)
Institutional Class
Subscriptions	12,544,502	130,090,046	50,085,852	519,195,345
Distributions reinvested	130,328	1,347,487	114,029	1,182,672
Redemptions	(133,629,684)	(1,389,556,931)	(73,973,871)	(766,632,282)
Net decrease	(120,954,854)	(1,258,119,398)	(23,773,990)	(246,254,265)
Institutional 2 Class
Subscriptions	2,095,745	21,578,811	1,199,074	12,434,908
Distributions reinvested	18,515	191,293	20,280	210,211
Redemptions	(1,675,981)	(17,254,744)	(1,949,281)	(20,258,463)
Net increase (decrease)	438,279	4,515,360	(729,927)	(7,613,344)
Institutional 3 Class
Subscriptions	112,105,218	1,165,355,248	966	10,000
Distributions reinvested	1,815	18,690	—	—
Redemptions	(23,214,750)	(239,717,492)	—	—
Net increase	88,892,283	925,656,446	966	10,000
Total net decrease	(34,233,762)	(354,956,693)	(26,830,430)	(278,087,530)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Municipal Bond Fund | Annual Report 2018

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Columbia Short Term Municipal Bond Fund | Annual Report 2018	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
Year Ended 4/30/2018	$10.36	0.11	(0.09)	0.02	(0.12)
Year Ended 4/30/2017	$10.43	0.09	(0.06)	0.03	(0.10)
Year Ended 4/30/2016	$10.42	0.07	0.01	0.08	(0.07)
Year Ended 4/30/2015	$10.48	0.08	(0.06)	0.02	(0.08)
Year Ended 4/30/2014	$10.54	0.10	(0.06)	0.04	(0.10)
Advisor Class
Year Ended 4/30/2018	$10.36	0.14	(0.09)	0.05	(0.14)
Year Ended 4/30/2017	$10.43	0.12	(0.07)	0.05	(0.12)
Year Ended 4/30/2016	$10.41	0.09	0.02	0.11	(0.09)
Year Ended 4/30/2015	$10.47	0.11	(0.06)	0.05	(0.11)
Year Ended 4/30/2014	$10.54	0.13	(0.08)	0.05	(0.12)
Class C
Year Ended 4/30/2018	$10.35	0.03	(0.09)	(0.06)	(0.04)
Year Ended 4/30/2017	$10.42	0.01	(0.06)	(0.05)	(0.02)
Year Ended 4/30/2016	$10.42	(0.01)	0.01	0.00 (d)	(0.00) (d)
Year Ended 4/30/2015	$10.48	0.00 (d)	(0.06)	(0.06)	(0.00) (d)
Year Ended 4/30/2014	$10.54	0.02	(0.06)	(0.04)	(0.02)
Institutional Class
Year Ended 4/30/2018	$10.36	0.13	(0.09)	0.04	(0.14)
Year Ended 4/30/2017	$10.43	0.12	(0.07)	0.05	(0.12)
Year Ended 4/30/2016	$10.42	0.09	0.01	0.10	(0.09)
Year Ended 4/30/2015	$10.48	0.11	(0.06)	0.05	(0.11)
Year Ended 4/30/2014	$10.54	0.13	(0.06)	0.07	(0.13)
Institutional 2 Class
Year Ended 4/30/2018	$10.35	0.15	(0.09)	0.06	(0.15)
Year Ended 4/30/2017	$10.42	0.13	(0.07)	0.06	(0.13)
Year Ended 4/30/2016	$10.41	0.10	0.01	0.11	(0.10)
Year Ended 4/30/2015	$10.47	0.12	(0.06)	0.06	(0.12)
Year Ended 4/30/2014	$10.54	0.14	(0.07)	0.07	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.12)	$10.26	0.16%	0.81%	0.67% (c)	1.08%	36%	$83,580
(0.10)	$10.36	0.26%	0.86%	0.71% (c)	0.86%	46%	$106,751
(0.07)	$10.43	0.74%	0.89%	0.72% (c)	0.64%	37%	$127,769
(0.08)	$10.42	0.22%	0.89%	0.73% (c)	0.79%	28%	$130,876
(0.10)	$10.48	0.37%	0.89%	0.73% (c)	0.94%	31%	$165,777

(0.14)	$10.27	0.51%	0.56%	0.42% (c)	1.33%	36%	$607
(0.12)	$10.36	0.51%	0.62%	0.45% (c)	1.15%	46%	$1,041
(0.09)	$10.43	1.09%	0.64%	0.47% (c)	0.89%	37%	$544
(0.11)	$10.41	0.47%	0.65%	0.48% (c)	1.04%	28%	$568
(0.12)	$10.47	0.53%	0.64%	0.48% (c)	1.19%	31%	$85

(0.04)	$10.25	(0.59%)	1.56%	1.42% (c)	0.33%	36%	$10,327
(0.02)	$10.35	(0.48%)	1.61%	1.46% (c)	0.11%	46%	$14,630
(0.00) (d)	$10.42	0.00% (d)	1.64%	1.47% (c)	(0.10%)	37%	$19,074
(0.00) (d)	$10.42	(0.53%)	1.64%	1.48% (c)	0.04%	28%	$21,184
(0.02)	$10.48	(0.38%)	1.64%	1.48% (c)	0.19%	31%	$24,424

(0.14)	$10.26	0.40%	0.58%	0.44% (c)	1.21%	36%	$112,699
(0.12)	$10.36	0.51%	0.61%	0.46% (c)	1.11%	46%	$1,366,779
(0.09)	$10.43	0.99%	0.64%	0.47% (c)	0.89%	37%	$1,623,807
(0.11)	$10.42	0.47%	0.64%	0.48% (c)	1.04%	28%	$1,699,650
(0.13)	$10.48	0.62%	0.64%	0.48% (c)	1.19%	31%	$1,822,976

(0.15)	$10.26	0.55%	0.51%	0.37%	1.41%	36%	$18,813
(0.13)	$10.35	0.61%	0.50%	0.36%	1.21%	46%	$14,452
(0.10)	$10.42	1.10%	0.49%	0.37%	1.00%	37%	$22,159
(0.12)	$10.41	0.57%	0.49%	0.38%	1.14%	28%	$15,024
(0.14)	$10.47	0.67%	0.48%	0.37%	1.31%	31%	$23,173
Columbia Short Term Municipal Bond Fund | Annual Report 2018	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Institutional 3 Class
Year Ended 4/30/2018	$10.36	0.15	(0.11)	0.04	(0.15)
Year Ended 4/30/2017(e)	$10.35	0.02	0.01 (f)	0.03	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$10.25	0.41%	0.46%	0.33%	1.50%	36%	$911,594
(0.02)	$10.36	0.33%	0.50% (g)	0.31% (g)	1.42% (g)	46%	$10
Columbia Short Term Municipal Bond Fund | Annual Report 2018	33

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.50% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
34	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund
Columbia Short Term Municipal Bond Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
April 30, 2018
and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
36	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	39,865
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	1,687,205

*	Based on the ending daily outstanding amounts for the year ended April 30, 2018.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
April 30, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.42% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
38	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class B	0.04 (a)
Class C	0.11
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Short Term Municipal Bond Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
April 30, 2018
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	21,994
Class C	358
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.67%	0.70%
Advisor Class	0.42	0.45
Class C	1.42	1.45
Institutional Class	0.42	0.45
Institutional 2 Class	0.39	0.36
Institutional 3 Class	0.33	0.31
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
40	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	602,849	(602,849)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	18,496,981	—	18,496,981	—	19,087,657	—	19,087,657
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	2,394,621	—	(2,190,037)	(10,742,417)
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,153,361,837	438,349	(11,180,766)	(10,742,417)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	690,134	1,499,903	2,190,037	—	602,849	—
Columbia Short Term Municipal Bond Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
April 30, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $417,253,284 and $730,409,204, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
New York geographic concentration risk
To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in such state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to
42	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects. Because the Fund invests significantly in municipal securities issued by the State of New York and its political sub-divisions, the Fund will be particularly affected by any such changes in or otherwise impacting New York and its political sub-divisions.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Short Term Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short Term Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
| Annual Report 2018	45

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
46	Columbia Short Term Municipal Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Short Term Municipal Bond Fund | Annual Report 2018	47

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
48	Columbia Short Term Municipal Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Short Term Municipal Bond Fund | Annual Report 2018	49

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
50	Columbia Short Term Municipal Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Short Term Municipal Bond Fund | Annual Report 2018	51

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Columbia Short Term Municipal Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN223_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free Virginia Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Virginia individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Co-Portfolio Manager
Managed Fund since 2016
Deborah Vargo
Co-Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/05/89	-0.39	1.07	2.93
	Including sales charges		-3.35	0.45	2.61
Advisor Class*		03/19/13	-0.14	1.36	3.19
Class C	Excluding sales charges	06/17/92	-1.13	0.34	2.17
	Including sales charges		-2.10	0.34	2.17
Institutional Class		09/20/89	-0.15	1.32	3.18
Institutional 3 Class*		03/01/17	-0.13	1.35	3.20
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.87	2.10	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class Y and Class Z shares were renamed Advisor Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Virginia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2018)
AAA rating	16.1
AA rating	56.2
A rating	12.6
BBB rating	9.4
B rating	0.6
Not rated	5.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned -0.39% excluding sales charges. Institutional Class shares of the Fund returned -0.15%. During the same time period, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.87%. The higher quality bias of Virginia’s municipal market caused it to lag the national benchmark, which translated to underperformance for the Fund.
Market overview
The national municipal bond market posted a small gain in the 12-month period, as the contribution from income helped offset a moderate decline in prices. The period began on a positive note, reflecting the ongoing rebound from the post-election sell-off of late 2016. During this time, prices were supported by a generally positive tone to the financial markets, muted concerns about U.S. Federal Reserve (Fed) policy and a favorable balance of supply and demand stemming from strong mutual fund inflows and lower new issuance. Although unfunded pension liabilities and budgetary stress among notable issuers such as Illinois, New Jersey, Pennsylvania, Connecticut and Kentucky persisted, overall credit conditions for municipal bonds remained on sound footing. In addition, Illinois passed a budget for the first time in two years in July 2017, preventing the state from being downgraded to a below investment-grade rating. The passage of Illinois’ budget took some risk out of the broader market, providing additional support for prices through the middle of 2017.
The market landscape became more challenging in the autumn after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code. The initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt, and it stripped private activity bonds (PABs) of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally as investors anticipated a dramatic reduction in future supply. However, municipalities responded to the proposed tax bill by pulling forward an estimated $35 billion of new bond issuance into December in an effort to beat any negative consequences from the potential changes. Fourth-quarter supply therefore jumped to the highest level in history, weighing on prices. The final bill, signed into law on December 22, spared PABs and only marginally reduced top personal tax rates.
Municipal bonds nevertheless remained under pressure in early 2018 as expectations for higher inflation weighed heavily on all segments of the fixed-income market. Investors worried that the introduction of fiscal stimulus, coming at a time when the economy appeared to be operating near full capacity, would force the Fed to raise interest rates further and faster than expected in order to tame inflation. The 10-year U.S. Treasury yield rose sharply during the first half of the quarter as a result, and municipal yields followed suit. Tax reform lessened the value proposition of municipals for banks and insurance companies, leading some to reduce their holdings of municipal bonds, but this potential headwind was offset by a sharp reduction in supply stemming from the surge of new issuance in December. This factor, together with a slowing rate of increase Treasury yields late in the period, helped stabilize the municipal bond market in March and April. Still, the broad-based national indexes closed roughly flat for the full 12 months due to the earlier sell-off. Lower quality bonds outpaced higher quality issues, reflecting investors’ ongoing search for yield.
Virginia’s municipal market lagged
The Virginia intermediate municipal market significantly underperformed its national peers. Forty percent of the Virginia intermediate index is comprised of high-quality local general obligation and pooled/bank obligation debt, which trailed the national market as a whole. Virginia — one of the highest-quality municipal markets in the country — has relatively few lower investment-grade bonds, which prevented it from participating in the outperformance of A and BBB rated securities. The timing of issuance also contributed to Virginia’s underperformance, as many of the worst-performing bonds came to market in 2017 just before interest rates spiked in response to tax reform. Virginia enjoys very strong demand for its municipal bonds, however, with its new issuance consistently experiencing strong subscriptions. On the economic front, the Commonwealth continues to experience positive growth, but at a lower level than the national average since an unfavorable industry mix has translated to a sluggish employment market.
Contributors and detractors
The Fund benefited from its overweight allocation to hospital issues, the top-performing revenue sector in the period. It also experienced strong performance from its holdings in bonds issued by jail authorities, an essential service for state and local governments. The Fund’s longer maturity water and sewer positions also outpaced the national benchmark, aiding relative performance.
4	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund’s exposure to higher quality, shorter maturity pooled/bond bank obligations and local general obligations (which are rated AA+ on average) detracted from performance, as did its allocation to pre-refunded issues. In total, these categories made up over 30% of the portfolio. The poor performance of the Fund’s holdings in general obligations was partially a result of the timing of certain purchases. Holdings we added in early September (near the low in U.S. Treasury yields) produced disappointing returns, as did those we purchased near the end of 2017.
Fund positioning
Our targeted strategy remained largely unchanged during the period. Given the limited number of opportunities to buy higher yielding, lower rated investment-grade issues in Virginia, we sought to purchase bonds with higher coupons in order to generate additional income. We targeted a neutral duration profile — i.e., an interest-rate sensitivity in line with the benchmark — in order to maintain a balanced stance within the portfolio. The Fund’s positioning continues to reflect our expectation for gradual Fed tightening and a flattening bias to the yield curve.
At the period’s end, we continued to monitor credit conditions given Virginia’s below-average growth and lower reserves. The Commonwealth has typically built up its reserves during periods of positive growth in the past, which may indicate a reduced capacity to respond to economic challenges in the future. When investing in local communities, we continued to focus on those with robust economies, stable growth in their tax bases, manageable debt and pension liabilities, and strong reserve levels that are driven by consistent financial performance.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically-diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	983.80	1,020.78	3.98	4.06	0.81
Advisor Class	1,000.00	1,000.00	985.10	1,022.02	2.76	2.81	0.56
Class C	1,000.00	1,000.00	981.10	1,017.06	7.66	7.80	1.56
Institutional Class	1,000.00	1,000.00	986.00	1,022.02	2.76	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	985.50	1,022.41	2.36	2.41	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.2%
Virginia College Building Authority(a),(b)
Revenue Bonds
University of Richmond Project
Series 2009 (Wells Fargo Bank)
11/01/2036	1.540%	2,000,000	2,000,000
Total Floating Rate Notes (Cost $2,000,000)			2,000,000

Municipal Bonds 97.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 8.1%
Capital Region Airport Commission
Refunding Revenue Bonds
Series 2016A
07/01/2034	4.000%	1,125,000	1,171,913
Metropolitan Washington Airports Authority
Refunding Revenue Bonds
Series 2010F-1
10/01/2021	5.000%	1,000,000	1,097,120
Revenue Bonds
Series 2009B
10/01/2021	5.000%	2,500,000	2,608,650
Series 2009C
10/01/2023	5.000%	3,000,000	3,039,330
Series 2010A
10/01/2023	5.000%	2,475,000	2,646,047
10/01/2027	5.000%	1,515,000	1,615,641
Norfolk Airport Authority
Refunding Revenue Bonds
Series 2011 (AGM)
07/01/2024	5.000%	1,000,000	1,080,630
Total			13,259,331
Higher Education 9.9%
Amherst Industrial Development Authority
Refunding Revenue Bonds
Educational Facilities Sweet Briar Institute
Series 2006
09/01/2026	5.000%	1,000,000	943,240
Lexington Industrial Development Authority
Revenue Bonds
VMI Development Board, Inc. Project
Series 2006A
12/01/2020	5.000%	1,400,000	1,506,204
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia College Building Authority
Refunding Revenue Bonds
University of Richmond Project
Series 2011A
03/01/2022	5.000%	1,245,000	1,344,388
Series 2011B
03/01/2021	5.000%	2,250,000	2,432,205
Revenue Bonds
Liberty University Projects
Series 2010
03/01/2022	5.000%	1,455,000	1,532,493
03/01/2023	5.000%	2,000,000	2,106,520
Washington & Lee University Project
Series 1998 (NPFGC)
01/01/2026	5.250%	3,115,000	3,525,931
Virginia Polytechnic Institute & State University
Revenue Bonds
General Dorm and Dining Hall
Series 2015A
06/01/2027	4.000%	2,650,000	2,863,537
Total			16,254,518
Hospital 10.9%
Fairfax County Industrial Development Authority
Refunding Revenue Bonds
Inova Health System Project
Series 1993I (NPFGC)
08/15/2019	5.250%	530,000	542,943
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
MediCorp Health Systems Obligation
Series 2007
06/15/2020	5.250%	4,000,000	4,239,200
Norfolk Economic Development Authority
Refunding Revenue Bonds
Sentara Healthcare
Series 2012B
11/01/2027	5.000%	1,735,000	1,930,916
Roanoke Economic Development Authority
Refunding Revenue Bonds
Carilion Clinic Obligation Group
Series 2010
07/01/2025	5.000%	3,500,000	3,720,430
Revenue Bonds
Carilion Clinic Obligation Group
Series 2012
07/01/2022	5.000%	2,000,000	2,214,860
07/01/2023	5.000%	1,000,000	1,096,590
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Stafford County Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare
Series 2016
06/15/2030	5.000%	1,300,000	1,447,420
06/15/2033	5.000%	200,000	220,294
06/15/2035	5.000%	1,000,000	1,093,350
Winchester Economic Development Authority
Refunding Revenue Bonds
Valley Health System Obligation Group
Series 2015
01/01/2032	5.000%	1,250,000	1,403,600
Total			17,909,603
Investor Owned 1.3%
Chesterfield County Economic Development Authority
Refunding Revenue Bonds
Virginia Electric & Power Co.
Series 2009A
05/01/2023	5.000%	2,000,000	2,065,180
Local Appropriation 4.8%
Appomattox County Economic Development Authority
Unrefunded Revenue Bonds
Series 2010
05/01/2022	5.000%	175,000	183,717
Arlington County Industrial Development Authority
Refunding Revenue Bonds
Series 2017
02/15/2029	5.000%	1,000,000	1,176,080
Fairfax County Economic Development Authority
Revenue Bonds
Metrorail Parking Systems
Series 2017
04/01/2033	5.000%	745,000	860,132
Six Public Facilities Projects
Series 2010
04/01/2024	4.000%	1,000,000	1,017,190
Loudoun County Economic Development Authority
Revenue Bonds
Roads & Public Facilities Project
Series 2015
12/01/2025	5.000%	3,000,000	3,510,420
Series 2015
12/01/2028	5.000%	1,035,000	1,181,639
Total			7,929,178
Local General Obligation 10.3%
City of Alexandria Virginia
Unlimited General Obligation Refunding Bonds
Series 2017C
07/01/2030	4.000%	1,000,000	1,097,220
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Lynchburg Virginia
Unlimited General Obligation Refunding Bonds
Series 2017
08/01/2029	4.000%	840,000	912,316
City of Newport News
Unlimited General Obligation Refunding & Improvement Bonds
Water
Series 2007B
07/01/2020	5.250%	2,000,000	2,139,120
Unlimited General Obligation Refunding Bonds
Series 2016A
08/01/2031	5.000%	1,000,000	1,164,970
City of Norfolk
Unlimited General Obligation Refunding Bonds
Series 2017C
09/01/2033	4.000%	1,380,000	1,455,596
City of Richmond
Unlimited General Obligation Bonds
Public Improvement
Series 2015B
03/01/2028	4.000%	2,000,000	2,148,200
Unlimited General Obligation Refunding Bonds
Series 2017B
07/15/2029	4.000%	2,000,000	2,205,400
Series 2017D
03/01/2028	5.000%	1,250,000	1,502,713
City of Suffolk
Unlimited General Obligation Refunding Bonds
Series 2014
02/01/2029	4.000%	2,000,000	2,139,680
County of Arlington
Unlimited General Obligation Bonds
Series 2017
08/15/2034	4.000%	2,000,000	2,125,920
Total			16,891,135
Other Bond Issue 4.3%
Montgomery County Economic Development Authority
Refunding Revenue Bonds
Virginia Tech Foundation
Series 2017A
06/01/2029	5.000%	200,000	236,468
Rappahannock Regional Jail Authority
Refunding Revenue Bonds
Series 2015
10/01/2030	5.000%	1,725,000	1,977,437
Riverside Regional Jail Authority
Refunding Revenue Bonds
Series 2015
07/01/2028	5.000%	2,685,000	3,082,836

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Regional Jail Authority
Refunding Revenue Bonds
Series 2015
12/01/2027	5.000%	1,500,000	1,738,380
Total			7,035,121
Pool / Bond Bank 11.1%
Virginia College Building Authority
Refunding Revenue Bonds
Series 2016A
09/01/2033	3.000%	500,000	470,995
Virginia Public School Authority
Refunding Revenue Bonds
School Financing
Series 2009C
08/01/2025	4.000%	1,250,000	1,281,700
Virginia Resources Authority
Refunding Revenue Bonds
Revolving Fund
Series 2011A
08/01/2024	5.000%	1,395,000	1,518,555
Series 2015
10/01/2027	5.000%	1,500,000	1,755,630
State Revolving Fund
Subordinated Series 2005
10/01/2020	5.500%	3,500,000	3,794,980
10/01/2021	5.500%	6,475,000	7,207,776
Virginia Infrastructure Pooled
Series 2017F
11/01/2034	4.000%	1,000,000	1,064,230
Revenue Bonds
Virginia Pooled Financing Program
Series 2016S
11/01/2033	4.000%	1,000,000	1,066,010
Total			18,159,876
Refunded / Escrowed 11.6%
Appomattox County Economic Development Authority
Prerefunded 05/01/20 Revenue Bonds
Series 2010
05/01/2022	5.000%	1,315,000	1,391,059
Chesapeake Bay Bridge & Tunnel District
Refunding Revenue Bonds
General Resolution
Series 1998 Escrowed to Maturity (NPFGC)
07/01/2025	5.500%	4,000,000	4,675,080
City of Richmond
Prerefunded 07/15/20 Unlimited General Obligation Public Improvement Bonds
Series 2010D
07/15/2024	5.000%	1,000,000	1,064,750
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Fairfax
Prerefunded 04/01/21 Unlimited General Obligation Refunding Bonds
Public Improvement
Series 2011A
04/01/2024	4.000%	2,000,000	2,109,740
County of Pittsylvania
Prerefunded 02/01/19 Unlimited General Obligation Bonds
Series 2008B
02/01/2023	5.500%	1,030,000	1,058,521
County of Smyth
Prerefunded 11/01/21 Unlimited General Obligation Bonds
Public Improvement
Series 2011A
11/01/2031	5.000%	4,000,000	4,377,840
Fairfax County Industrial Development Authority
Prerefunded 05/15/19 Revenue Bonds
Inova Health System Project
Series 2009C
05/15/2025	5.000%	1,000,000	1,032,170
Virginia Commonwealth Transportation Board
Prerefunded 05/15/22 Revenue Bonds
Capital Projects
Series 2012
05/15/2029	5.000%	3,000,000	3,331,290
Total			19,040,450
Retirement Communities 2.7%
Albermarle County Economic Development Authority
Revenue Bonds
Westminster-Canterbury of the Blue Ridge
Series 2012
01/01/2032	4.625%	2,000,000	2,034,720
Hanover County Economic Development Authority
Revenue Bonds
Covenant Woods
Series 2012A
07/01/2022	4.000%	975,000	1,000,428
Henrico County Economic Development Authority
Refunding Revenue Bonds
Westminster-Canterbury Corp.
Series 2015
10/01/2035	4.000%	1,320,000	1,327,814
Total			4,362,962
Sales Tax 1.4%
Northern Virginia Transportation Authority
Revenue Bonds
Series 2014
06/01/2032	5.000%	2,000,000	2,257,520

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 2.8%
Greater Richmond Convention Center Authority
Refunding Revenue Bonds
Series 2015
06/15/2029	5.000%	1,350,000	1,529,280
06/15/2030	5.000%	1,540,000	1,739,230
Hampton Roads Transportation Accountability Commission
Revenue Bonds
Senior Lien Hampton Roads Transportation Fund
Series 2018A
07/01/2032	5.000%	1,150,000	1,358,598
Total			4,627,108
Special Property Tax 3.6%
Dulles Town Center Community Development Authority
Refunding Special Assessment Bonds
Dulles Town Center Project
Series 2012
03/01/2023	4.000%	1,000,000	995,610
Fairfax County Economic Development Authority
Refunding Special Tax Bonds
Silver Line Phase I Project
Series 2016
04/01/2031	4.000%	1,000,000	1,065,600
04/01/2032	4.000%	1,000,000	1,059,110
Marquis Community Development Authority of York County(c),(d)
Revenue Bonds
Convertible
Series 2015
09/01/2045	0.000%	644,000	451,818
Marquis Community Development Authority of York County
Tax Allocation Bonds
Series 2007B
09/01/2041	5.625%	2,084,000	1,454,111
Marquis Community Development Authority of York County(d)
Tax Allocation Bonds
Series 2007C
09/01/2041	0.000%	3,164,000	159,276
Virginia Gateway Community Development Authority
Refunding Special Assessment Bonds
Series 2012
03/01/2025	5.000%	690,000	704,407
Total			5,889,932
State Appropriated 1.9%
Virginia College Building Authority
Revenue Bonds
21st Century College Program
Series 2017
02/01/2034	4.000%	1,500,000	1,581,495
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Public Building Authority(e)
Revenue Bonds
Series 2018A
08/01/2035	4.000%	1,500,000	1,577,160
Total			3,158,655
Transportation 5.0%
Virginia Commonwealth Transportation Board
Refunding Revenue Bonds
GARVEE Notes
Series 2017
03/15/2028	5.000%	2,000,000	2,389,460
Revenue Bonds
Series 2016
05/15/2030	4.000%	500,000	535,465
Washington Metropolitan Area Transit Authority
Refunding Revenue Bonds
Series 2017A-1
07/01/2029	5.000%	2,500,000	2,950,600
Revenue Bonds
Series 2017B
07/01/2034	5.000%	2,000,000	2,309,660
Total			8,185,185
Turnpike / Bridge / Toll Road 3.9%
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Senior Series 2012A
07/15/2023	5.000%	1,025,000	1,145,694
07/15/2027	5.000%	1,000,000	1,089,520
Metropolitan Washington Airports Authority Dulles Toll Road(d)
Revenue Bonds
Capital Appreciation-2nd Senior Lien
Series 2009B (AGM)
10/01/2023	0.000%	5,000,000	4,192,500
Total			6,427,714
Water & Sewer 3.6%
County of Fairfax Sewer
Refunding Revenue Bonds
Series 2016A
07/15/2030	5.000%	1,000,000	1,175,420
Fairfax County Water Authority
Refunding Revenue Bonds
Series 2017
04/01/2029	5.000%	2,000,000	2,388,440

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hampton Roads Sanitation District
Refunding Subordinated Revenue Bonds
Series 2016A
08/01/2031	5.000%	2,000,000	2,329,940
Total			5,893,800
Total Municipal Bonds (Cost $157,407,890)			159,347,268
Total Investments in Securities (Cost: $159,407,890)	161,347,268
Other Assets & Liabilities, Net	2,574,189
Net Assets	163,921,457

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2018.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $451,818, which represents 0.28% of net assets.
(d)	Zero coupon bond.
(e)	Represents a security purchased on a when-issued basis.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,000,000	—	2,000,000
Municipal Bonds	—	159,347,268	—	159,347,268
Total Investments in Securities	—	161,347,268	—	161,347,268
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $159,407,890)	$161,347,268
Cash	3,023,826
Receivable for:
Capital shares sold	192,331
Interest	1,813,976
Expense reimbursement due from Investment Manager	1,004
Prepaid expenses	642
Total assets	166,379,047
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,597,185
Capital shares purchased	302,339
Distributions to shareholders	390,534
Management services fees	6,334
Distribution and/or service fees	868
Transfer agent fees	6,190
Compensation of board members	117,455
Other expenses	36,685
Total liabilities	2,457,590
Net assets applicable to outstanding capital stock	$163,921,457
Represented by
Paid in capital	161,267,237
Undistributed net investment income	122,052
Accumulated net realized gain	592,790
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,939,378
Total - representing net assets applicable to outstanding capital stock	$163,921,457
Class A
Net assets	$27,005,187
Shares outstanding	2,587,343
Net asset value per share	$10.44
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.76
Advisor Class
Net assets	$1,822,531
Shares outstanding	174,628
Net asset value per share	$10.44
Class C
Net assets	$3,823,741
Shares outstanding	366,055
Net asset value per share	$10.45
Institutional Class
Net assets	$29,199,487
Shares outstanding	2,798,042
Net asset value per share	$10.44
Institutional 3 Class
Net assets	$102,070,511
Shares outstanding	9,757,072
Net asset value per share	$10.46
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	13

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Interest	$6,237,456
Total income	6,237,456
Expenses:
Management services fees	874,358
Distribution and/or service fees
Class A	70,776
Class B	27
Class C	44,489
Transfer agent fees
Class A	31,246
Advisor Class	1,783
Class B	4
Class C	4,927
Institutional Class	94,587
Institutional 3 Class	6,340
Compensation of board members	25,155
Custodian fees	2,427
Printing and postage fees	11,332
Registration fees	13,853
Audit fees	31,520
Legal fees	8,737
Compensation of chief compliance officer	40
Other	12,289
Total expenses	1,233,890
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(143,250)
Expense reduction	(20)
Total net expenses	1,090,620
Net investment income	5,146,836
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,166,822
Net realized gain	1,166,822
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,380,720)
Net change in unrealized appreciation (depreciation)	(6,380,720)
Net realized and unrealized loss	(5,213,898)
Net decrease in net assets resulting from operations	$(67,062)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$5,146,836	$5,860,854
Net realized gain (loss)	1,166,822	(8,421)
Net change in unrealized appreciation (depreciation)	(6,380,720)	(7,110,868)
Net decrease in net assets resulting from operations	(67,062)	(1,258,435)
Distributions to shareholders
Net investment income
Class A	(739,090)	(1,058,469)
Advisor Class	(48,373)	(19,024)
Class B	(47)	(201)
Class C	(82,833)	(101,500)
Institutional Class	(2,041,523)	(4,995,471)
Institutional 3 Class	(2,354,809)	(52)
Net realized gains
Class A	(78,523)	(127,621)
Advisor Class	(5,862)	(2,336)
Class B	—	(31)
Class C	(12,565)	(17,010)
Institutional Class	(93,227)	(537,963)
Institutional 3 Class	(313,338)	—
Total distributions to shareholders	(5,770,190)	(6,859,678)
Decrease in net assets from capital stock activity	(26,032,570)	(17,471,019)
Total decrease in net assets	(31,869,822)	(25,589,132)
Net assets at beginning of year	195,791,279	221,380,411
Net assets at end of year	$163,921,457	$195,791,279
Undistributed net investment income	$122,052	$241,891

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	414,444	4,441,045	666,139	7,246,638
Distributions reinvested	44,301	473,707	68,544	747,740
Redemptions	(481,634)	(5,156,319)	(1,884,374)	(20,270,581)
Net decrease	(22,889)	(241,567)	(1,149,691)	(12,276,203)
Advisor Class
Subscriptions	150,640	1,624,026	96,413	1,047,662
Distributions reinvested	5,035	53,729	1,929	21,033
Redemptions	(56,357)	(596,030)	(68,313)	(726,973)
Net increase	99,318	1,081,725	30,029	341,722
Class B
Subscriptions	—	—	1	6
Redemptions	(904)	(9,878)	(60)	(637)
Net decrease	(904)	(9,878)	(59)	(631)
Class C
Subscriptions	76,389	821,561	111,239	1,234,219
Distributions reinvested	7,590	81,268	8,573	93,363
Redemptions	(175,272)	(1,881,579)	(122,031)	(1,330,962)
Net decrease	(91,293)	(978,750)	(2,219)	(3,380)
Institutional Class
Subscriptions	795,350	8,556,321	3,794,757	41,194,146
Distributions reinvested	72,645	777,323	50,579	550,870
Redemptions	(13,068,801)	(141,811,119)	(4,379,904)	(47,287,543)
Net decrease	(12,200,806)	(132,477,475)	(534,568)	(5,542,527)
Institutional 3 Class
Subscriptions	12,736,917	138,439,858	930	10,000
Distributions reinvested	5,105	54,205	—	—
Redemptions	(2,985,880)	(31,900,688)	—	—
Net increase	9,756,142	106,593,375	930	10,000
Total net decrease	(2,460,432)	(26,032,570)	(1,655,578)	(17,471,019)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

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Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$10.79	0.27	(0.31)	(0.04)	(0.28)	(0.03)
Year Ended 4/30/2017	$11.18	0.28	(0.34)	(0.06)	(0.30)	(0.03)
Year Ended 4/30/2016	$11.13	0.30	0.10	0.40	(0.32)	(0.03)
Year Ended 4/30/2015	$11.09	0.31	0.04	0.35	(0.31)	(0.00) (d)
Year Ended 4/30/2014	$11.54	0.32	(0.39)	(0.07)	(0.31)	(0.07)
Advisor Class
Year Ended 4/30/2018	$10.79	0.30	(0.31)	(0.01)	(0.31)	(0.03)
Year Ended 4/30/2017	$11.18	0.31	(0.34)	(0.03)	(0.33)	(0.03)
Year Ended 4/30/2016	$11.12	0.33	0.11	0.44	(0.35)	(0.03)
Year Ended 4/30/2015	$11.08	0.34	0.04	0.38	(0.34)	(0.00) (d)
Year Ended 4/30/2014	$11.52	0.35	(0.38)	(0.03)	(0.34)	(0.07)
Class C
Year Ended 4/30/2018	$10.80	0.19	(0.31)	(0.12)	(0.20)	(0.03)
Year Ended 4/30/2017	$11.19	0.20	(0.34)	(0.14)	(0.22)	(0.03)
Year Ended 4/30/2016	$11.13	0.22	0.10	0.32	(0.23)	(0.03)
Year Ended 4/30/2015	$11.10	0.23	0.03	0.26	(0.23)	(0.00) (d)
Year Ended 4/30/2014	$11.54	0.23	(0.37)	(0.14)	(0.23)	(0.07)
Institutional Class
Year Ended 4/30/2018	$10.79	0.30	(0.31)	(0.01)	(0.31)	(0.03)
Year Ended 4/30/2017	$11.18	0.31	(0.34)	(0.03)	(0.33)	(0.03)
Year Ended 4/30/2016	$11.13	0.33	0.10	0.43	(0.35)	(0.03)
Year Ended 4/30/2015	$11.09	0.34	0.04	0.38	(0.34)	(0.00) (d)
Year Ended 4/30/2014	$11.54	0.34	(0.38)	(0.04)	(0.34)	(0.07)
Institutional 3 Class
Year Ended 4/30/2018	$10.82	0.31	(0.32)	(0.01)	(0.32)	(0.03)
Year Ended 4/30/2017(e)	$10.75	0.05	0.08 (f)	0.13	(0.06)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.31)	$10.44	(0.39%)	0.89%	0.81% (c)	2.55%	14%	$27,005
(0.33)	$10.79	(0.51%)	0.95%	0.81%	2.56%	7%	$28,168
(0.35)	$11.18	3.65%	0.96%	0.81% (c)	2.72%	12%	$42,046
(0.31)	$11.13	3.21%	0.97%	0.81% (c)	2.79%	9%	$47,324
(0.38)	$11.09	(0.51%)	0.97%	0.81% (c)	2.86%	2%	$47,113

(0.34)	$10.44	(0.14%)	0.63%	0.56% (c)	2.80%	14%	$1,823
(0.36)	$10.79	(0.26%)	0.70%	0.56%	2.81%	7%	$812
(0.38)	$11.18	4.00%	0.72%	0.56% (c)	2.97%	12%	$506
(0.34)	$11.12	3.47%	0.72%	0.56% (c)	3.06%	9%	$656
(0.41)	$11.08	(0.19%)	0.72%	0.56% (c)	3.18%	2%	$77

(0.23)	$10.45	(1.13%)	1.64%	1.56% (c)	1.79%	14%	$3,824
(0.25)	$10.80	(1.25%)	1.70%	1.56%	1.82%	7%	$4,938
(0.26)	$11.19	2.97%	1.72%	1.56% (c)	1.97%	12%	$5,141
(0.23)	$11.13	2.35%	1.72%	1.56% (c)	2.03%	9%	$4,419
(0.30)	$11.10	(1.16%)	1.72%	1.56% (c)	2.11%	2%	$4,044

(0.34)	$10.44	(0.15%)	0.65%	0.56% (c)	2.76%	14%	$29,199
(0.36)	$10.79	(0.26%)	0.70%	0.56%	2.82%	7%	$161,853
(0.38)	$11.18	3.91%	0.71%	0.56% (c)	2.97%	12%	$173,677
(0.34)	$11.13	3.47%	0.72%	0.56% (c)	3.04%	9%	$171,775
(0.41)	$11.09	(0.26%)	0.72%	0.56% (c)	3.09%	2%	$177,502

(0.35)	$10.46	(0.13%)	0.54%	0.48%	2.91%	14%	$102,071
(0.06)	$10.82	1.17%	0.55% (g)	0.42% (g)	3.04% (g)	7%	$10
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	19

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
20	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
April 30, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
22	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. Prior to August 1, 2017, the limitation was 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class B	0.04 (a)
Class C	0.11
Institutional Class	0.13
Institutional 3 Class	0.01

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
April 30, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	25,809
Class C	36
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.48	0.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
41,955	5,224,720	503,515	5,770,190	40,043	6,134,674	684,961	6,859,678
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
24	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	628,937	592,790	—	1,939,378
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
159,407,890	4,730,770	(2,791,392)	1,939,378
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $24,547,681 and $48,715,238, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
April 30, 2018
assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 69.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Virginia Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend	Exempt- interest dividends
$1,151,120	99.20%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
28	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
32	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018	33

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
34	Columbia AMT-Free Virginia Intermediate Muni Bond Fund | Annual Report 2018

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Columbia AMT-Free Virginia Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN239_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and South Carolina individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Co-Portfolio Manager
Managed Fund since 2016
Deborah Vargo
Co-Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/05/92	0.43	1.21	3.11
	Including sales charges		-2.54	0.59	2.80
Advisor Class*		03/19/13	0.78	1.49	3.37
Class C	Excluding sales charges	06/17/92	-0.32	0.46	2.33
	Including sales charges		-1.30	0.46	2.33
Institutional Class		01/06/92	0.68	1.47	3.36
Institutional 3 Class*		03/01/17	0.91	1.51	3.38
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.87	2.10	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class Y and Class Z shares were renamed Advisor Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2018)
AAA rating	3.9
AA rating	32.4
A rating	59.8
BBB rating	1.6
BB rating	0.9
Not rated	1.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 0.43% excluding sales charges. Institutional shares of the Fund returned 0.68%. During the same time period, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.87%. South Carolina’s municipal market delivered a modest gain thanks to a favorable economic backdrop and supportive credit conditions.
Market overview
The national municipal bond market posted a small gain in the 12-month period, as the contribution from income helped offset a moderate decline in prices. The period began on a positive note, reflecting the ongoing rebound from the post-election sell-off of late 2016. During this time, prices were supported by a generally positive tone to the financial markets, muted concerns about U.S. Federal Reserve (Fed) policy and a favorable balance of supply and demand stemming from strong mutual fund inflows and lower new issuance. Although unfunded pension liabilities and budgetary stress among notable issuers such as Illinois, New Jersey, Pennsylvania, Connecticut and Kentucky persisted, overall credit conditions for municipal bonds remained on a sound footing. In addition, Illinois passed a budget for the first time in two years in July 2017, preventing the state from being downgraded to a below investment-grade rating. The passage of Illinois’ budget took some risk out of the broader market, providing additional support for prices through the middle of 2017.
The market landscape became more challenging in the autumn after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code. The initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt, and it stripped private activity bonds (PABs) of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally as investors anticipated a dramatic reduction in future supply. However, municipalities responded to the proposed tax bill by pulling forward an estimated $35 billion of new bond issuance into December in an effort to beat any negative consequences from the potential changes. Fourth-quarter supply therefore jumped to the highest level in history, weighing on prices. The final bill, signed into law on December 22, spared PABs and only marginally reduced top personal tax rates.
Municipal bonds nevertheless remained under pressure in early 2018 as expectations for higher inflation weighed heavily on all segments of the fixed-income market. Investors worried that the introduction of fiscal stimulus, coming at a time when the economy appeared to be operating near full capacity, would force the Fed to raise interest rates further and faster than expected in order to tame inflation. The 10-year U.S. Treasury yield rose sharply during the first half of the quarter as a result, and municipal yields followed suit. Tax reform lessened the value proposition of municipals for banks and insurance companies, leading some to reduce their holdings of municipal bonds, but this potential headwind was offset by a sharp reduction in supply stemming from the surge of new issuance in December. This factor, together with a slowing rate of increase in Treasury yields late in the period, helped stabilize the municipal bond market in March and April. Still, the broad-based national indexes closed roughly flat for the full 12 months due to the earlier sell-off. Lower quality bonds outpaced higher quality issues, reflecting investors’ ongoing search for yield.
South Carolina’s robust economy contributed to positive market performance
South Carolina experienced healthy growth relative to the nation as a whole, which continued a trend that has been in place for several years. Strength in the auto, manufacturing and healthcare industries has helped keep the unemployment rate below 4%, which in turn has fueled gains in the housing market. In addition, the state has benefited from positive population trends due to healthy in-migration.
The South Carolina intermediate municipal market outperformed the national intermediate market. The majority of strong performance came from bonds related to the South Carolina Public Service Authority (Santee Cooper) and its project to develop nuclear power plants. Santee Cooper and Piedmont Municipal Power Agency, which combine to make up roughly 30% of the state’s intermediate index, outpaced the national market by a wide margin after concerns about the nuclear project subsided. The hospital sector, which has an average rating of single A, also performed well due to investors’ preference for higher yielding, lower quality securities within the investment-grade segment.
4	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Contributors and detractors
The Fund benefited from the strong returns of the A rated public power, hospital and local appropriation sectors. Positions in longer maturity local appropriation issues were particularly important for relative performance, as it was the Fund’s largest sector weighting. The South Carolina municipal market presents an abundance of opportunities to invest in local appropriation issues, as they are a common component of municipal financing in the state.
The Fund’s allocation to shorter maturity, transportation-related issues was one of the few drags on performance. These positions, which mature in four years on average, lagged due to the general underperformance of bonds in the two- to eight-year maturity range. The Fund has one local appropriation position in the BBB underlying rating category. While the position outperformed the national index as a whole, it lagged similarly rated securities at the national level due to the robust performance of Illinois and New Jersey.
Fund positioning
Our strategy was largely unchanged during the period. We retained an overweight in A and BBB rated securities, as we did not anticipate a dramatic widening of yield spreads versus higher quality debt. However, given that spreads are very tight for lower rated investment-grade issues, we remained on the lookout for opportunities to increase the portfolio’s credit quality when reinvesting the proceeds of maturing securities. We targeted a neutral duration profile — i.e., an interest-rate sensitivity in line with the benchmark — in order to maintain a balanced stance within the portfolio. The Fund’s positioning continues to reflect our expectation for gradual Fed tightening and a flattening bias to the yield curve.
At period end, we believed South Carolina’s credit profile was generally stable. While the state economy had recovered well, it may be somewhat hampered in the long run by generally weaker demographics (including below-average per capita income and low educational attainment) and a focus on low-value-added manufacturing, which tends to be economically sensitive. The manufacturing base could also be affected to the extent federal trade policy influences exports. While the state’s financial position was very strong and its debt was modest, pension and other post-employment benefits liabilities remained a potential long-term funding pressure.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	987.00	1,020.78	3.99	4.06	0.81
Advisor Class	1,000.00	1,000.00	988.30	1,022.02	2.76	2.81	0.56
Class C	1,000.00	1,000.00	982.40	1,017.06	7.67	7.80	1.56
Institutional Class	1,000.00	1,000.00	987.30	1,022.02	2.76	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	988.90	1,022.56	2.22	2.26	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 94.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.1%
County of Horry Airport
Revenue Bonds
Series 2010A
07/01/2020	5.000%	1,150,000	1,212,399
Charter Schools 1.3%
South Carolina Jobs-Economic Development Authority(a)
Revenue Bonds
Series 2015A
08/15/2035	5.125%	1,000,000	990,310
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2033	7.000%	500,000	528,225
Total			1,518,535
Higher Education 7.5%
Clemson University
Revenue Bonds
Athletic Facility
Series 2014A
05/01/2028	5.000%	1,170,000	1,342,949
Coastal Carolina University
Revenue Bonds
Series 2015
06/01/2024	5.000%	1,500,000	1,694,925
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Furman University
Series 2015
10/01/2032	5.000%	1,895,000	2,151,943
University of South Carolina
Refunding Revenue Bonds
Series 2017B
05/01/2034	5.000%	1,500,000	1,714,680
Revenue Bonds
Moore School of Business Project
Series 2012
05/01/2026	5.000%	1,500,000	1,650,810
Total			8,555,307
Hospital 13.0%
County of Florence
Refunding Revenue Bonds
McLeod Regional Medical Center Project
Series 2014
11/01/2031	5.000%	1,500,000	1,675,905
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Greenwood
Refunding Revenue Bonds
Self Regional Healthcare
Series 2012B
10/01/2027	5.000%	1,750,000	1,900,535
10/01/2031	5.000%	2,000,000	2,159,680
Greenville Health System
Refunding Revenue Bonds
Series 2008A
05/01/2021	5.250%	2,750,000	2,757,700
Lexington County Health Services District, Inc.
Refunding Revenue Bonds
Lexington Medical Center Obligated Group
Series 2017
11/01/2032	4.000%	1,050,000	1,095,559
Revenue Bonds
Lexington Medical Center
Series 2016
11/01/2034	5.000%	1,500,000	1,670,145
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Palmetto Health
Series 2005A (AGM)
08/01/2021	5.250%	2,000,000	2,007,420
Revenue Bonds
Bon Secours Health System, Inc.
Series 2013
11/01/2020	5.000%	1,000,000	1,069,190
11/01/2024	5.000%	450,000	496,967
Total			14,833,101
Joint Power Authority 4.3%
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2014B
12/01/2032	5.000%	1,250,000	1,355,425
Series 2016A
12/01/2028	5.000%	2,000,000	2,231,880
Unrefunded Revenue Bonds
Series 2009A
01/01/2028	5.000%	1,360,000	1,383,202
Total			4,970,507
Local Appropriation 26.2%
Berkeley County School District
Refunding Revenue Bonds
Securing Assets for Education
Series 2015A
12/01/2027	5.000%	1,500,000	1,680,885
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charleston Educational Excellence Finance Corp.
Refunding Revenue Bonds
Charleston County School
Series 2013
12/01/2025	5.000%	2,000,000	2,257,780
Charleston Public Facilities Corp.
Revenue Bonds
Series 2015A
09/01/2029	5.000%	1,000,000	1,156,320
City of Florence Accommodations Fee
Revenue Bonds
Series 2015
05/01/2030	4.000%	1,000,000	1,051,080
05/01/2035	5.000%	1,000,000	1,120,030
City of North Charleston
Revenue Bonds
Series 2012
06/01/2029	5.000%	2,280,000	2,480,366
County of Florence
Revenue Bonds
Series 2015
10/01/2028	5.000%	1,000,000	1,104,490
Dorchester County School District No. 2
Refunding Revenue Bonds
Growth Installment Purchase
Series 2013
12/01/2027	5.000%	1,000,000	1,121,690
Fort Mill School Facilities Corp.
Refunding Revenue Bonds
Fort Mills School District #4
Series 2015
12/01/2028	5.000%	1,000,000	1,140,390
Greenwood Fifty Schools Facilities, Inc.
Refunding Revenue Bonds
Greenwood School District #50
Series 2016 (BAM)
12/01/2027	5.000%	1,750,000	2,010,278
Kershaw County School District
Refunding Revenue Bonds
Series 2015
12/01/2025	5.000%	1,000,000	1,147,830
Lexington One School Facilities Corp.
Refunding Revenue Bonds
Lexington County School District
Series 2015
12/01/2026	5.000%	835,000	937,070
Lexington School District No. 2 Educational Facilities Corp.
Refunding Revenue Bonds
Series 2015B
12/01/2026	5.000%	1,815,000	2,041,276
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Newberry Investing in Children’s Education
Refunding Revenue Bonds
Newberry County School District
Series 2014
12/01/2029	5.000%	1,500,000	1,699,935
SCAGO Educational Facilities Corp. for Calhoun School District
Refunding Revenue Bonds
Series 2015 (BAM)
12/01/2026	5.000%	520,000	599,555
SCAGO Educational Facilities Corp. for Cherokee School District No. 1
Refunding Revenue Bonds
Series 2015
12/01/2028	5.000%	1,830,000	2,080,619
SCAGO Educational Facilities Corp. for Colleton School District
Refunding Revenue Bonds
Series 2015
12/01/2027	5.000%	1,295,000	1,465,254
SCAGO Educational Facilities Corp. for Pickens School District
Refunding Revenue Bonds
Series 2015
12/01/2029	5.000%	1,500,000	1,692,105
12/01/2030	5.000%	1,275,000	1,433,954
Sumter Two School Facilities, Inc.
Refunding Revenue Bonds
Sumter County School District No. 2
Series 2016 (BAM)
12/01/2027	5.000%	1,500,000	1,684,725
Total			29,905,632
Local General Obligation 4.2%
Anderson County School District No. 5
Unlimited General Obligation Bonds
South Carolina School District Credit Enhancement Program
Series 2017
03/01/2030	4.000%	2,245,000	2,447,072
Beaufort County School District
Unlimited General Obligation Bonds
Series 2014B
03/01/2023	5.000%	1,190,000	1,338,381
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Series 2015
04/01/2034	5.000%	940,000	1,051,597
Total			4,837,050
Municipal Power 2.4%
City of Rock Hill Combined Utility System
Refunding Revenue Bonds
Series 2012A (AGM)
01/01/2023	5.000%	1,560,000	1,700,260

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Easley Combined Utility System
Refunding Revenue Bonds
Series 2011 (AGM)
12/01/2028	5.000%	1,000,000	1,017,560
Total			2,717,820
Ports 0.9%
South Carolina Ports Authority
Revenue Bonds
Series 2010
07/01/2023	5.250%	1,000,000	1,067,360
Refunded / Escrowed 5.5%
Anderson Regional Joint Water System
Prerefunded 07/15/22 Revenue Bonds
Series 2012
07/15/2028	5.000%	2,000,000	2,228,680
City of Columbia Waterworks & Sewer System
Prerefunded 02/01/21 Revenue Bonds
Series 2011A
02/01/2027	5.000%	1,000,000	1,079,220
County of Charleston
Prerefunded 08/01/19 Unlimited General Obligation Bonds
Improvement
Series 2009A
08/01/2023	5.000%	1,000,000	1,038,880
South Carolina Jobs-Economic Development Authority
Prerefunded 09/15/18 Revenue Bonds
Kershaw County Medical Center Project
Series 2008
09/15/2025	5.500%	1,925,000	1,951,411
Total			6,298,191
Resource Recovery 2.6%
Three Rivers Solid Waste Authority(b)
Revenue Bonds
Capital Appreciation-Landfill Gas Project
Series 2007
10/01/2024	0.000%	1,835,000	1,498,828
10/01/2025	0.000%	1,835,000	1,441,723
Total			2,940,551
Retirement Communities 0.8%
South Carolina Jobs-Economic Development Authority(a)
Refunding Revenue Bonds
Wesley Commons
Series 2016
10/01/2026	5.000%	920,000	960,406
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 0.1%
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2010-1 (GNMA)
01/01/2028	5.000%	145,000	146,783
Special Non Property Tax 6.5%
City of Columbia
Revenue Bonds
Series 2014
02/01/2033	5.000%	1,195,000	1,332,282
City of Greenville Hospitality Tax
Improvement Refunding Revenue Bonds
Series 2011 (AGM)
04/01/2021	5.000%	1,290,000	1,387,975
City of Myrtle Beach
Revenue Bonds
Hospitality Fee
Series 2014B
06/01/2030	5.000%	560,000	622,804
City of Rock Hill
Revenue Bonds
Hospitality Fee Pledge
Series 2013
04/01/2023	5.000%	695,000	773,500
Greenville County Public Facilities Corp.
Refunding Certificate of Participation
Series 2014
04/01/2026	5.000%	890,000	998,073
Spartanburg County Tourist Public Facilities Corp.
Refunding Certificate of Participation
Public Facilities Corp.
Series 2016 (BAM)
04/01/2028	4.000%	580,000	619,736
Town of Hilton Head Island
Revenue Bonds
Beach Preservation Fee Pledge
Series 2017
08/01/2025	5.000%	400,000	462,736
Series 2011A
06/01/2023	5.000%	555,000	600,860
06/01/2024	5.000%	580,000	627,026
Total			7,424,992
Special Property Tax 1.0%
City of Myrtle Beach
Refunding Tax Allocation Bonds
Myrtle Beach Air Force Base
Series 2016
10/01/2030	5.000%	1,000,000	1,123,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 1.0%
State of South Carolina
Unlimited General Obligation Bonds
Series 2014B
04/01/2025	5.000%	1,000,000	1,144,310
Student Loan 1.1%
South Carolina State Education Assistance Authority
Revenue Bonds
Student Loan
Series 2009I
10/01/2024	5.000%	1,210,000	1,241,194
Transportation 6.6%
South Carolina Transportation Infrastructure Bank
Refunding Revenue Bonds
Infrastructure Bank
Series 2015A
10/01/2024	5.000%	2,000,000	2,283,100
Series 2005A (AMBAC)
10/01/2020	5.250%	4,880,000	5,243,462
Total			7,526,562
Water & Sewer 8.8%
Beaufort-Jasper Water & Sewer Authority
Refunding Revenue Bonds
Series 2016B
03/01/2024	5.000%	1,000,000	1,142,400
City of Spartanburg Water System
Refunding Revenue Bonds
Series 2017B
06/01/2035	4.000%	1,375,000	1,438,965
City of Sumter Waterworks & Sewer System
Refunding Revenue Bonds
Series 2015
12/01/2027	4.000%	400,000	430,872
County of Berkeley Water & Sewer
Refunding Revenue Bonds
Series 2008A (AGM)
06/01/2021	5.000%	1,000,000	1,002,190
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgetown County Water & Sewer District
Refunding Revenue Bonds
Series 2015
06/01/2027	4.000%	450,000	478,508
Renewable Water Resources
Refunding Revenue Bonds
Series 2005B (AGM)
03/01/2019	5.250%	1,000,000	1,028,880
Series 2010A
01/01/2020	5.000%	1,500,000	1,576,530
Series 2012
01/01/2024	5.000%	1,000,000	1,097,280
Spartanburg Sanitation Sewer District
Refunding Revenue Bonds
Series 2014B
03/01/2034	5.000%	1,000,000	1,118,070
Town of Lexington Waterworks & Sewer System
Refunding Revenue Bonds
Series 2017
06/01/2034	4.000%	750,000	798,007
Total			10,111,702
Total Municipal Bonds (Cost $107,193,075)			108,536,382

Money Market Funds 2.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.450%(c)	2,261,891	2,261,891
Total Money Market Funds (Cost $2,261,891)		2,261,891
Total Investments in Securities (Cost: $109,454,966)		110,798,273
Other Assets & Liabilities, Net		3,515,104
Net Assets		114,313,377

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $1,950,716, which represents 1.71% of net assets.
(b)	Zero coupon bond.
(c)	The rate shown is the seven-day current annualized yield at April 30, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
GNMA	Government National Mortgage Association
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Municipal Bonds	—	108,536,382	—	108,536,382
Money Market Funds	2,261,891	—	—	2,261,891
Total Investments in Securities	2,261,891	108,536,382	—	110,798,273
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,454,966)	$110,798,273
Cash	2,380,187
Receivable for:
Investments sold	15,250
Capital shares sold	107,642
Interest	1,458,206
Expense reimbursement due from Investment Manager	1,009
Prepaid expenses	593
Total assets	114,761,160
Liabilities
Payable for:
Capital shares purchased	45,016
Distributions to shareholders	237,255
Management services fees	4,415
Distribution and/or service fees	1,356
Transfer agent fees	14,486
Compensation of board members	108,747
Audit fees	31,520
Other expenses	4,988
Total liabilities	447,783
Net assets applicable to outstanding capital stock	$114,313,377
Represented by
Paid in capital	113,054,554
Undistributed net investment income	245,636
Accumulated net realized loss	(330,120)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,343,307
Total - representing net assets applicable to outstanding capital stock	$114,313,377
Class A
Net assets	$23,049,894
Shares outstanding	2,319,243
Net asset value per share	$9.94
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.25
Advisor Class
Net assets	$1,984,464
Shares outstanding	199,731
Net asset value per share	$9.94
Class C
Net assets	$10,758,801
Shares outstanding	1,081,846
Net asset value per share	$9.94
Institutional Class
Net assets	$77,773,398
Shares outstanding	7,821,936
Net asset value per share	$9.94
Institutional 3 Class
Net assets	$746,820
Shares outstanding	74,858
Net asset value per share	$9.98
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	13

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$10,830
Interest	3,818,486
Total income	3,829,316
Expenses:
Management services fees	559,179
Distribution and/or service fees
Class A	55,286
Class B	26
Class C	123,527
Transfer agent fees
Class A	29,616
Advisor Class	1,978
Class B	3
Class C	16,553
Institutional Class	110,557
Institutional 3 Class	91
Compensation of board members	23,277
Custodian fees	2,148
Printing and postage fees	10,807
Registration fees	370
Audit fees	31,520
Legal fees	8,136
Compensation of chief compliance officer	25
Other	11,261
Total expenses	984,360
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(140,635)
Expense reduction	(20)
Total net expenses	843,705
Net investment income	2,985,611
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	28,612
Net realized gain	28,612
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,297,426)
Net change in unrealized appreciation (depreciation)	(2,297,426)
Net realized and unrealized loss	(2,268,814)
Net increase in net assets resulting from operations	$716,797
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$2,985,611	$3,528,613
Net realized gain (loss)	28,612	(292,352)
Net change in unrealized appreciation (depreciation)	(2,297,426)	(5,107,583)
Net increase (decrease) in net assets resulting from operations	716,797	(1,871,322)
Distributions to shareholders
Net investment income
Class A	(575,811)	(626,804)
Advisor Class	(41,779)	(29,497)
Class B	(44)	(229)
Class C	(230,029)	(284,374)
Institutional Class	(2,357,405)	(2,893,513)
Institutional 3 Class	(13,721)	(50)
Net realized gains
Class A	—	(21,761)
Advisor Class	—	(858)
Class B	—	(10)
Class C	—	(14,040)
Institutional Class	—	(98,365)
Total distributions to shareholders	(3,218,789)	(3,969,501)
Decrease in net assets from capital stock activity	(3,335,695)	(17,015,022)
Total decrease in net assets	(5,837,687)	(22,855,845)
Net assets at beginning of year	120,151,064	143,006,909
Net assets at end of year	$114,313,377	$120,151,064
Undistributed net investment income	$245,636	$478,849

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	494,660	5,002,483	739,754	7,679,830
Distributions reinvested	44,160	448,031	51,043	525,331
Redemptions	(334,897)	(3,400,794)	(758,007)	(7,736,451)
Net increase	203,923	2,049,720	32,790	468,710
Advisor Class
Subscriptions	95,247	968,400	74,650	772,282
Distributions reinvested	4,102	41,498	2,924	30,054
Redemptions	(18,261)	(183,610)	(30,776)	(310,923)
Net increase	81,088	826,288	46,798	491,413
Class B
Distributions reinvested	—	—	2	25
Redemptions	(965)	(9,865)	(1,554)	(16,499)
Net decrease	(965)	(9,865)	(1,552)	(16,474)
Class C
Subscriptions	54,342	552,727	154,232	1,608,614
Distributions reinvested	17,748	180,346	21,705	223,288
Redemptions	(337,944)	(3,434,290)	(253,768)	(2,603,985)
Net decrease	(265,854)	(2,701,217)	(77,831)	(772,083)
Institutional Class
Subscriptions	1,366,064	13,824,080	2,820,656	28,977,425
Distributions reinvested	60,784	617,249	46,778	481,388
Redemptions	(1,845,954)	(18,703,040)	(4,592,797)	(46,655,401)
Net decrease	(419,106)	(4,261,711)	(1,725,363)	(17,196,588)
Institutional 3 Class
Subscriptions	83,639	859,459	987	10,000
Distributions reinvested	1,326	13,420	—	—
Redemptions	(11,094)	(111,789)	—	—
Net increase	73,871	761,090	987	10,000
Total net decrease	(327,043)	(3,335,695)	(1,724,171)	(17,015,022)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

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Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$10.16	0.25	(0.20)	0.05	(0.27)	—
Year Ended 4/30/2017	$10.55	0.25	(0.35)	(0.10)	(0.28)	(0.01)
Year Ended 4/30/2016	$10.44	0.28	0.16	0.44	(0.30)	(0.03)
Year Ended 4/30/2015	$10.49	0.30	0.02 (d)	0.32	(0.30)	(0.07)
Year Ended 4/30/2014	$10.89	0.32	(0.40)	(0.08)	(0.31)	(0.01)
Advisor Class
Year Ended 4/30/2018	$10.15	0.27	(0.19)	0.08	(0.29)	—
Year Ended 4/30/2017	$10.54	0.28	(0.36)	(0.08)	(0.30)	(0.01)
Year Ended 4/30/2016	$10.43	0.30	0.17	0.47	(0.33)	(0.03)
Year Ended 4/30/2015	$10.49	0.33	0.00 (d),(e)	0.33	(0.32)	(0.07)
Year Ended 4/30/2014	$10.88	0.34	(0.38)	(0.04)	(0.34)	(0.01)
Class C
Year Ended 4/30/2018	$10.16	0.17	(0.20)	(0.03)	(0.19)	—
Year Ended 4/30/2017	$10.56	0.18	(0.37)	(0.19)	(0.20)	(0.01)
Year Ended 4/30/2016	$10.44	0.20	0.18	0.38	(0.23)	(0.03)
Year Ended 4/30/2015	$10.50	0.22	0.01 (d)	0.23	(0.22)	(0.07)
Year Ended 4/30/2014	$10.89	0.24	(0.39)	(0.15)	(0.23)	(0.01)
Institutional Class
Year Ended 4/30/2018	$10.16	0.27	(0.20)	0.07	(0.29)	—
Year Ended 4/30/2017	$10.56	0.28	(0.37)	(0.09)	(0.30)	(0.01)
Year Ended 4/30/2016	$10.44	0.31	0.17	0.48	(0.33)	(0.03)
Year Ended 4/30/2015	$10.50	0.33	0.00 (d),(e)	0.33	(0.32)	(0.07)
Year Ended 4/30/2014	$10.89	0.34	(0.38)	(0.04)	(0.34)	(0.01)
Institutional 3 Class
Year Ended 4/30/2018	$10.19	0.28	(0.19)	0.09	(0.30)	—
Year Ended 4/30/2017(f)	$10.13	0.05	0.06 (d)	0.11	(0.05)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$9.94	0.43%	0.93%	0.81% (c)	2.41%	7%	$23,050
(0.29)	$10.16	(0.98%)	0.98%	0.81% (c)	2.45%	11%	$21,486
(0.33)	$10.55	4.33%	0.99%	0.81%	2.69%	16%	$21,972
(0.37)	$10.44	3.05%	1.00%	0.81%	2.85%	16%	$23,975
(0.32)	$10.49	(0.66%)	1.01%	0.81%	3.02%	6%	$21,694

(0.29)	$9.94	0.78%	0.68%	0.56% (c)	2.66%	7%	$1,984
(0.31)	$10.15	(0.74%)	0.73%	0.56% (c)	2.71%	11%	$1,205
(0.36)	$10.54	4.59%	0.74%	0.56%	2.93%	16%	$758
(0.39)	$10.43	3.21%	0.75%	0.56%	3.11%	16%	$703
(0.35)	$10.49	(0.32%)	0.79%	0.56%	3.34%	6%	$604

(0.19)	$9.94	(0.32%)	1.68%	1.56% (c)	1.66%	7%	$10,759
(0.21)	$10.16	(1.81%)	1.73%	1.56% (c)	1.70%	11%	$13,698
(0.26)	$10.56	3.65%	1.74%	1.56%	1.94%	16%	$15,051
(0.29)	$10.44	2.18%	1.75%	1.56%	2.10%	16%	$15,677
(0.24)	$10.50	(1.31%)	1.76%	1.56%	2.28%	6%	$13,871

(0.29)	$9.94	0.68%	0.68%	0.56% (c)	2.66%	7%	$77,773
(0.31)	$10.16	(0.83%)	0.73%	0.56% (c)	2.70%	11%	$83,743
(0.36)	$10.56	4.69%	0.74%	0.56%	2.93%	16%	$105,200
(0.39)	$10.44	3.21%	0.75%	0.56%	3.10%	16%	$94,697
(0.35)	$10.50	(0.32%)	0.76%	0.56%	3.27%	6%	$87,992

(0.30)	$9.98	0.91%	0.56%	0.45%	2.79%	7%	$747
(0.05)	$10.19	1.09%	0.57% (g)	0.43% (g)	2.85% (g)	11%	$10
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	19

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
20	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
April 30, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
22	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. Prior to August 1, 2017, the limitation was 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.04 (a)
Class C	0.13
Institutional Class	0.13
Institutional 3 Class	0.02

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
April 30, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	18,079
Class C	673
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.45	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(35)	35	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
24	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
22	3,218,767	—	3,218,789	2,665	3,832,447	134,389	3,969,501
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	590,599	—	(263,705)	1,276,892
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
109,521,381	2,041,371	(764,479)	1,276,892
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	263,705	—	263,705	28,647	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,238,223 and $11,348,026, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
April 30, 2018
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 54.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
26	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
28	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
30	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
32	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund | Annual Report 2018	35

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Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN231_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and North Carolina individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Co-Portfolio Manager
Managed Fund since 2016
Deborah Vargo
Co-Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/14/92	0.48	1.05	2.86
	Including sales charges		-2.54	0.43	2.55
Advisor Class*		03/19/13	0.63	1.28	3.11
Class C	Excluding sales charges	12/16/92	-0.38	0.28	2.09
	Including sales charges		-1.36	0.28	2.09
Institutional Class		12/11/92	0.72	1.30	3.12
Institutional 3 Class*		03/01/17	0.83	1.32	3.13
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.87	2.10	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class Y and Class Z shares were renamed Advisor Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2018)
AAA rating	13.7
AA rating	47.5
A rating	27.5
BBB rating	6.1
Not rated	5.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 0.48% excluding sales charges. Institutional Class shares of the Fund returned 0.72%. During the same time period, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.87%. The higher quality bias of North Carolina’s municipal market caused it to lag the national benchmark, which translated to slight underperformance for the Fund.
Market overview
The national municipal bond market posted a small gain in the 12-month period, as the contribution from income helped offset a moderate decline in prices. The period began on a positive note, reflecting the ongoing rebound from the post-election sell-off of late 2016. During this time, prices were supported by a generally positive tone to the financial markets, muted concerns about U.S. Federal Reserve (Fed) policy and a favorable balance of supply and demand stemming from strong mutual fund inflows and lower new issuance. Although unfunded pension liabilities and budgetary stress among notable issuers such as Illinois, New Jersey, Pennsylvania, Connecticut and Kentucky persisted, overall credit conditions for municipal bonds remained on a sound footing. In addition, Illinois passed a budget for the first time in two years in July 2017, preventing the state from being downgraded to a below investment-grade rating. The passage of Illinois’ budget took some risk out of the broader market, providing additional support for prices through the middle of 2017.
The market landscape became more challenging in the autumn after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code. The initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt, and it stripped private activity bonds (PABs) of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally as investors anticipated a dramatic reduction in future supply. However, municipalities responded to the proposed tax bill by pulling forward an estimated $35 billion of new bond issuance into December in an effort to beat any negative consequences from the potential changes. Fourth-quarter supply therefore jumped to the highest level in history, weighing on prices. The final bill, signed into law on December 22, spared PABs and only marginally reduced top personal tax rates.
Municipal bonds nevertheless remained under pressure in early 2018 as expectations for higher inflation weighed heavily on all segments of the fixed-income market. Investors worried that the introduction of fiscal stimulus, coming at a time when the economy appeared to be operating near full capacity, would force the Fed to raise interest rates further and faster than expected in order to tame inflation. The 10-year U.S. Treasury yield rose sharply during the first half of the quarter as a result, and municipal yields followed suit. Tax reform lessened the value proposition of municipals for banks and insurance companies, leading some to reduce their holdings of municipal bonds, but this potential headwind was offset by a sharp reduction in supply stemming from the surge of new issuance in December. This factor, together with a slowing rate of increase in Treasury yields late in the period, helped stabilize the municipal bond market in March and April. Still, the broad-based national indexes closed roughly flat for the full 12 months due to the earlier sell-off. Lower quality bonds outpaced higher quality issues, reflecting investors’ ongoing search for yield.
North Carolina’s municipal bond market underperformed
North Carolina’s economy continued to chug along at a steady pace, led by growth in the technology sector and strength in manufacturing activity. Favorable demographic trends, robust property prices and a healthy employment market also contributed to a firm underpinning for the state’s economy. Despite these positive factors, North Carolina intermediate-term municipal bonds lagged the national intermediate market by a wide margin. The high-quality bias of the state’s tax-exempt market was the primary reason for the shortfall. AAA rated state and local general obligations and pre-refunded bonds make up more than 50% of the North Carolina market, and both areas underperformed amid the general strength in lower-rated investment-grade revenue sectors. The state’s debt underperformed the national index by a wide margin within the BBB category, since Illinois and New Jersey were the top performing states in the annual period.
Contributors and detractors
The Fund benefited from its yield curve positioning. The yield curve flattened over the course of the year, with bonds in the two- to eight-year range producing negative total returns. The Fund was underweight this segment, which aided both absolute and relative performance. The Fund’s overweights in longer maturity A rated hospital- and education-related issues also helped results given that both areas outperformed.
4	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund’s allocation to pre-refunded bonds detracted. The Fund’s weighting in this area — the worst-performing segment of the market in the past year — was roughly double that of the benchmark. There has been a great deal of refinancing by municipal issuers in recent years, which leads to portfolios holding a large amount of refunded bonds. We continued to look for opportunities to reinvest in other areas as our existing investments in this space matured.
Fund positioning
Our strategy remained largely unchanged during the period. We targeted a neutral duration profile — i.e., an interest-rate sensitivity in line with the benchmark — in order to maintain a balanced stance within the portfolio. The Fund’s positioning continues to reflect our expectation for gradual Fed tightening and a continued flattening bias to the yield curve. The portfolio has a “barbell” structure, with an overweight in bonds maturing in the zero- to two-year range as well as those 12 years and longer. It is underweight the two- to ten-year portion of the yield in response to rising short-term interest rates, limited inflation and a flattening yield curve.
At the period’s end, we believed credit conditions in North Carolina were generally stable at both the state and local levels. The state economy continued to perform well, driven by growth in the technology sector (namely, at the Research Triangle located between Raleigh, Durham and Chapel Hill) and banking. Affordable housing, a low cost of doing business, and improving demographics provided a firm underpinning for economic growth. North Carolina’s finances were solid, with policymakers restoring rainy day reserve accounts to pre-recession levels, which we believe puts the state in a strong position to weather any future national recessions.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically-diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	986.20	1,020.78	3.99	4.06	0.81
Advisor Class	1,000.00	1,000.00	986.50	1,022.02	2.76	2.81	0.56
Class C	1,000.00	1,000.00	981.60	1,017.06	7.66	7.80	1.56
Institutional Class	1,000.00	1,000.00	987.40	1,022.02	2.76	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	987.90	1,022.36	2.42	2.46	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 94.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.6%
City of Charlotte Airport
Revenue Bonds
Series 2017A
07/01/2028	5.000%	500,000	594,130
Raleigh Durham Airport Authority
Refunding Revenue Bonds
Series 2010A
05/01/2023	5.000%	2,000,000	2,118,120
Total			2,712,250
Higher Education 10.0%
Appalachian State University
Refunding Revenue Bonds
Series 2016A
10/01/2026	5.000%	325,000	379,701
Series 2016B
10/01/2020	5.000%	1,380,000	1,477,745
East Carolina University
Revenue Bonds
General
Series 2014A
10/01/2031	5.000%	1,900,000	2,117,683
North Carolina Agricultural & Technical State University
Refunding Revenue Bonds
General Purpose
Series 2015A
10/01/2032	5.000%	2,000,000	2,272,620
North Carolina Capital Facilities Finance Agency
Unrefunded Revenue Bonds
Meredith College
Series 2008A
06/01/2031	6.000%	970,000	973,405
North Carolina Central University
Refunding Revenue Bonds
Series 2016
10/01/2028	4.000%	955,000	1,005,290
10/01/2029	4.000%	625,000	652,137
University of North Carolina at Charlotte (The)
Revenue Bonds
Board of Governors
Series 2017
10/01/2029	5.000%	500,000	588,655
Series 2014
04/01/2030	5.000%	1,000,000	1,113,920
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of North Carolina at Greensboro
Refunding Revenue Bonds
Series 2016
04/01/2029	5.000%	390,000	452,618
04/01/2030	5.000%	250,000	289,178
Revenue Bonds
General
Series 2014
04/01/2032	5.000%	2,000,000	2,265,020
University of North Carolina at Wilmington
Refunding Revenue Bonds
Series 2015
06/01/2029	5.000%	2,000,000	2,283,540
Western Carolina University
Revenue Bonds
General
Series 2018
10/01/2033	5.000%	250,000	291,898
10/01/2034	5.000%	575,000	667,086
Total			16,830,496
Hospital 12.9%
Charlotte-Mecklenburg Hospital Authority (The)
Refunding Revenue Bonds
Carolinas Health Care System Group
Series 2009A
01/15/2021	5.000%	1,000,000	1,022,010
County of New Hanover
Refunding Revenue Bonds
New Hanover Regional Medical Center
Series 2017
10/01/2030	5.000%	1,200,000	1,387,008
North Carolina Medical Care Commission
Refunding Revenue Bonds
Mission Health System, Inc.
Series 2015
10/01/2036	5.000%	2,515,000	2,577,498
Novant Health Obligation Group
Series 2013
11/01/2024	5.000%	530,000	589,132
Southeastern Regional Medical Center
Series 2012
06/01/2026	5.000%	1,000,000	1,094,760
Vidant Health
Series 2012A
06/01/2025	5.000%	1,500,000	1,648,260
06/01/2036	5.000%	1,445,000	1,557,493
Series 2015
06/01/2030	5.000%	1,000,000	1,130,790
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WakeMed
Series 2012A
10/01/2031	5.000%	2,000,000	2,191,900
Revenue Bonds
Duke University Health System
Series 2012A
06/01/2032	5.000%	3,635,000	3,988,358
Moses Cone Health System
Series 2011
10/01/2020	5.000%	3,215,000	3,430,148
Rex Hospital, Inc.
Series 2015A
07/01/2032	5.000%	1,000,000	1,120,500
Total			21,737,857
Joint Power Authority 2.4%
North Carolina Municipal Power Agency No. 1
Refunding Revenue Bonds
Series 2015A
01/01/2031	5.000%	2,000,000	2,277,840
Series 2016A
01/01/2028	5.000%	1,500,000	1,738,110
Total			4,015,950
Local Appropriation 20.3%
City of Durham(a)
Revenue Bonds
Series 2018
04/01/2034	4.000%	1,000,000	1,055,190
City of Kannapolis
Revenue Bonds
Series 2014
04/01/2031	5.000%	1,365,000	1,505,677
City of Monroe
Refunding Revenue Bonds
Series 2016
03/01/2033	4.000%	800,000	830,496
03/01/2035	5.000%	1,000,000	1,123,030
City of Raleigh
Limited Obligation Refunding Revenue Bonds
Series 2016
02/01/2031	4.000%	385,000	410,052
02/01/2032	4.000%	775,000	816,672
City of Wilmington
Refunding Revenue Bonds
Series 2014A
06/01/2028	5.000%	500,000	565,275
City of Winston-Salem
Refunding Revenue Bonds
Series 2014C
06/01/2029	5.000%	750,000	847,020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Brunswick
Revenue Bonds
Series 2015A
06/01/2028	5.000%	250,000	287,348
06/01/2029	5.000%	250,000	286,480
County of Buncombe
Revenue Bonds
Series 2012
06/01/2028	5.000%	500,000	551,465
06/01/2029	5.000%	1,000,000	1,101,700
Series 2014A
06/01/2032	5.000%	1,635,000	1,831,887
County of Cabarru
Revenue Bonds
Installment Financing Contract
Series 2016
04/01/2028	5.000%	1,000,000	1,161,330
County of Cabarrus
Revenue Bonds
Installment Financing Contract
Series 2017
06/01/2033	4.000%	500,000	528,870
County of Catawba
Revenue Bonds
Series 2011
10/01/2022	5.000%	400,000	434,432
County of Cumberland
Refunding Certificate of Participation
Improvement Projects
Series 2009-B1
12/01/2021	5.000%	2,775,000	2,906,063
County of Dare
Refunding Revenue Bonds
Series 2016A
06/01/2031	4.000%	225,000	236,412
County of Davidson
Revenue Bonds
Series 2016
06/01/2029	5.000%	1,000,000	1,164,380
County of Duplin
Revenue Bonds
Series 2016
04/01/2034	5.000%	1,000,000	1,120,490
County of Johnston
Revenue Bonds
Series 2014
06/01/2028	5.000%	1,000,000	1,129,360
County of Lee(a)
Revenue Bonds
Series 2018
05/01/2036	4.000%	500,000	523,905

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Martin
Refunding Revenue Bonds
Water & Sewer District
Series 2014
06/01/2030	4.000%	730,000	760,791
County of Onslow
Revenue Bonds
Series 2015
06/01/2027	4.000%	405,000	438,449
County of Pender
Revenue Bonds
Series 2015
04/01/2027	5.000%	1,165,000	1,325,852
04/01/2028	5.000%	1,290,000	1,457,713
County of Randolph
Refunding Revenue Bonds
Series 2013C
10/01/2026	5.000%	1,500,000	1,739,715
County of Sampson
Refunding Revenue Bonds
Series 2017
09/01/2035	4.000%	1,000,000	1,040,280
County of Union
Refunding Revenue Bonds
Series 2012
12/01/2024	5.000%	1,715,000	1,971,392
County of Wayne
Revenue Bonds
Series 2017
06/01/2027	5.000%	350,000	415,366
County of Wilkes
Refunding Revenue Bonds
Series 2015
06/01/2027	5.000%	500,000	565,735
06/01/2029	5.000%	500,000	563,015
Durham Capital Financing Corp.
Refunding Revenue Bonds
Series 2016
12/01/2028	5.000%	630,000	742,417
12/01/2029	5.000%	1,100,000	1,291,675
Mecklenburg County Public Facilities Corp.
Refunding Revenue Bonds
Series 2017
02/01/2027	5.000%	500,000	596,345
Orange County Public Facilities Co.
Unrefunded Revenue Bonds
Series 2012
10/01/2024	5.000%	835,000	927,610
Total			34,253,889
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 4.0%
City of Winston-Salem
Unlimited General Obligation Bonds
Series 2016B
06/01/2023	5.000%	1,000,000	1,133,880
County of Henderson
Revenue Bonds
Series 2015
10/01/2030	5.000%	500,000	573,535
County of Pitt
Refunding Revenue Bonds
Series 2017
04/01/2022	5.000%	750,000	828,030
04/01/2024	5.000%	410,000	465,776
County of Wake
Unlimited General Obligation Refunding Bonds
Series 2010C
03/01/2022	5.000%	2,000,000	2,214,680
Unrefunded Unlimited General Obligation Public Improvement Bonds
Series 2009
03/01/2020	5.000%	1,565,000	1,606,332
Total			6,822,233
Multi-Family 3.2%
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
North Carolina A&T University Foundation Project
Series 2015A
06/01/2028	5.000%	1,000,000	1,113,880
The Arc of North Carolina
Series 2017
10/01/2034	5.000%	1,500,000	1,679,085
Western Carolina University
Limited Obligation Refunding Revenue Bonds
Student Housing
Series 2016 (AGM)
06/01/2027	5.000%	500,000	576,700
06/01/2028	5.000%	1,000,000	1,148,730
06/01/2029	5.000%	800,000	912,808
Total			5,431,203
Municipal Power 2.4%
City of Concord Utilities Systems
Refunding Revenue Bonds
Series 2009B
12/01/2019	5.000%	1,500,000	1,573,725
City of Fayetteville Public Works Commission
Revenue Bonds
Series 2014
03/01/2027	4.000%	1,250,000	1,337,087

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Greenville Utilities Commission
Revenue Bonds
Series 2008A (AGM)
11/01/2018	5.000%	1,040,000	1,056,869
Total			3,967,681
Ports 1.2%
North Carolina State Ports Authority
Revenue Bonds
Senior Lien
Series 2010B
02/01/2025	5.000%	2,000,000	2,110,600
Refunded / Escrowed 12.6%
City of High Point Combined Water & Sewer System
Prerefunded 11/01/18 Revenue Bonds
Series 2008 (AGM)
11/01/2025	5.000%	1,000,000	1,016,170
City of Raleigh Combined Enterprise System
Prerefunded 03/01/21 Revenue Bonds
Series 2011
03/01/2027	5.000%	800,000	865,248
City of Winston-Salem Water & Sewer System
Prerefunded 06/01/19 Revenue Bonds
Series 2009
06/01/2023	5.000%	1,000,000	1,033,970
County of Harnett
Prerefunded 06/01/19 Certificate of Participation
Series 2009
06/01/2022	5.000%	1,880,000	1,942,830
County of Mecklenburg
Prerefunded 02/01/19 Certificate of Participation
Series 2009A
02/01/2023	5.000%	1,000,000	1,024,000
County of Moore
Prerefunded 06/01/20 Revenue Bonds
Series 2010
06/01/2024	5.000%	1,635,000	1,736,860
County of Wake
Prerefunded 10/01/26 Revenue Bonds
Series 1993 (NPFGC)
10/01/2026	5.125%	2,500,000	2,749,825
Jacksonville Public Facilities Corp.
Prerefunded 04/01/22 Limited Obligation Revenue Bonds
Series 2012
04/01/2026	5.000%	1,075,000	1,188,122
North Carolina Capital Facilities Finance Agency
Prerefunded 01/01/19 Revenue Bonds
Wake Forest University
Series 2009
01/01/2026	5.000%	1,000,000	1,021,070
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 06/01/18 Revenue Bonds
Meredith College
Series 2008A
06/01/2031	6.000%	30,000	30,103
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/19 Revenue Bonds
Series 2009B
01/01/2026	5.000%	1,500,000	1,531,605
Prerefunded 01/01/22 Revenue Bonds
Series 1988A
01/01/2026	6.000%	1,000,000	1,136,430
Refunding Revenue Bonds
Series 1993B Escrowed to Maturity (NPFGC / IBC)
01/01/2022	6.000%	3,000,000	3,386,640
Series 1993B Escrowed to Maturity (NPFGC)
01/01/2022	6.000%	1,000,000	1,134,540
Orange County Public Facilities Co.
Prerefunded 10/01/22 Revenue Bonds
Series 2012
10/01/2024	5.000%	490,000	545,870
University of North Carolina System
Prerefunded 10/01/18 Revenue Bonds
Series 2008A (AGM)
10/01/2022	5.000%	985,000	998,081
Total			21,341,364
Retirement Communities 4.1%
North Carolina Medical Care Commission
Refunding Revenue Bonds
1st Mortgage-United Church
Series 2015A
09/01/2030	4.500%	1,000,000	1,028,870
1st Mortgage-United Methodist
Series 2013A
10/01/2033	5.000%	1,595,000	1,706,331
Deerfield Episcopal Retirement Community
Series 2016
11/01/2031	5.000%	1,000,000	1,132,990
Pennybyrn at Maryfield
Series 2015
10/01/2025	5.000%	750,000	822,885
Southminster, Inc.
Series 2016
10/01/2025	5.000%	1,260,000	1,391,973
United Methodist Retirement
Series 2016
10/01/2030	5.000%	700,000	780,255
Total			6,863,304

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sales Tax 0.7%
City of Rocky Mount
Revenue Bonds
Series 2016
05/01/2028	5.000%	1,000,000	1,155,110
Single Family 1.2%
North Carolina Housing Finance Agency
Revenue Bonds
Series 2017-38B
07/01/2037	3.850%	2,000,000	2,021,980
State Appropriated 1.4%
State of North Carolina
Refunding Revenue Bonds
Series 2014B
06/01/2025	5.000%	2,000,000	2,326,820
Transportation 0.6%
State of North Carolina
Revenue Bonds
Vehicle - GARVEE
Series 2015
03/01/2027	5.000%	900,000	1,034,352
Turnpike / Bridge / Toll Road 2.3%
North Carolina Turnpike Authority
Refunding Revenue Bonds
Senior Lien
Series 2017
01/01/2030	5.000%	1,700,000	1,936,776
01/01/2032	5.000%	700,000	790,699
Series 2017 (AGM)
01/01/2031	5.000%	750,000	860,580
North Carolina Turnpike Authority(b)
Revenue Bonds
Series 2017C
07/01/2031	0.000%	500,000	285,230
Total			3,873,285
Water & Sewer 14.0%
City of Charlotte Water & Sewer System
Refunding Revenue Bonds
Series 2018
07/01/2035	4.000%	2,000,000	2,121,760
Revenue Bonds
Series 2009B
07/01/2025	5.000%	5,835,000	6,217,834
City of Gastonia Combined Utilities System
Revenue Bonds
Series 2015
05/01/2029	5.000%	265,000	302,354
05/01/2030	5.000%	660,000	751,238
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Greensboro Combined Water & Sewer System
Refunding Revenue Bonds
Series 2006
06/01/2022	5.250%	1,200,000	1,346,064
06/01/2023	5.250%	2,000,000	2,287,540
City of Jacksonville Enterprise System
Refunding Revenue Bonds
Series 2016
05/01/2028	5.250%	250,000	303,088
City of Raleigh Combined Enterprise System
Refunding Revenue Bonds
Series 2015B
12/01/2025	5.000%	1,200,000	1,416,876
City of Thomasville Combined Enterprise System
Refunding Revenue Bonds
Series 2012
05/01/2026	4.000%	860,000	897,780
City of Winston-Salem Water & Sewer System
Refunding Revenue Bonds
Series 2016A
06/01/2033	4.000%	2,165,000	2,306,483
Revenue Bonds
Series 2017
06/01/2031	4.000%	400,000	432,244
County of Brunswick Enterprise Systems
Refunding Revenue Bonds
Series 2015
04/01/2027	5.000%	1,500,000	1,726,440
County of Dare Utilities System
Refunding Revenue Bonds
Series 2017
02/01/2032	4.000%	300,000	319,116
County of Union Enterprise System
Revenue Bonds
Series 2015
06/01/2029	5.000%	500,000	576,125
Onslow Water & Sewer Authority
Refunding Revenue Bonds
Series 2016
12/01/2031	4.000%	1,640,000	1,747,879
Town of Fuquay-Varina Combined Utilities System
Revenue Bonds
Series 2016
04/01/2030	5.000%	335,000	387,756
04/01/2031	5.000%	450,000	518,450
Total			23,659,027
Total Municipal Bonds (Cost $157,978,161)			160,157,401

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Money Market Funds 2.4%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.450%(c)	4,003,554	4,003,554
Total Money Market Funds (Cost $4,003,554)		4,003,554
Total Investments in Securities (Cost: $161,981,715)		164,160,955
Other Assets & Liabilities, Net		4,525,789
Net Assets		168,686,744
Notes to Portfolio of Investments
(a)	Represents a security purchased on a when-issued basis.
(b)	Zero coupon bond.
(c)	The rate shown is the seven-day current annualized yield at April 30, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
IBC	Insurance Bond Certificate
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Municipal Bonds	—	160,157,401	—	160,157,401
Money Market Funds	4,003,554	—	—	4,003,554
Total Investments in Securities	4,003,554	160,157,401	—	164,160,955
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	13

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $161,981,715)	$164,160,955
Cash	4,750,075
Receivable for:
Capital shares sold	138,088
Interest	1,949,315
Expense reimbursement due from Investment Manager	711
Prepaid expenses	633
Total assets	170,999,777
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,580,410
Capital shares purchased	221,453
Distributions to shareholders	352,365
Management services fees	6,513
Distribution and/or service fees	808
Transfer agent fees	4,436
Compensation of board members	110,355
Other expenses	36,693
Total liabilities	2,313,033
Net assets applicable to outstanding capital stock	$168,686,744
Represented by
Paid in capital	166,294,200
Undistributed net investment income	737,022
Accumulated net realized loss	(523,718)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,179,240
Total - representing net assets applicable to outstanding capital stock	$168,686,744
Class A
Net assets	$18,035,294
Shares outstanding	1,779,308
Net asset value per share	$10.14
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.45
Advisor Class
Net assets	$4,588,608
Shares outstanding	453,344
Net asset value per share	$10.12
Class C
Net assets	$5,337,840
Shares outstanding	526,790
Net asset value per share	$10.13
Institutional Class
Net assets	$22,984,384
Shares outstanding	2,269,774
Net asset value per share	$10.13
Institutional 3 Class
Net assets	$117,740,618
Shares outstanding	11,592,339
Net asset value per share	$10.16
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$3,554
Interest	5,540,735
Total income	5,544,289
Expenses:
Management services fees	830,014
Distribution and/or service fees
Class A	46,806
Class B	27
Class C	57,256
Transfer agent fees
Class A	19,608
Advisor Class	3,427
Class B	4
Class C	6,108
Institutional Class	88,780
Institutional 3 Class	6,559
Compensation of board members	24,294
Custodian fees	2,307
Printing and postage fees	11,576
Registration fees	9,380
Audit fees	31,520
Legal fees	8,641
Compensation of chief compliance officer	38
Other	12,172
Total expenses	1,158,517
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(126,744)
Total net expenses	1,031,773
Net investment income	4,512,516
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	317,651
Net realized gain	317,651
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,422,166)
Net change in unrealized appreciation (depreciation)	(3,422,166)
Net realized and unrealized loss	(3,104,515)
Net increase in net assets resulting from operations	$1,408,001
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$4,512,516	$5,710,366
Net realized gain (loss)	317,651	(660,541)
Net change in unrealized appreciation (depreciation)	(3,422,166)	(8,001,562)
Net increase (decrease) in net assets resulting from operations	1,408,001	(2,951,737)
Distributions to shareholders
Net investment income
Class A	(434,002)	(569,495)
Advisor Class	(87,808)	(82,476)
Class B	(43)	(1,236)
Class C	(89,726)	(124,781)
Institutional Class	(1,704,355)	(4,943,178)
Institutional 3 Class	(2,169,888)	(47)
Total distributions to shareholders	(4,485,822)	(5,721,213)
Decrease in net assets from capital stock activity	(13,745,957)	(36,679,708)
Total decrease in net assets	(16,823,778)	(45,352,658)
Net assets at beginning of year	185,510,522	230,863,180
Net assets at end of year	$168,686,744	$185,510,522
Undistributed net investment income	$737,022	$710,338

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	312,821	3,253,670	225,286	2,349,062
Distributions reinvested	31,969	330,562	43,081	452,531
Redemptions	(331,461)	(3,440,215)	(1,083,668)	(11,218,615)
Net increase (decrease)	13,329	144,017	(815,301)	(8,417,022)
Advisor Class
Subscriptions	393,222	4,073,654	48,806	510,683
Distributions reinvested	8,502	87,554	7,846	82,211
Redemptions	(165,042)	(1,698,820)	(163,597)	(1,693,297)
Net increase (decrease)	236,682	2,462,388	(106,945)	(1,100,403)
Class B
Distributions reinvested	—	—	101	1,061
Redemptions	(951)	(10,034)	(9,001)	(92,943)
Net decrease	(951)	(10,034)	(8,900)	(91,882)
Class C
Subscriptions	60,057	619,419	100,590	1,059,458
Distributions reinvested	7,823	80,884	9,937	104,109
Redemptions	(187,979)	(1,951,783)	(213,792)	(2,219,056)
Net decrease	(120,099)	(1,251,480)	(103,265)	(1,055,489)
Institutional Class
Subscriptions	982,194	10,197,292	4,436,223	46,507,866
Distributions reinvested	58,965	609,718	65,139	681,191
Redemptions	(14,109,130)	(147,200,886)	(7,095,034)	(73,213,969)
Net decrease	(13,067,971)	(136,393,876)	(2,593,672)	(26,024,912)
Institutional 3 Class
Subscriptions	14,062,000	146,913,622	973	10,000
Distributions reinvested	6,574	67,724	—	—
Redemptions	(2,477,208)	(25,678,318)	—	—
Net increase	11,591,366	121,303,028	973	10,000
Total net decrease	(1,347,644)	(13,745,957)	(3,627,110)	(36,679,708)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
Year Ended 4/30/2018	$10.33	0.24	(0.19)	0.05	(0.24)
Year Ended 4/30/2017	$10.70	0.25	(0.37)	(0.12)	(0.25)
Year Ended 4/30/2016	$10.58	0.27	0.12	0.39	(0.27)
Year Ended 4/30/2015	$10.61	0.28	(0.03)	0.25	(0.28)
Year Ended 4/30/2014	$10.94	0.30	(0.33)	(0.03)	(0.30)
Advisor Class
Year Ended 4/30/2018	$10.32	0.27	(0.20)	0.07	(0.27)
Year Ended 4/30/2017	$10.69	0.28	(0.37)	(0.09)	(0.28)
Year Ended 4/30/2016	$10.57	0.30	0.12	0.42	(0.30)
Year Ended 4/30/2015	$10.60	0.31	(0.03)	0.28	(0.31)
Year Ended 4/30/2014	$10.93	0.33	(0.33)	0.00 (c)	(0.33)
Class C
Year Ended 4/30/2018	$10.33	0.16	(0.20)	(0.04)	(0.16)
Year Ended 4/30/2017	$10.70	0.17	(0.37)	(0.20)	(0.17)
Year Ended 4/30/2016	$10.58	0.19	0.12	0.31	(0.19)
Year Ended 4/30/2015	$10.61	0.20	(0.03)	0.17	(0.20)
Year Ended 4/30/2014	$10.94	0.22	(0.33)	(0.11)	(0.22)
Institutional Class
Year Ended 4/30/2018	$10.32	0.27	(0.19)	0.08	(0.27)
Year Ended 4/30/2017	$10.69	0.28	(0.37)	(0.09)	(0.28)
Year Ended 4/30/2016	$10.57	0.30	0.12	0.42	(0.30)
Year Ended 4/30/2015	$10.60	0.31	(0.03)	0.28	(0.31)
Year Ended 4/30/2014	$10.93	0.32	(0.32)	0.00 (c)	(0.33)
Institutional 3 Class
Year Ended 4/30/2018	$10.35	0.28	(0.19)	0.09	(0.28)
Year Ended 4/30/2017(d)	$10.28	0.05	0.07 (e)	0.12	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.24)	$10.14	0.48%	0.88%	0.81%	2.33%	10%	$18,035
(0.25)	$10.33	(1.11%)	0.96%	0.81%	2.39%	12%	$18,246
(0.27)	$10.70	3.77%	0.97%	0.81%	2.57%	11%	$27,616
(0.28)	$10.58	2.41%	0.98%	0.81%	2.67%	6%	$24,948
(0.30)	$10.61	(0.22%)	0.99%	0.81%	2.84%	3%	$27,797

(0.27)	$10.12	0.63%	0.63%	0.56%	2.57%	10%	$4,589
(0.28)	$10.32	(0.86%)	0.71%	0.56%	2.64%	12%	$2,236
(0.30)	$10.69	4.03%	0.72%	0.56%	2.83%	11%	$3,458
(0.31)	$10.57	2.67%	0.74%	0.56%	2.92%	6%	$3,675
(0.33)	$10.60	0.03%	0.76%	0.56%	3.17%	3%	$1,737

(0.16)	$10.13	(0.38%)	1.63%	1.56%	1.58%	10%	$5,338
(0.17)	$10.33	(1.85%)	1.71%	1.56%	1.65%	12%	$6,682
(0.19)	$10.70	3.00%	1.73%	1.56%	1.82%	11%	$8,023
(0.20)	$10.58	1.65%	1.73%	1.56%	1.92%	6%	$7,227
(0.22)	$10.61	(0.96%)	1.74%	1.56%	2.09%	3%	$7,015

(0.27)	$10.13	0.72%	0.65%	0.56%	2.55%	10%	$22,984
(0.28)	$10.32	(0.86%)	0.71%	0.56%	2.65%	12%	$158,327
(0.30)	$10.69	4.03%	0.73%	0.56%	2.82%	11%	$191,661
(0.31)	$10.57	2.67%	0.73%	0.56%	2.92%	6%	$149,878
(0.33)	$10.60	0.03%	0.74%	0.56%	3.09%	3%	$125,420

(0.28)	$10.16	0.83%	0.54%	0.48%	2.68%	10%	$117,741
(0.05)	$10.35	1.15%	0.55% (f)	0.42% (f)	2.87% (f)	12%	$10
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	19

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
20	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
April 30, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
22	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. Prior to August 1, 2017, the limitation was 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class B	0.04 (a)
Class C	0.11
Institutional Class	0.13
Institutional 3 Class	0.01

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
April 30, 2018
0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	12,894
Class C	119
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.49	0.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(10)	11	(1)
24	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
2	4,485,820	—	4,485,822	7,936	5,713,277	—	5,721,213
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,172,892	—	(523,718)	2,204,992
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
161,955,963	3,517,464	(1,312,472)	2,204,992
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	523,718	—	523,718	317,662	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,470,587 and $31,345,472, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
April 30, 2018
funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2018, two unaffiliated shareholders of record owned 82.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
26	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
30	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
32	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund | Annual Report 2018	35

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Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN206_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free Maryland Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Maryland individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Co-Portfolio Manager
Managed Fund since 2016
Deborah Vargo
Co-Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/01/90	0.65	1.37	2.94
	Including sales charges		-2.39	0.76	2.63
Advisor Class*		03/19/13	0.90	1.62	3.07
Class C	Excluding sales charges	06/17/92	-0.10	0.61	2.17
	Including sales charges		-1.08	0.61	2.17
Institutional Class		09/01/90	0.89	1.62	3.20
Institutional 3 Class*		03/01/17	1.02	1.45	2.99
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.87	2.10	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class Y and Class Z shares were renamed Advisor Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Maryland Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2018)
AAA rating	10.7
AA rating	34.1
A rating	37.8
BBB rating	15.2
BB rating	1.4
Not rated	0.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 0.65% excluding sales charges. Institutional Class shares of the Fund returned 0.89%. During the same time period, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.87%. The Fund benefited from its overweight in lower rated investment-grade bonds, but its allocations to local general obligation and state appropriation debt detracted.
Market overview
The national municipal bond market posted a small gain in the 12-month period, as the contribution from income helped offset a moderate decline in prices. The period began on a positive note, reflecting the ongoing rebound from the post-election sell-off of late 2016. During this time, prices were supported by a generally positive tone to the financial markets, muted concerns about U.S. Federal Reserve (Fed) policy and a favorable balance of supply and demand stemming from strong mutual fund inflows and lower new issuance. Although unfunded pension liabilities and budgetary stress among notable issuers such as Illinois, New Jersey, Pennsylvania, Connecticut and Kentucky persisted, overall credit conditions for municipal bonds remained on a sound footing. In addition, Illinois passed a budget for the first time in two years in July 2017, preventing the state from being downgraded to a below investment-grade rating. The passage of Illinois’ budget took some risk out of the broader market, providing additional support for prices through the middle of 2017.
The market landscape became more challenging in the autumn after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code. The initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt, and it stripped private activity bonds (PABs) of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally as investors anticipated a dramatic reduction in future supply. However, municipalities responded to the proposed tax bill by pulling forward an estimated $35 billion of new bond issuance into December in an effort to beat any negative consequences from the potential changes. Fourth-quarter supply therefore jumped to the highest level in history, weighing on prices. The final bill, signed into law on December 22, spared PABs and only marginally reduced top personal tax rates.
Municipal bonds nevertheless remained under pressure in early 2018 as expectations for higher inflation weighed heavily on all segments of the fixed-income market. Investors worried that the introduction of fiscal stimulus, coming at a time when the economy appeared to be operating near full capacity, would force the Fed to raise interest rates further and faster than expected in order to tame inflation. The 10-year U.S. Treasury yield rose sharply during the first half of the quarter as a result, and municipal yields followed suit. Tax reform lessened the value proposition of municipals for banks and insurance companies, leading some to reduce their holdings of municipal bonds, but this potential headwind was offset by a sharp reduction in supply stemming from the surge of new issuance in December. This factor, together with a slowing rate of increase in Treasury yields late in the period, helped stabilize the municipal bond market in March and April. Still, the broad-based national indexes closed roughly flat for the full 12 months due to the earlier sell-off. Lower quality bonds outpaced higher quality issues, reflecting investors’ ongoing search for yield.
Maryland continued to experience slow growth
Maryland’s economy continued to expand at a rate ahead of other states in the northeast, but at a somewhat lackluster pace compared to the nation as a whole. The combination of federal spending cuts and slow population growth offset the benefit of an expanding technology sector, slowing state’s growth rate.
Maryland intermediate municipal bonds significantly underperformed the national intermediate market. Nearly two-thirds of Maryland’s intermediate index is comprised of the highest-quality state and local general obligation issues, which lagged both their national counterparts and the U.S. market as a whole. The state’s debt underperformed the national benchmark by a wide margin within the BBB category due to the strong outperformance of Illinois and New Jersey.
Contributors and detractors
The Fund benefited from its overweight in lower rated investment-grade bonds due to their outperformance versus higher quality securities. At the sector level, the Fund was aided by having a substantial allocation to hospital issues. The sector, which is rated A on average, produced strong relative performance. Similarly, the Fund’s exposure to A rated housing issues contributed positively.
4	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund’s allocations to local general obligation and state appropriation debt underperformed during the period due in large part to their three- to four-year maturities. The yield curve flattened, with shorter rates increasing more than longer rates, leading to underperformance in the two- to eight-year maturity range. The Fund’s weighting in pre-refunded bonds, which also have an average maturity of about four years, was an additional drag on performance. Refunded bonds are of very high credit quality and contribute relatively less yield to total return.
Fund positioning
Our strategy was largely unchanged during the period. We retained an overweight in A and BBB rated securities, as we did not anticipate a dramatic widening of yield spreads versus higher quality debt. However, given that spreads are very tight for lower rated investment-grade issues, we remained on the lookout for opportunities to increase the portfolio’s credit quality when reinvesting the proceeds of maturing securities. We targeted a neutral duration profile — i.e., an interest-rate sensitivity in line with the benchmark — in order to maintain a balanced stance within the portfolio. The Fund’s positioning continues to reflect our expectation for gradual Fed tightening and a flattening bias to the yield curve.
At the period’s end, Maryland’s credit profile was generally stable at both the state and local level, and the state had passed a balanced budget for the 2019 fiscal year. We believe Maryland also stands to benefit from the changes to federal tax law, which reduce deductions on state tax returns without a commensurate decrease in state tax rates. On the other hand, changes to deductions for state and local taxes and mortgage interest disproportionately affect Maryland residents, as a high proportion have historically itemized those deductions. Such changes may also impact real estate markets, particularly in the suburbs of Baltimore and Washington, D.C. We intend to watch these issues closely as we move through 2018.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically-diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	987.10	1,020.88	3.89	3.96	0.79
Advisor Class	1,000.00	1,000.00	988.30	1,022.12	2.66	2.71	0.54
Class C	1,000.00	1,000.00	983.40	1,017.16	7.57	7.70	1.54
Institutional Class	1,000.00	1,000.00	989.20	1,022.12	2.66	2.71	0.54
Institutional 3 Class	1,000.00	1,000.00	988.90	1,022.66	2.12	2.16	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 97.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 1.8%
Maryland Environmental Service
Revenue Bonds
Mid Shore II Regional Landfill
Series 2011
11/01/2024	5.000%	1,030,000	1,103,604
Higher Education 2.9%
Maryland Health & Higher Educational Facilities Authority
Revenue Bonds
Maryland Institute College of Art
Series 2012
06/01/2029	5.000%	1,000,000	1,089,200
Montgomery County Authority
Refunding Revenue Bonds
Series 2014
05/01/2027	5.000%	500,000	560,340
Morgan State University
Refunding Revenue Bonds
Series 2012
07/01/2030	5.000%	150,000	163,250
Total			1,812,790
Hospital 23.7%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Anne Arundel Health System
Series 2014
07/01/2029	5.000%	750,000	840,083
Series 2017
07/01/2029	5.000%	250,000	286,555
MedStar Health, Inc.
Series 2015
08/15/2033	5.000%	500,000	554,485
Mercy Medical Center
Series 2016A
07/01/2032	5.000%	600,000	663,852
Meritus Medical Center Issue
Series 2015
07/01/2027	5.000%	1,000,000	1,117,090
Peninsula Regional Medical Center
Series 2015
07/01/2034	5.000%	1,000,000	1,092,910
Series 2017B
07/01/2031	5.000%	1,000,000	1,136,840
University of Maryland Medical System
Series 2015
07/01/2028	5.000%	500,000	567,460
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Maryland Health System
Series 2014
07/01/2034	5.250%	1,500,000	1,628,745
Revenue Bonds
Carroll Hospital
Series 2012A
07/01/2026	5.000%	1,210,000	1,327,370
07/01/2027	5.000%	1,000,000	1,094,930
Johns Hopkins Health System
Series 2012
07/01/2028	5.000%	1,000,000	1,106,590
Johns Hopkins Health System
Series 2013C
05/15/2033	5.000%	1,500,000	1,673,385
MedStar Health
Series 2011
08/15/2022	5.000%	1,620,000	1,760,308
Total			14,850,603
Investor Owned 4.1%
Maryland Economic Development Corp.
Refunding Revenue Bonds
Potomac
Series 2009
09/01/2022	6.200%	2,500,000	2,586,400
Local Appropriation 2.3%
Howard County Housing Commission
Revenue Bonds
Roger Carter Recreation Center Project
Series 2011
06/01/2026	5.000%	585,000	631,162
Maryland State Transportation Authority
Refunding Revenue Bonds
Metrorail Parking Projects
Series 2014
07/01/2023	4.000%	750,000	799,410
Total			1,430,572
Local General Obligation 10.2%
City of Baltimore
Unlimited General Obligation Bonds
Series 2017A
10/15/2033	5.000%	750,000	877,365
County of Anne Arundel
Limited General Obligation Bonds
Consolidated General Improvement
Series 2015
04/01/2027	5.000%	1,500,000	1,733,625
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Frederick
Unlimited General Obligation Refunding Bonds
Public Facilities
Series 2006
11/01/2021	5.250%	2,500,000	2,765,100
County of Prince George’s
Unlimited General Obligation Bonds
Series 2017A
09/15/2029	3.000%	1,000,000	1,007,310
Total			6,383,400
Multi-Family 9.7%
Howard County Housing Commission
Revenue Bonds
Gateway Village Apartments
Series 2016
06/01/2031	4.000%	870,000	907,845
General Capital Improvement Program
Series 2015
06/01/2032	4.000%	750,000	769,530
Woodfield Oxford Square Apartments
Series 2017
12/01/2029	5.000%	555,000	639,826
Maryland Economic Development Corp.
Refunding Revenue Bonds
University of Maryland Baltimore County Student Housing
Series 2016 (AGM)
07/01/2030	5.000%	725,000	829,842
University of Maryland College Park Student Housing
Series 2016 (AGM)
06/01/2030	5.000%	875,000	1,000,405
Revenue Bonds
Salisbury University Project
Series 2012
06/01/2027	5.000%	1,100,000	1,180,377
Towson University Project
Senior Series 2012
07/01/2027	5.000%	700,000	762,692
Total			6,090,517
Other Bond Issue 4.8%
City of Baltimore
Refunding Revenue Bonds
Convention Center Hotel
Series 2017
09/01/2028	5.000%	750,000	854,227
County of Montgomery
Revenue Bonds
Department of Liquor Control
Series 2009A
04/01/2022	5.000%	2,055,000	2,113,547
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Community Development Administration
Revenue Bonds
Capital Fund Securitization
Series 2003 (AGM)
07/01/2021	4.400%	40,000	40,078
Total			3,007,852
Other Industrial Development Bond 1.3%
Maryland Economic Development Corp.
Refunding Revenue Bonds
CNX Marine Terminals, Inc.
Series 2010
09/01/2025	5.750%	800,000	834,616
Refunded / Escrowed 6.7%
City of Baltimore
Prerefunded 10/15/18 Unlimited General Obligation Bonds
Consolidated Public Improvement
Series 2008A (AGM)
10/15/2022	5.000%	1,000,000	1,014,760
Revenue Bonds
Water Project
Series 1994A Escrowed to Maturity (FGIC)
07/01/2024	5.000%	1,400,000	1,565,228
State of Maryland
Prerefunded 03/01/23 Unlimited General Obligation Bonds
Series 2015A
03/01/2027	4.000%	1,500,000	1,616,625
Total			4,196,613
Retirement Communities 5.7%
City of Gaithersburg
Refunding Revenue Bonds
Asbury Obligation Group
Series 2009B
01/01/2023	6.000%	1,250,000	1,327,987
County of Baltimore
Refunding Revenue Bonds
Oak Crest Village, Inc.
Series 2016
01/01/2029	5.000%	500,000	560,720
County of Howard
Refunding Revenue Bonds
Columbia Vantage House Corp.
Series 2017
04/01/2026	5.000%	500,000	529,505
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Charlestown Community
Series 2016A
01/01/2028	5.000%	1,000,000	1,141,500
Total			3,559,712

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 1.0%
Maryland Community Development Administration Housing
Revenue Bonds
Series 2016
03/01/2036	3.250%	600,000	598,368
Special Non Property Tax 3.6%
Maryland Stadium Authority
Revenue Bonds
Construction and Revitalization
Series 2018
05/01/2033	5.000%	1,000,000	1,154,820
State of Maryland Department of Transportation
Revenue Bonds
3rd Series 2015
12/15/2026	4.000%	1,000,000	1,076,530
Total			2,231,350
Special Property Tax 7.3%
Anne Arundel County Consolidated District
Special Tax Refunding Bonds
Villages of Dorchester & Farmington
Series 2013
07/01/2023	5.000%	225,000	251,852
07/01/2024	5.000%	500,000	557,365
City of Baltimore
Refunding Tax Allocation Bonds
Consolidated Tax Projects
Series 2015
06/15/2027	5.000%	520,000	578,037
County of Frederick
Special Tax Bonds
Urbana Community Development Authority
Series 2010A
07/01/2025	5.000%	2,500,000	2,659,625
County of Montgomery
Refunding Special Tax Bonds
West Germantown Development District
Series 2014
07/01/2025	4.000%	485,000	519,711
Total			4,566,590
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 4.7%
Maryland Economic Development Corp.
Refunding Revenue Bonds
Department of Transportation Headquarters
Series 2010
06/01/2022	4.500%	2,675,000	2,910,534
State General Obligation 1.7%
State of Maryland
Unlimited General Obligation Bonds
Series 2017A
08/01/2030	4.000%	500,000	543,890
Unlimited General Obligation Refunding Bonds
Series 2015B
08/01/2024	4.000%	500,000	546,140
Total			1,090,030
Transportation 1.9%
Washington Metropolitan Area Transit Authority
Refunding Revenue Bonds
Series 2017A-1
07/01/2029	5.000%	1,000,000	1,180,240
Water & Sewer 3.7%
City of Baltimore
Subordinated Revenue Bonds
Series 2014A
07/01/2032	5.000%	1,000,000	1,127,030
Wastewater Project
Series 2017A
07/01/2031	5.000%	1,000,000	1,155,680
Total			2,282,710
Total Municipal Bonds (Cost $59,555,945)			60,716,501

Total Investments in Securities (Cost: $59,555,945)	60,716,501
Other Assets & Liabilities, Net	1,812,904
Net Assets	62,529,405

Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
FGIC	Financial Guaranty Insurance Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Municipal Bonds	—	60,716,501	—	60,716,501
Total Investments in Securities	—	60,716,501	—	60,716,501
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $59,555,945)	$60,716,501
Cash	1,137,670
Receivable for:
Capital shares sold	147,848
Interest	831,026
Expense reimbursement due from Investment Manager	824
Prepaid expenses	563
Total assets	62,834,432
Liabilities
Payable for:
Capital shares purchased	8,933
Distributions to shareholders	146,822
Management services fees	2,411
Distribution and/or service fees	482
Transfer agent fees	2,434
Compensation of board members	108,341
Audit fees	31,520
Other expenses	4,084
Total liabilities	305,027
Net assets applicable to outstanding capital stock	$62,529,405
Represented by
Paid in capital	60,815,627
Undistributed net investment income	238,451
Accumulated net realized gain	314,771
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,160,556
Total - representing net assets applicable to outstanding capital stock	$62,529,405
Class A
Net assets	$13,494,252
Shares outstanding	1,302,677
Net asset value per share	$10.36
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.68
Advisor Class
Net assets	$274,498
Shares outstanding	26,487
Net asset value per share	$10.36
Class C
Net assets	$2,496,543
Shares outstanding	240,937
Net asset value per share	$10.36
Institutional Class
Net assets	$7,147,864
Shares outstanding	690,144
Net asset value per share	$10.36
Institutional 3 Class
Net assets	$39,116,248
Shares outstanding	3,764,047
Net asset value per share	$10.39
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	11

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Interest	$2,329,046
Total income	2,329,046
Expenses:
Management services fees	328,101
Distribution and/or service fees
Class A	36,494
Class B	27
Class C	27,411
Transfer agent fees
Class A	17,910
Advisor Class	280
Class B	4
Class C	3,359
Institutional Class	32,102
Institutional 3 Class	2,399
Compensation of board members	22,546
Custodian fees	1,551
Printing and postage fees	10,955
Registration fees	8,826
Audit fees	31,520
Legal fees	7,719
Compensation of chief compliance officer	15
Other	10,762
Total expenses	541,981
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(131,322)
Expense reduction	(20)
Total net expenses	410,639
Net investment income	1,918,407
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	655,064
Net realized gain	655,064
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,815,996)
Net change in unrealized appreciation (depreciation)	(1,815,996)
Net realized and unrealized loss	(1,160,932)
Net increase in net assets resulting from operations	$757,475
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$1,918,407	$2,425,412
Net realized gain	655,064	83,953
Net change in unrealized appreciation (depreciation)	(1,815,996)	(3,079,707)
Net increase (decrease) in net assets resulting from operations	757,475	(570,342)
Distributions to shareholders
Net investment income
Class A	(370,117)	(432,259)
Advisor Class	(6,742)	(857)
Class B	(48)	(513)
Class C	(49,028)	(48,648)
Institutional Class	(625,161)	(1,947,621)
Institutional 3 Class	(855,839)	(49)
Net realized gains
Class A	(68,715)	—
Advisor Class	(1,463)	—
Class C	(12,828)	—
Institutional Class	(37,642)	—
Institutional 3 Class	(203,316)	—
Total distributions to shareholders	(2,230,899)	(2,429,947)
Decrease in net assets from capital stock activity	(11,738,743)	(14,715,705)
Total decrease in net assets	(13,212,167)	(17,715,994)
Net assets at beginning of year	75,741,572	93,457,566
Net assets at end of year	$62,529,405	$75,741,572
Undistributed net investment income	$238,451	$226,979

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	85,503	907,957	106,251	1,147,040
Distributions reinvested	17,445	184,585	17,202	184,611
Redemptions	(226,319)	(2,401,454)	(381,477)	(4,045,942)
Net decrease	(123,371)	(1,308,912)	(258,024)	(2,714,291)
Advisor Class
Subscriptions	27,261	290,484	8,087	85,000
Distributions reinvested	746	7,880	55	579
Redemptions	(9,587)	(99,919)	(1,011)	(10,679)
Net increase	18,420	198,445	7,131	74,900
Class B
Subscriptions	—	—	7	85
Distributions reinvested	—	—	23	245
Redemptions	(932)	(10,068)	(3,043)	(31,891)
Net decrease	(932)	(10,068)	(3,013)	(31,561)
Class C
Subscriptions	17,933	189,029	54,263	582,482
Distributions reinvested	4,449	47,094	3,534	37,881
Redemptions	(46,116)	(486,467)	(35,049)	(371,820)
Net increase (decrease)	(23,734)	(250,344)	22,748	248,543
Institutional Class
Subscriptions	128,919	1,369,506	1,563,041	16,864,850
Distributions reinvested	19,642	207,942	16,480	176,823
Redemptions	(4,898,845)	(52,510,963)	(2,779,018)	(29,344,969)
Net decrease	(4,750,284)	(50,933,515)	(1,199,497)	(12,303,296)
Institutional 3 Class
Subscriptions	4,509,797	48,484,322	948	10,000
Distributions reinvested	621	6,549	—	—
Redemptions	(747,319)	(7,925,220)	—	—
Net increase	3,763,099	40,565,651	948	10,000
Total net decrease	(1,116,802)	(11,738,743)	(1,429,707)	(14,715,705)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

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Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$10.61	0.27	(0.20)	0.07	(0.27)	(0.05)
Year Ended 4/30/2017	$10.90	0.27	(0.29)	(0.02)	(0.27)	—
Year Ended 4/30/2016	$10.81	0.29	0.09	0.38	(0.29)	—
Year Ended 4/30/2015	$10.80	0.31	0.01	0.32	(0.31)	—
Year Ended 4/30/2014	$11.14	0.32	(0.34)	(0.02)	(0.32)	—
Advisor Class
Year Ended 4/30/2018	$10.61	0.30	(0.20)	0.10	(0.30)	(0.05)
Year Ended 4/30/2017	$10.90	0.30	(0.29)	0.01	(0.30)	—
Year Ended 4/30/2016	$10.81	0.32	0.09	0.41	(0.32)	—
Year Ended 4/30/2015	$10.80	0.34	0.01	0.35	(0.34)	—
Year Ended 4/30/2014	$11.14	0.34	(0.34)	0.00 (d)	(0.34)	—
Class C
Year Ended 4/30/2018	$10.61	0.19	(0.20)	(0.01)	(0.19)	(0.05)
Year Ended 4/30/2017	$10.90	0.19	(0.29)	(0.10)	(0.19)	—
Year Ended 4/30/2016	$10.81	0.21	0.09	0.30	(0.21)	—
Year Ended 4/30/2015	$10.80	0.23	0.01	0.24	(0.23)	—
Year Ended 4/30/2014	$11.14	0.24	(0.34)	(0.10)	(0.24)	—
Institutional Class
Year Ended 4/30/2018	$10.61	0.30	(0.20)	0.10	(0.30)	(0.05)
Year Ended 4/30/2017	$10.90	0.29	(0.28)	0.01	(0.30)	—
Year Ended 4/30/2016	$10.81	0.32	0.09	0.41	(0.32)	—
Year Ended 4/30/2015	$10.80	0.34	0.01	0.35	(0.34)	—
Year Ended 4/30/2014	$11.14	0.34	(0.34)	0.00 (d)	(0.34)	—
Institutional 3 Class
Year Ended 4/30/2018	$10.64	0.31	(0.20)	0.11	(0.31)	(0.05)
Year Ended 4/30/2017(e)	$10.55	0.05	0.09 (f)	0.14	(0.05)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.32)	$10.36	0.65%	0.98%	0.79% (c)	2.55%	9%	$13,494
(0.27)	$10.61	(0.19%)	1.01%	0.81%	2.50%	20%	$15,125
(0.29)	$10.90	3.60%	1.04%	0.81% (c)	2.72%	13%	$18,362
(0.31)	$10.81	3.00%	1.04%	0.81% (c)	2.87%	10%	$20,593
(0.32)	$10.80	(0.16%)	1.05%	0.81% (c)	2.94%	2%	$20,973

(0.35)	$10.36	0.90%	0.72%	0.54% (c)	2.79%	9%	$274
(0.30)	$10.61	0.07%	0.72%	0.54%	2.87%	20%	$86
(0.32)	$10.90	3.86%	0.77%	0.56% (c)	2.97%	13%	$10
(0.34)	$10.81	3.25%	0.78%	0.56% (c)	3.12%	10%	$10
(0.34)	$10.80	0.08%	0.81%	0.56% (c)	3.24%	2%	$10

(0.24)	$10.36	(0.10%)	1.73%	1.54% (c)	1.80%	9%	$2,497
(0.19)	$10.61	(0.93%)	1.76%	1.56%	1.76%	20%	$2,807
(0.21)	$10.90	2.83%	1.79%	1.56% (c)	1.97%	13%	$2,638
(0.23)	$10.81	2.23%	1.79%	1.56% (c)	2.11%	10%	$2,796
(0.24)	$10.80	(0.90%)	1.80%	1.56% (c)	2.19%	2%	$2,666

(0.35)	$10.36	0.89%	0.74%	0.55% (c)	2.76%	9%	$7,148
(0.30)	$10.61	0.06%	0.76%	0.56%	2.75%	20%	$57,704
(0.32)	$10.90	3.86%	0.79%	0.56% (c)	2.97%	13%	$72,405
(0.34)	$10.81	3.26%	0.79%	0.56% (c)	3.12%	10%	$68,033
(0.34)	$10.80	0.09%	0.79%	0.56% (c)	3.17%	2%	$63,765

(0.36)	$10.39	1.02%	0.62%	0.43%	2.93%	9%	$39,116
(0.05)	$10.64	1.35%	0.58% (g)	0.42% (g)	3.05% (g)	20%	$10
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	17

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
18	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
April 30, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
20	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. Prior to August 1, 2017, the limitation was 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class B	0.04 (a)
Class C	0.12
Institutional Class	0.14
Institutional 3 Class	0.01

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	10,764
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
April 30, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.43	0.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
10,622	1,896,313	323,964	2,230,899	16,878	2,413,069	—	2,429,947
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	492,632	314,771	—	1,160,556
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
59,555,945	1,453,472	(292,916)	1,160,556
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,077,323 and $16,796,291, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
April 30, 2018
of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 76.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
24	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Maryland Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
26	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend	Exempt- interest dividends
$670,672	99.44%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
28	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
30	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free Maryland Intermediate Muni Bond Fund | Annual Report 2018	33

Columbia AMT-Free Maryland Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN190_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free Georgia Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Georgia individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Co-Portfolio Manager
Managed Fund since 2016
Deborah Vargo
Co-Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/04/92	0.12	1.18	2.97
	Including sales charges		-2.85	0.56	2.66
Advisor Class*		03/19/13	0.27	1.41	3.22
Class C	Excluding sales charges	06/17/92	-0.72	0.40	2.20
	Including sales charges		-1.69	0.40	2.20
Institutional Class		03/01/92	0.28	1.39	3.22
Institutional 3 Class*		03/01/17	0.39	1.42	3.23
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.87	2.10	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class Y and Class Z shares were renamed Advisor Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Georgia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2018)
AAA rating	5.8
AA rating	51.1
A rating	35.0
BBB rating	5.7
Not rated	2.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 0.12% excluding sales charges. Institutional Class shares of the Fund returned 0.28%. During the same time period, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.87%. The Fund’s underperformance largely stemmed from its higher average credit quality in relation to the national benchmark.
Market overview
The national municipal bond market posted a small gain in the 12-month period, as the contribution from income helped offset a moderate decline in prices. The period began on a positive note, reflecting the ongoing rebound from the post-election sell-off of late 2016. During this time, prices were supported by a generally positive tone to the financial markets, muted concerns about U.S. Federal Reserve (Fed) policy and a favorable balance of supply and demand stemming from strong mutual fund inflows and lower new issuance. Although unfunded pension liabilities and budgetary stress among notable issuers such as Illinois, New Jersey, Pennsylvania, Connecticut and Kentucky persisted, overall credit conditions for municipal bonds remained on a sound footing. In addition, Illinois passed a budget for the first time in two years in July 2017, preventing the state from being downgraded to a below investment-grade rating. The passage of Illinois’ budget took some risk out of the broader market, providing additional support for prices through the middle of 2017.
The market landscape became more challenging in the autumn after Republican legislators unveiled a preliminary outline for overhauling the nation’s tax code. The initial proposals eliminated municipal issuers’ ability to advance refund outstanding debt, and it stripped private activity bonds (PABs) of their tax-exempt status. The surprise inclusion of the two provisions initially fueled a market rally as investors anticipated a dramatic reduction in future supply. However, municipalities responded to the proposed tax bill by pulling forward an estimated $35 billion of new bond issuance into December in an effort to beat any negative consequences from the potential changes. Fourth-quarter supply therefore jumped to the highest level in history, weighing on prices. The final bill, signed into law on December 22, spared PABs and only marginally reduced top personal tax rates.
Municipal bonds nevertheless remained under pressure in early 2018 as expectations for higher inflation weighed heavily on all segments of the fixed-income market. Investors worried that the introduction of fiscal stimulus, coming at a time when the economy appeared to be operating near full capacity, would force the Fed to raise interest rates further and faster than expected in order to tame inflation. The 10-year U.S. Treasury yield rose sharply during the first half of the quarter as a result, and municipal yields followed suit. Tax reform lessened the value proposition of municipals for banks and insurance companies, leading some to reduce their holdings of municipal bonds, but this potential headwind was offset by a sharp reduction in supply stemming from the surge of new issuance in December. This factor, together with a slowing rate of increase in Treasury yields late in the period, helped stabilize the municipal bond market in March and April. Still, the broad-based national indexes closed roughly flat for the full 12 months due to the earlier sell-off. Lower-quality bonds outpaced higher quality issues, reflecting investors’ ongoing search for yield.
Georgia’s higher average credit quality was a headwind
Georgia’s economy continued to perform well in the past year, with strong population growth, an improving job market, rising wages and favorable economic trends in the Atlanta metropolitan area. Despite these positive developments, Georgia intermediate-term municipal issues trailed the national intermediate market. Georgia has a higher concentration in higher quality state general obligation bonds, which underperformed the national indexes amid the rally in lower quality debt.
Contributors and detractors
Given the relative strength in lower quality issues, the Fund benefited from its overweight in lower rated investment-grade bonds in the A and BBB credit tiers. Overweights in A rated hospital bonds and longer maturity education-related issues also boosted performance, as these were two of the larger sector weights in the Fund. Conversely, the Fund was hurt by its large weighting in local general obligation bonds, where the average credit rating is AA+. The Fund was also pressured by its positioning in the water and sewer sector, where the timing of a specific purchase weighed on results.
4	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At the individual security level, the bonds of Eagles Trace Apartments — an operator of affordable housing units located in Columbus, Georgia — was a notable detractor. The apartment complex has struggled with its occupancy level, and it recently disclosed a draw on its debt-service reserves to make its most recent debt payment. The issuer has a sinking fund that allows it to retire bonds on a schedule, which reduces the size of the Fund’s position every six months.
Fund positioning
Our strategy was largely unchanged during the period. We retained an overweight in A and BBB rated securities, as we did not anticipate a dramatic widening of yield spreads versus higher quality debt. However, given that spreads are very tight for lower rated investment-grade issues, we remained on the lookout for opportunities to increase the portfolio’s credit quality when reinvesting the proceeds of maturing securities. We targeted a neutral duration profile — i.e., an interest-rate sensitivity in line with the benchmark — in order to maintain a balanced stance within the portfolio. The Fund’s positioning continues to reflect our expectation for gradual Fed tightening and a flattening bias to the yield curve.
We did not have any concerns about Georgia’s credit profile at the close of the period, but recent legislation may present a potential risk for local issuers. The legislation allowed a portion of the city of Stockbridge to be de-annexed and incorporated into a new municipality called Eagle’s Landing without appropriate reapportionment of the existing entity’s debt. In addition to increasing leverage for Stockbridge, we believe the de-annexation would weaken wealth levels within the existing municipality since the proposed Eagle’s Landing would take about half of the property tax base but only a third of the population. We believe the decision sets a bad precedent for municipalities that have a wide range of wealth levels and the ability to rationally carve out stronger portions of their tax base. While there is a precedent for the law to be struck down if it is challenged in court, we will be closely watching developments on this front.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically-diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	985.20	1,020.78	3.99	4.06	0.81
Advisor Class	1,000.00	1,000.00	985.50	1,022.02	2.76	2.81	0.56
Class C	1,000.00	1,000.00	981.60	1,017.06	7.66	7.80	1.56
Institutional Class	1,000.00	1,000.00	985.50	1,022.02	2.76	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	987.00	1,022.51	2.27	2.31	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 98.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 5.1%
City of Atlanta Department of Aviation
Refunding Revenue Bonds
General
Series 2010C
01/01/2025	5.000%	1,500,000	1,605,630
Revenue Bonds
Series 2012B
01/01/2027	5.000%	1,000,000	1,092,850
Total			2,698,480
Higher Education 13.6%
Atlanta Development Authority
Refunding Revenue Bonds
Panther Place LLC
Series 2017A
07/01/2028	5.000%	500,000	589,675
Bulloch County Development Authority
Refunding Revenue Bonds
Georgia Southern University Housing Foundation
Series 2012 (AGM)
08/01/2027	5.000%	500,000	546,045
Georgia Southern University Housing Foundation Four LLC
Series 2017
07/01/2034	5.000%	500,000	561,675
Carrollton Payroll Development Authority
Refunding Revenue Bonds
Anticipation Certificates - UWG Campus Center
Series 2012 (AGM)
08/01/2025	5.000%	800,000	875,016
Dahlonega Downtown Development Authority
Refunding Revenue Bonds
North Georgia MAC LLC Project
Series 2017
07/01/2032	4.000%	1,000,000	1,049,280
Fulton County Development Authority
Refunding Revenue Bonds
Spelman College
Series 2015
06/01/2032	5.000%	1,000,000	1,130,110
Gwinnett County Development Authority
Refunding Revenue Bonds
Georgia Gwinnett College Student Housing
Series 2017
07/01/2034	5.000%	1,000,000	1,131,760
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Richmond County Development Authority
Refunding Revenue Bonds
ASU Jaguar Student Housing
Series 2012 (AGM)
02/01/2027	5.000%	750,000	822,135
Georgia Regents University Cancer Center
Series 2014 (AGM)
12/15/2032	5.000%	425,000	482,775
Total			7,188,471
Hospital 12.1%
Carroll City-County Hospital Authority
Refunding Revenue Bonds
Tanner Medical Center, Inc. Project
Series 2016
07/01/2030	4.000%	1,000,000	1,054,100
Cedartown Polk County Hospital Authority
Revenue Bonds
Floyd Healthcare Polk Medical Center
RAC Series 2016
07/01/2034	5.000%	490,000	533,066
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2033	5.000%	300,000	343,692
Fayette County Hospital Authority
Revenue Bonds
Fayette Community Hospital
Series 2009A
06/15/2023	5.250%	2,000,000	2,073,360
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System Project
Series 2017
02/15/2030	5.000%	300,000	340,323
Gwinnett County Hospital Authority
Revenue Bonds
Gwinnet Hospital System
Series 2007A (AGM)
07/01/2023	5.000%	2,000,000	2,068,640
Total			6,413,181
Joint Power Authority 4.9%
Municipal Electric Authority of Georgia
Refunding Revenue Bonds
Project One
Subordinated Series 2015A
01/01/2032	5.000%	1,000,000	1,098,400
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Project One
Subordinated Series 2008A
01/01/2021	5.250%	1,395,000	1,498,453
Total			2,596,853
Local Appropriation 0.5%
Macon-Bibb County Urban Development Authority
Refunding Revenue Bonds
Macon-Bibb County Public Project
Series 2017
12/01/2032	5.000%	200,000	230,746
Local General Obligation 21.4%
Cherokee County Board of Education
Unlimited General Obligation Bonds
Series 2014A
08/01/2030	5.000%	1,000,000	1,129,530
City of Atlanta
Unlimited General Obligation Refunding Bonds
Series 2014A
12/01/2026	5.000%	500,000	574,425
County of Columbia
Unlimited General Obligation Bonds
Sales Tax
Series 2015
04/01/2022	5.000%	285,000	316,119
County of DeKalb
Unlimited General Obligation Refunding Bonds
Special Transportation - Parks Greenspace
Series 2016
12/01/2027	5.000%	750,000	882,570
Forsyth County School District
Unlimited General Obligation Bonds
Series 2014
02/01/2028	5.000%	1,000,000	1,129,600
Gwinnett County School District
Unlimited General Obligation Refunding Bonds
Series 2010
02/01/2024	5.000%	1,500,000	1,715,955
Jefferson City School District
Unlimited General Obligation Refunding Bonds
Series 2017
02/01/2031	4.000%	500,000	536,335
Pierce County School District
Unlimited General Obligation Bonds
Series 2017
01/01/2032	4.000%	425,000	451,456
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Polk School District
Unlimited General Obligation Bonds
Sales Tax
Series 2018
03/01/2026	5.000%	200,000	233,802
Sandy Springs Public Facilities Authority
Revenue Bonds
City Center Project
Series 2015
05/01/2028	5.000%	1,000,000	1,173,080
South Fulton Municipal Regional Water & Sewer Authority
Refunding Revenue Bonds
Series 2014
01/01/2031	5.000%	1,000,000	1,115,010
Winder-Barrow Industrial Building Authority
Refunding Revenue Bonds
City of Winder Project
Series 2012 (AGM)
12/01/2024	5.000%	1,900,000	2,066,440
Total			11,324,322
Multi-Family 2.0%
Cobb County Development Authority
Refunding Revenue Bonds
Kennesaw State University
Junior Subordinated Series 2014
07/15/2029	5.000%	980,000	1,054,480
Other Bond Issue 1.0%
Columbus Housing Authority
Revenue Bonds
Eagles Trace Apartments Project
Series 2015
12/01/2025	3.250%	620,000	524,793
Prep School 1.0%
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy
Series 2017
03/01/2027	5.000%	500,000	545,410
Prepaid Gas 0.6%
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2007A
09/15/2019	5.250%	295,000	306,983
Refunded / Escrowed 10.1%
DeKalb Newton & Gwinnett Counties Joint Development Authority
Prerefunded 07/01/19 Revenue Bonds
GGC Foundation LLC Project
Series 2009
07/01/2024	5.500%	2,500,000	2,602,450

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia State Road & Tollway Authority
Prerefunded 01/01/19 Revenue Bonds
Federal Highway Grant
Series 2009A
06/01/2021	5.000%	1,000,000	1,033,420
Metropolitan Atlanta Rapid Transit Authority
Prerefunded 07/01/22 Revenue Bonds
Third Indenture
Series 2012A
07/01/2030	5.000%	1,500,000	1,669,995
Total			5,305,865
Retirement Communities 1.0%
Fulton County Residential Care Facilities for the Elderly Authority
Refunding Revenue Bonds
Lenbrook Square Foundation, Inc.
Series 2016
07/01/2025	4.000%	500,000	532,665
Sales Tax 1.6%
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
3rd Indenture
Series 2014A
07/01/2024	5.000%	750,000	849,608
Single Family 1.9%
Georgia Housing & Finance Authority
Revenue Bonds
Series 2014B-1
12/01/2029	3.000%	1,000,000	987,440
Special Property Tax 3.8%
Atlanta & Fulton County Recreation Authority
Refunding Revenue Bonds
Park Improvement
Series 2014A
12/01/2028	5.000%	525,000	598,022
12/01/2033	5.000%	1,000,000	1,130,720
City of Atlanta
Refunding Tax Allocation Bonds
Atlantic Station Project
Series 2017
12/01/2024	5.000%	250,000	281,560
Total			2,010,302
Turnpike / Bridge / Toll Road 1.3%
Georgia State Road & Tollway Authority(a),(b)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	1,000,000	704,330
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 16.1%
Augusta Water & Sewerage Revenue
Refunding Revenue Bonds
Series 2017
10/01/2029	3.000%	750,000	732,930
Cherokee County Water & Sewer Authority
Refunding Revenue Bonds
Series 2016
08/01/2031	5.000%	250,000	288,650
City of Atlanta Water & Wastewater
Refunding Revenue Bonds
Series 2015
11/01/2030	5.000%	1,000,000	1,146,440
Series 2017A
11/01/2034	5.000%	1,000,000	1,159,740
City of Columbus Water & Sewerage
Refunding Revenue Bonds
Series 2016
05/01/2032	5.000%	350,000	402,934
City of Gainesville Water & Sewerage
Refunding Revenue Bonds
Series 2014
11/15/2026	5.000%	1,500,000	1,722,870
County of DeKalb Water & Sewage
Refunding Revenue Bonds
Series 2006B
10/01/2021	5.250%	2,000,000	2,204,380
Villa Rica Public Facilities Authority
Refunding Revenue Bonds
Water & Sewer Project
Series 2015
03/01/2031	5.000%	750,000	837,705
Total			8,495,649
Total Municipal Bonds (Cost $50,987,283)			51,769,578

Total Investments in Securities (Cost: $50,987,283)	51,769,578
Other Assets & Liabilities, Net	1,080,682
Net Assets	52,850,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $704,330, which represents 1.33% of net assets.
(b)	Zero coupon bond.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Municipal Bonds	—	51,769,578	—	51,769,578
Total Investments in Securities	—	51,769,578	—	51,769,578
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	11

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $50,987,283)	$51,769,578
Cash	570,543
Receivable for:
Capital shares sold	58,996
Interest	752,208
Expense reimbursement due from Investment Manager	769
Prepaid expenses	559
Total assets	53,152,653
Liabilities
Payable for:
Capital shares purchased	29,279
Distributions to shareholders	121,860
Management services fees	2,040
Distribution and/or service fees	495
Transfer agent fees	6,980
Compensation of board members	106,303
Audit fees	31,520
Other expenses	3,916
Total liabilities	302,393
Net assets applicable to outstanding capital stock	$52,850,260
Represented by
Paid in capital	52,094,205
Undistributed net investment income	95,765
Accumulated net realized loss	(122,005)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	782,295
Total - representing net assets applicable to outstanding capital stock	$52,850,260
Class A
Net assets	$11,818,718
Shares outstanding	1,162,596
Net asset value per share	$10.17
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.48
Advisor Class
Net assets	$126,233
Shares outstanding	12,432
Net asset value per share	$10.15
Class C
Net assets	$3,067,855
Shares outstanding	301,712
Net asset value per share	$10.17
Institutional Class
Net assets	$37,697,915
Shares outstanding	3,708,734
Net asset value per share	$10.16
Institutional 3 Class
Net assets	$139,539
Shares outstanding	13,692
Net asset value per share	$10.19
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Interest	$2,076,358
Total income	2,076,358
Expenses:
Management services fees	299,260
Distribution and/or service fees
Class A	40,732
Class B	92
Class C	34,459
Transfer agent fees
Class A	22,165
Advisor Class	280
Class B	14
Class C	4,697
Institutional Class	59,519
Institutional 3 Class	17
Compensation of board members	22,261
Custodian fees	1,549
Printing and postage fees	10,017
Audit fees	31,520
Legal fees	7,668
Compensation of chief compliance officer	14
Other	6,805
Total expenses	541,069
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(109,359)
Total net expenses	431,710
Net investment income	1,644,648
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	258,785
Net realized gain	258,785
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,666,397)
Net change in unrealized appreciation (depreciation)	(1,666,397)
Net realized and unrealized loss	(1,407,612)
Net increase in net assets resulting from operations	$237,036
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$1,644,648	$2,020,144
Net realized gain (loss)	258,785	(33,598)
Net change in unrealized appreciation (depreciation)	(1,666,397)	(2,837,667)
Net increase (decrease) in net assets resulting from operations	237,036	(851,121)
Distributions to shareholders
Net investment income
Class A	(396,122)	(538,681)
Advisor Class	(5,484)	(7,498)
Class B	(158)	(1,564)
Class C	(58,378)	(82,024)
Institutional Class	(1,171,724)	(1,394,944)
Institutional 3 Class	(2,280)	(49)
Net realized gains
Class A	(65,350)	(121,817)
Advisor Class	(821)	(1,501)
Class B	—	(505)
Class C	(13,533)	(26,364)
Institutional Class	(165,368)	(281,718)
Institutional 3 Class	(440)	—
Total distributions to shareholders	(1,879,658)	(2,456,665)
Decrease in net assets from capital stock activity	(14,939,103)	(5,348,816)
Total decrease in net assets	(16,581,725)	(8,656,602)
Net assets at beginning of year	69,431,985	78,088,587
Net assets at end of year	$52,850,260	$69,431,985
Undistributed net investment income	$95,765	$105,247

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	85,581	897,415	324,953	3,540,943
Distributions reinvested	22,228	231,255	36,799	389,042
Redemptions	(756,201)	(7,814,717)	(423,385)	(4,422,404)
Net decrease	(648,392)	(6,686,047)	(61,633)	(492,419)
Advisor Class
Subscriptions	10,245	108,285	2,695	29,187
Distributions reinvested	576	6,003	822	8,668
Redemptions	(24,721)	(259,236)	(160)	(1,678)
Net increase (decrease)	(13,900)	(144,948)	3,357	36,177
Class B
Subscriptions	—	—	8	89
Distributions reinvested	10	111	159	1,681
Redemptions	(5,638)	(59,614)	(8,459)	(90,569)
Net decrease	(5,628)	(59,503)	(8,292)	(88,799)
Class C
Subscriptions	32,404	342,275	32,466	349,629
Distributions reinvested	6,147	63,966	8,148	86,019
Redemptions	(93,795)	(981,559)	(142,622)	(1,490,856)
Net decrease	(55,244)	(575,318)	(102,008)	(1,055,208)
Institutional Class
Subscriptions	531,354	5,555,575	890,510	9,547,486
Distributions reinvested	22,580	235,000	23,091	244,108
Redemptions	(1,286,237)	(13,398,103)	(1,280,672)	(13,550,161)
Net decrease	(732,303)	(7,607,528)	(367,071)	(3,758,567)
Institutional 3 Class
Subscriptions	13,467	141,914	961	10,000
Distributions reinvested	232	2,399	—	—
Redemptions	(968)	(10,072)	—	—
Net increase	12,731	134,241	961	10,000
Total net decrease	(1,442,736)	(14,939,103)	(534,686)	(5,348,816)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$10.45	0.26	(0.24)	0.02	(0.26)	(0.04)
Year Ended 4/30/2017	$10.88	0.27	(0.37)	(0.10)	(0.27)	(0.06)
Year Ended 4/30/2016	$10.81	0.29	0.11	0.40	(0.29)	(0.04)
Year Ended 4/30/2015	$10.82	0.31	0.01	0.32	(0.31)	(0.02)
Year Ended 4/30/2014	$11.21	0.31	(0.32)	(0.01)	(0.31)	(0.07)
Advisor Class
Year Ended 4/30/2018	$10.44	0.28	(0.25)	0.03	(0.28)	(0.04)
Year Ended 4/30/2017	$10.87	0.30	(0.38)	(0.08)	(0.29)	(0.06)
Year Ended 4/30/2016	$10.79	0.32	0.12	0.44	(0.32)	(0.04)
Year Ended 4/30/2015	$10.80	0.33	0.02	0.35	(0.34)	(0.02)
Year Ended 4/30/2014	$11.20	0.34	(0.33)	0.01	(0.34)	(0.07)
Class C
Year Ended 4/30/2018	$10.46	0.18	(0.25)	(0.07)	(0.18)	(0.04)
Year Ended 4/30/2017	$10.88	0.19	(0.36)	(0.17)	(0.19)	(0.06)
Year Ended 4/30/2016	$10.81	0.21	0.11	0.32	(0.21)	(0.04)
Year Ended 4/30/2015	$10.82	0.23	0.01	0.24	(0.23)	(0.02)
Year Ended 4/30/2014	$11.22	0.23	(0.33)	(0.10)	(0.23)	(0.07)
Institutional Class
Year Ended 4/30/2018	$10.45	0.28	(0.25)	0.03	(0.28)	(0.04)
Year Ended 4/30/2017	$10.88	0.30	(0.37)	(0.07)	(0.30)	(0.06)
Year Ended 4/30/2016	$10.81	0.32	0.11	0.43	(0.32)	(0.04)
Year Ended 4/30/2015	$10.82	0.34	0.01	0.35	(0.34)	(0.02)
Year Ended 4/30/2014	$11.22	0.34	(0.33)	0.01	(0.34)	(0.07)
Institutional 3 Class
Year Ended 4/30/2018	$10.48	0.29	(0.25)	0.04	(0.29)	(0.04)
Year Ended 4/30/2017(c)	$10.41	0.05	0.07	0.12	(0.05)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.30)	$10.17	0.12%	0.98%	0.81%	2.45%	12%	$11,819
(0.33)	$10.45	(0.93%)	1.03%	0.81%	2.54%	14%	$18,934
(0.33)	$10.88	3.78%	1.04%	0.81%	2.73%	13%	$20,377
(0.33)	$10.81	2.98%	1.06%	0.81%	2.83%	19%	$20,060
(0.38)	$10.82	0.02%	1.07%	0.81%	2.89%	5%	$16,728

(0.32)	$10.15	0.27%	0.73%	0.56%	2.69%	12%	$126
(0.35)	$10.44	(0.68%)	0.77%	0.56%	2.79%	14%	$275
(0.36)	$10.87	4.14%	0.79%	0.56%	2.98%	13%	$250
(0.36)	$10.79	3.24%	0.81%	0.56%	3.09%	19%	$220
(0.41)	$10.80	0.18%	0.88%	0.56%	3.21%	5%	$37

(0.22)	$10.17	(0.72%)	1.73%	1.56%	1.70%	12%	$3,068
(0.25)	$10.46	(1.57%)	1.78%	1.56%	1.78%	14%	$3,733
(0.25)	$10.88	3.01%	1.79%	1.56%	1.98%	13%	$4,996
(0.25)	$10.81	2.21%	1.81%	1.56%	2.08%	19%	$4,612
(0.30)	$10.82	(0.82%)	1.82%	1.56%	2.14%	5%	$3,501

(0.32)	$10.16	0.28%	0.73%	0.56%	2.70%	12%	$37,698
(0.36)	$10.45	(0.68%)	0.78%	0.56%	2.79%	14%	$46,421
(0.36)	$10.88	4.04%	0.79%	0.56%	2.98%	13%	$52,315
(0.36)	$10.81	3.24%	0.81%	0.56%	3.09%	19%	$54,037
(0.41)	$10.82	0.18%	0.82%	0.56%	3.14%	5%	$58,973

(0.33)	$10.19	0.39%	0.61%	0.46%	2.82%	12%	$140
(0.05)	$10.48	1.17%	0.64% (d)	0.43% (d)	3.04% (d)	14%	$10
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	17

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
18	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
April 30, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
20	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. Prior to August 1, 2017, the limitation was 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class B	0.04 (a)
Class C	0.14
Institutional Class	0.14
Institutional 3 Class	0.02

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	182
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
April 30, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.46	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for post-October capital losses, trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(19,984)	19,984	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	1,654,130	225,528	1,879,658	—	2,049,778	406,887	2,456,665
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	322,955	—	—	782,295
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
50,987,282	1,241,882	(459,587)	782,295
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
—	122,005
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,526,807 and $22,390,306, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
April 30, 2018
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 66.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
24	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Georgia Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend	Exempt- interest dividends
$236,804	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
28	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
30	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free Georgia Intermediate Muni Bond Fund | Annual Report 2018	33

Columbia AMT-Free Georgia Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN152_04_H01_(06/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$205,000	$188,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$0	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2018 and April 30, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$20,200	$25,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2018 and April 30, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$245,200	$253,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 21, 2018